     As filed with the Securities and Exchange Commission on April 30, 1997


                                                 Registration No. 33- 83560
                                                                   811-8750
--------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C    20549

--------------------------------------------------------------------------------

                                    FORM N-4
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      Pre-Effective Amendment No.___


                     Post-Effective Amendment No. 4                   X
                                                                     --

                                   and

                     REGISTRATION STATEMENT UNDER THE
                      INVESTMENT COMPANY ACT OF 1940


                           Amendment No. 5                            X
                                                                     --

                 AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT
                 --------------------------------------
                        (Exact Name of Registrant)

                    AUSA LIFE INSURANCE COMPANY, INC.
                    ---------------------------------
                           (Name of Depositor)

                666 Fifth Avenue, New York, New York 10103
           (Address of Depositor's Principal Executive Offices)

             Depositor's Telephone Number, including Area Code

                             (212) 246-5234

                            Frank A. Camp, Esquire
                       AUSA Life Insurance Company, Inc.
                           4333 Edgewood Road, N.E.
                           Cedar Rapids, Iowa 52499
                    (Name and Address of Agent for Service)

                                 Copy to:

                        Frederick R. Bellamy, Esquire

                      Sutherland, Asbill & Brennan L.L.P.
                        1275 Pennsylvania Avenue, N.W.
                        Washington, D.C.  20004-2404
AUSAENDC

                      DECLARATION PURSUANT TO RULE 24f-2

  Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant declares that a notice pursuant to Rule 24f-2 for the year ended December 31, 1996 was filed on February 18, 1996.

                                ______________


  It is proposed that this filing will become effective:


                                ______________


_____   immediately upon filing pursuant to paragraph (b) of Rule
        485.


__X___  on May 1, 1997 pursuant to paragraph (b) of Rule 485.

_____   60 days after filing pursuant to paragraph (a)(i) of Rule
        485.


_____   on ______ pursuant to paragraph (a)(i) of Rule
        485.

_____   75 days after filing pursuant to paragraph (a)(i)

_____   on _____________ pursuant to paragraph (a)(ii) of Rule
        485.

If appropriate, check the following box:

     _____   this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           CROSS REFERENCE SHEET
                            Pursuant to Rule 495

                 Showing Location in Part A (Prospectus) and
                 Part B (Statement of Additional Information)
        of Registration Statement of Information Required by Form N-4
        -------------------------------------------------------------

                                   PART A
                                   ------

Item of Form N-4                               Prospectus Caption
----------------                               ------------------
 1. Cover Page ......................   Cover Page

 2. Definitions .....................   Definitions

 3. Synopsis ........................   Summary; Historical Performance
                                        Data

 4. Condensed Financial Information     Financial Statements

 5. General
    (a) Depositor ...................   AUSA Life
        .............................   Insurance Company, Inc.
    (b) Registrant ..................   The Mutual Fund Account
    (c) Portfolio Company ...........   Underlying Funds
    (d) Fund Prospectus .............   Underlying Funds
    (e) Voting Rights ...............   Voting Rights

 6. Deductions and Expenses
    (a) General .....................   Charges and Deductions
    (b) Sales Load % ................   Contingent Deferred Sales Charge
    (c) Special Purchase Plan .......   N/A
    (d) Commissions .................   Distributor of the Policies
    (e) Expenses - Registrant .......   N/A
    (f) Fund Expenses ...............   Expenses Including Investment
                                        Advisory Fees
    (g) Organizational Expenses .....   N/A

 7. Policies
    (a) Persons with Rights .........   The Policy; Election of Annuity
                                        Option; Determination of Annuity
                                        Payments; Annuity Commencement
                                        Date; Ownership of the Policy
                                        Voting Rights
    (b) (i)   Allocation of Premium
              Payments ..............   Allocation of Premiums
        (ii)  Transfers .............   Transfers
        (iii) Exchanges .............   N/A
    (c) Changes .....................   Addition, Deletion or
                                        Substitution of Investments;
                                        Election of Annuity Option;
                                        Annuity Commencement Date;

                                        Beneficiary; Ownership of the
                                        Policy
    (d) Inquiries ...................   Summary
 8. Annuity Period ..................   Annuity Options

 9. Death Benefit ...................   Death of Annuitant Prior to
                                        Annuity Commencement Date

10. Purchase and Policy Values ......
    (a) Purchases ...................   Policy Application and Issuance
                                        of Policies; Premiums
    (b) Valuation ...................   Policy Value; The Mutual Fund
                                        Account Value
    (c) Daily Calculation ...........   The Mutual Fund Account Value
    (d) Underwriter .................   Distributor of the Policies

11. Redemptions
    (a) By Owners ...................   Surrenders
        By Annuitant ................   N/A
    (b) Texas ORP ...................   Restrictions Under the Texas
                                        Optional Retirement Program
    (c) Check Delay .................   Payment not Honored by Bank
    (d) Lapse .......................   N/A
    (e) Free Look ...................   Summary

12. Taxes ...........................   Certain Federal Income Tax
                                        Consequences

13. Legal Proceedings ...............   Legal Proceedings

14. Table of Contents for the
    Statement of                        Statement of Additional
    Additional Information ..........   Information
                                   PART B
                                   ------

Item of Form N-4                            Statement of Additional
----------------                              Information Caption
                                              -------------------
15. Cover Page ......................   Cover Page

16. Table of Contents ...............   Table of Contents

17. General Information
    and History .....................   (Prospectus) AUSA
                                        Life Insurance Company, Inc.
18. Services ........................
    (a)  Fees and Expenses
         of Registrant ..............   N/A
    (b)  Management Policies ........   N/A
    (c)  Custodian ..................   Custody of Assets
         Independent

         Auditors ...................   Independent Auditors
    (d)  Assets of Registrant .......   Custody of Assets
    (e)  Affiliated Person ..........   N/A
    (f)  Principal Underwriter ......   Distribution of the Policies
19. Purchase of Securities
    Being Offered ...................   Distribution of the Policies
    Offering Sales Load .............   N/A

20. Underwriters ....................   Distribution of the Policies;
                                        (Prospectus) Distributor of the
                                        Policies

21. Calculation of Performance
    Data ............................   Calculation of Yields and Total
                                        Returns; Other Performance Data

22. Annuity Payments ................   (Prospectus) Election of Annuity
                                        Option; (Prospectus)
                                        Determination of Annuity Payments

23. Financial Statements ............   Financial Statements

                     PART C -- OTHER INFORMATION
                     ---------------------------

Item of Form N-4                         Part C Caption
----------------                         --------------
24. Financial Statements
    and Exhibits ....................   Financial Statements and Exhibits
    (a)  Financial Statements .......   Financial Statements
    (b)  Exhibits ...................   Exhibits

25. Directors and Officers of .......   Directors and Officers of the
    the Depositor                       Depositor

26. Persons Controlled By or Under ..   Persons Controlled By or Under
    Common Control with the             Common Control with the
    Depositor or Registrant             Depositor or Registrant

27. Number of Policyowners ..........   Number of Policyowners

28. Indemnification .................   Indemnification

29. Principal Underwriters ..........   Principal Underwriters

30. Location of Accounts
    and Records .....................   Location of Accounts and Records

31. Management Services .............   Management Services

32. Undertakings ....................   Undertakings

    Signature Page ..................   Signatures

                                       5

PROSPECTUS
                                                               May 1, 1997

                         THE ENDEAVOR VARIABLE ANNUITY

                                Issued Through

                    AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

                                      by

                       AUSA LIFE INSURANCE COMPANY, INC.

  The Endeavor Variable Annuity Policy is a Flexible Premium Variable Annuity that is offered by AUSA Life Insurance Company, Inc. ("AUSA"). You can use the Policy to accumulate funds for retirement or other long-term financial planning purposes. You are generally not taxed on any earnings on amounts you invest until you withdraw them or begin to receive annuity payments. The Policy is a "variable" annuity because the value of your investments can go up or down based on the performance of mutual fund portfolios that you select. It is a flexible premium policy because after you purchase it you can generally make additional investments of any amount of $50 or more, until the Annuity Commencement Date when AUSA begins making annuity payments to you.


  You have twelve investment options to choose from. They include these eleven mutual fund portfolios:


 TCW Managed Asset Allocation             Dreyfus Small Cap Value Portfolio
   Portfolio

                                          Dreyfus U.S. Government Securities
 TCW Money Market Portfolio                 Portfolio

 T. Rowe Price International Stock
   Portfolio                              Value Equity Portfolio

                                          Opportunity Value Portfolio
 T. Rowe Price Equity Income
   Portfolio                              Enhanced Index Portfolio

                                          WRL Growth Portfolio, managed by
 T. Rowe Price Growth Stock Portfolio       Janus Capital Corporation

  YOU AS THE OWNER OF THE POLICY, BEAR THE ENTIRE INVESTMENT RISK FOR ALL AMOUNTS THAT YOU ALLOCATE TO ANY OF THE MUTUAL FUNDS. THIS MEANS THAT YOU COULD LOSE THE AMOUNT THAT YOU INVEST. But if the mutual fund shares increase in value, then the value of your Policy will also increase.

  The twelfth investment option is the Fixed Account. If you invest in one of the alternatives offered in the Fixed Account, then AUSA guarantees to return your investment with interest at rates that AUSA will declare from time to time.

  Of course, you can choose any combination of these investment options. You can also transfer amounts among these options (subject to some restrictions).

  LIKE ALL SECURITIES, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  You should only purchase a Policy as a long-term investment. However, you do have access to all or some of the current Cash Value of your investments at any time before the Annuity Commencement Date. But, if you do withdraw cash from your Policy, there may be a surrender charge. You may also have to pay income taxes on some or all of the amount you withdraw, and if you are under the age 59 1/2 there may also be a tax penalty. Finally, there may be an interest penalty if you make a premature withdrawal from the Fixed Account (this is called an "Excess Interest Adjustment," and it could also result in you earning extra interest). AUSA has the right to postpone withdrawals from the Fixed Account.

  Prospectuses for the mutual fund portfolios are attached to the back of this Prospectus. This Prospectus and the mutual fund prospectuses give you vital information about the Policies and the mutual funds. Please read them carefully before you invest. Keep them for future reference.

  PLEASE NOTE THAT THE POLICIES AND THE MUTUAL FUNDS: ARE NOT BANK DEPOSITS, ARE NOT FEDERALLY INSURED, ARE NOT ENDORSED BY ANY BANK OR GOVERNMENT AGENCY AND ARE NOT GUARANTEED TO ACHIEVE THEIR GOAL.

  This Prospectus sets forth the information that a prospective purchaser should consider before purchasing a Policy. A Statement of Additional Information about the Policy and the Mutual Fund Account which has the same date as this Prospectus has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available at no cost to any person requesting a copy by writing AUSA at the Administrative and Service Office or by calling 1-800-525-6205. The table of contents of the Statement of Additional Information is included at the end of this Prospectus.

  This Prospectus and the Statement of Additional Information generally describe only the Policies and the Mutual Fund Account, except when the Fixed Account is specifically mentioned.

                              Service Office

         Financial Markets Division--Variable Annuity Department

                    AUSA Life Insurance Company, Inc.

                         4333 Edgewood Road, N.E.

                      Cedar Rapids, Iowa 52499-0001

                          Administrative Office

                           AUSA Life Insurance

                              Company, Inc.

                       666 Fifth Avenue, 25th Floor

                            New York, NY 10103

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
DEFINITIONS................................................................   5
SUMMARY....................................................................   8
CONDENSED FINANCIAL INFORMATION............................................  19
FINANCIAL STATEMENTS.......................................................  20
HISTORICAL PERFORMANCE DATA................................................  20
  Standardized Performance Data............................................  20
  TCW Money Market Subaccount..............................................  21
  Other Subaccounts........................................................  21
  Hypothetical Performance Data of Subaccounts.............................  22
  Opportunity Value and Equity Index Portfolios............................  23
  Non-Standardized Performance Data........................................  23
PUBLISHED RATINGS..........................................................  24
AUSA LIFE INSURANCE COMPANY, INC. .........................................  24
THE ENDEAVOR ACCOUNTS......................................................  25
  The Mutual Fund Account..................................................  25
  The Fixed Account........................................................  29
  Transfers................................................................  30
  Dollar Cost Averaging....................................................  31
  Reinstatements...........................................................  32
THE POLICY.................................................................  32
  Policy Application and Issuance of Policies..............................  32
  Premium Payments.........................................................  33
  Policy Value.............................................................  34
  Non-participating Policy.................................................  35
  Amendments...............................................................  35
DISTRIBUTIONS UNDER THE POLICY.............................................  35
  Surrenders...............................................................  35
  Systematic Withdrawal Plan...............................................  36
  Annuity Payments.........................................................  37
    Annuity Commencement Date..............................................  37
    Election of Payment Option.............................................  37
    Premium Tax............................................................  38
    Supplementary Policy...................................................  38
  Annuity Payment Options..................................................  38
  Death Benefit............................................................  42
    Death of Annuitant Prior to Annuity Commencement Date..................  42
    Death of Annuitant On or After Annuity Commencement Date...............  43
    Beneficiary............................................................  43
  Death of Owner...........................................................  44
  Restrictions Under Section 403(b) Plans..................................  44
  Restrictions under Qualified Policies....................................  44

                                                                            PAGE
                                                                            ----
CHARGES AND DEDUCTIONS.....................................................  44
  Contingent Deferred Sales Charge.........................................  45
  Mortality and Expense Risk Fee...........................................  45
  Administrative Charges...................................................  46
  Premium Taxes............................................................  47
  Federal, State and Local Taxes...........................................  47
  Transfer Charge..........................................................  47
  Other Expenses Including Investment Advisory Fees........................  47
  Employee and Agent Purchases.............................................  48
CERTAIN FEDERAL INCOME TAX CONSEQUENCES....................................  48
  Tax Status of the Policy.................................................  49
  Taxation of Annuities....................................................  49
DISTRIBUTOR OF THE POLICIES................................................  54
VOTING RIGHTS..............................................................  55
LEGAL PROCEEDINGS..........................................................  55
STATEMENT OF ADDITIONAL INFORMATION........................................  56

                                  DEFINITIONS

  Accumulation Unit--An accounting unit of measure used in calculating the Policy Value.

  Administrative Office--666 Fifth Avenue, 25th Floor, New York, New York
10103.

  Annuitant--The person entitled to receive Annuity Payments after the Annuity Commencement Date and during whose life any Annuity Payments involving life contingencies will continue.

  Annuity Commencement Date--The date upon which Annuity Payments are to commence.

  Annuity Payment Option or Payment Option--A method of receiving a stream of Annuity Payments.

  Annuity Purchase Value--An amount equal to the Policy Value for the Valuation Period which ends immediately preceding the Annuity Commencement Date reduced by any applicable premium or similar taxes.

  Annuity Unit--An accounting unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity Payment.

  AUSA--AUSA Life Insurance Company, Inc., the issuer of the Policies.

  Beneficiary--Before the Annuity Commencement Date, the person to whom the death proceeds will be paid if the Annuitant, who is also the owner, dies. After the Annuity Commencement Date, the person to whom payments will be made if the Annuitant dies. In the event the Annuitant, who is not the Owner, dies prior to the Annuity Commencement Date, the Owner will become the Annuitant unless the Owner specifically requests on the application or in writing that the death benefit be paid upon the Annuitant's death and AUSA agrees to such an election.

  Business Day--A day when the New York Stock Exchange is open for business.

  Cash Value--The Policy Value less the Contingent Deferred Sales Charge, if any.

  Code--The Internal Revenue Code of 1986, as amended.

  Current Interest Guarantee--AUSA's guarantee to pay a declared Current Interest Rate on amounts under a Policy allocated to the Fixed Account. A particular Current Interest Guarantee will be in effect for at least one year.

  Current Interest Guarantee Period--The period during which a Current Interest Guarantee is in effect.

  Current Interest Rate--The interest rate currently guaranteed to be paid on amounts under a Policy allocated to the Fixed Account. This interest rate on a Policy sold pursuant to this Prospectus will always equal or exceed a minimum of 4%.

  Date of Issue--The date the Policy is issued, as shown on the Policy Schedule Page.

  Due Proof of Death--A certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death, a written statement by the attending physician, or any other proof satisfactory to AUSA will constitute Due Proof of Death.

  Fixed Account--All of the assets of AUSA that are not in separate accounts.

  Fixed Annuity Payments--Payments made pursuant to an Annuity Payment Option which do not fluctuate in amount.

  Investment Options--The Fixed Account and any of the Subaccounts of the Mutual Fund Account.

  Mutual Fund Account--The AUSA Endeavor Variable Annuity Account, a separate account established and registered as a unit investment trust under the Investment Company Act of 1940 to which Premium Payments under the Policies may be allocated and which invests in the WRL Growth Portfolio of the WRL Series Fund, Inc., and the Endeavor Series Trust.

  Nonqualified Policy--A Policy other than a Qualified Policy.

  Policy--One of the variable annuity policies offered by this Prospectus.

  Policy Anniversary--Each anniversary of the Date of Issue.

  Policy Owner or Owner--The person who may exercise all rights and privileges under the Policy. The Policy Owner during the lifetime of the Annuitant and prior to the Annuity Commencement Date is the person designated as the Policy Owner in the application or a Successor Owner; the Policy Owner on and after the Annuity Commencement Date is the Annuitant; and the Policy Owner after the death of the Annuitant who is also the Owner (unless the Owner has elected in writing that the death benefit be paid upon the Annuitant's death and AUSA agrees to such an election), is the Beneficiary.

  Policy Value--The sum of the value of all Accumulation Units credited to a Policy for any particular Valuation Period in the Mutual Fund Account, plus the value in the Fixed Account.

  Policy Year--A Policy Year begins on the Date of Issue and each anniversary of the Date of Issue.

  Premium Payment--An amount paid to AUSA by the Policy Owner or on the Policy Owner's behalf as consideration for the benefits provided by the Policy.

  Qualified Policy--A Policy issued in connection with retirement plans that qualify for special Federal income tax treatment.

  Service Office--Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road N.E., Cedar Rapids, IA 52499.

  Subaccount--A segregated account within the Mutual Fund Account which invests in a specified Portfolio of the Underlying Funds.

  Successor Policy Owner--A person appointed by the Policy Owner to succeed to ownership of the Policy in the event of the death of the Policy Owner who is not the Annuitant before the Annuity Commencement Date.

  Underlying Funds--The WRL Growth Portfolio of the WRL Series Fund, Inc., managed by Janus Capital Corporation, and the Endeavor Series Trust.

  Valuation Period--The period of time from one determination of Accumulation Unit and Annuity Unit values to the next subsequent determination of values. Such determination shall be made on each Business Day.

  Variable Annuity Payments--Payments made pursuant to an Annuity Payment Option which fluctuate as to dollar amount or payment term in relation to the investment performance of the specified Subaccounts within the Mutual Fund Account.

  Written Notice or Request--Written notice, signed by the Policy Owner, that gives AUSA the information it requires and is received at the Service Office.

                         THE ENDEAVOR VARIABLE ANNUITY

                                    SUMMARY

THE POLICY

  The Endeavor Variable Annuity is a Flexible Premium Variable Annuity which can be purchased on a non-tax qualified basis ("Nonqualified Policy") or with the proceeds from certain plans qualifying for favorable federal income tax treatment ("Qualified Policy"). The Owner allocates the Premium Payments among the two Endeavor Accounts of AUSA Life Insurance Company, Inc. ("AUSA"): the AUSA Endeavor Variable Annuity Account (the "Mutual Fund Account") and the Fixed Account.

THE ACCOUNTS

  The Mutual Fund Account. The Mutual Fund Account is a separate account of AUSA, which invests exclusively in shares of the ten portfolios of the Endeavor Series Trust, and the Growth Portfolio of the WRL Series Fund, Inc. (collectively, the "Underlying Funds"). The Endeavor Series Trust is a mutual fund managed by Endeavor Investment Advisers, a general partnership between Endeavor Management Co. and AUSA Financial Markets, Inc. (an affiliate of
AUSA), which contracts with several subadvisers (as described in a separate prospectus that accompanies this Prospectus) for investment advisory services. The WRL Growth Portfolio is a portfolio within the WRL Series Fund, Inc. The WRL Series Fund, Inc. is a mutual fund whose investment adviser is WRL Investment Management, Inc., a subsidiary of Western Reserve Life Assurance Co. of Ohio ("Western Reserve"), (an affiliate of AUSA). WRL Investment Management, Inc. contracts with Janus Capital Corporation as a sub-adviser to the WRL Growth Portfolio for investment advisory services.

  The Underlying Funds currently have eleven Portfolios: the WRL Growth Portfolio, managed by Janus Capital Corporation; the TCW Managed Asset Allocation Portfolio; the TCW Money Market Portfolio; the T. Rowe Price International Stock Portfolio; the Value Equity Portfolio; the Dreyfus Small Cap Value Portfolio; the Dreyfus U.S. Government Securities Portfolio; the T. Rowe Price Equity Income Portfolio; the T. Rowe Price Growth Stock Portfolio; the Opportunity Value Portfolio; and the Enhanced Index Portfolio. Each of the eleven Subaccounts of the Mutual Fund Account invests solely in a corresponding Portfolio of the Underlying Funds. Because the Policy Value may depend on the investment experience of the selected Subaccounts, the Owner bears the entire investment risk with respect to Premium Payments allocated to, and amounts transferred to, the Mutual Fund Account. (See "The Mutual Fund Account," p. 25.)

  The Fixed Account. The Fixed Account guarantees safety of principal and a minimum 4% return on Premium Payments allocated to, and amounts transferred to, the Fixed Account. AUSA may, in its sole discretion, declare a higher Current Interest Rate. A Current Interest Rate is guaranteed for at least one year. (See "The Fixed Account," p. 29.)

PREMIUM PAYMENTS

  A Nonqualified Policy may be purchased with an initial Premium Payment of at least $5,000, and a Qualified Policy generally may be purchased with an initial Premium Payment of at least $1,000, but a Policy purchased and used in connection with a Tax Deferred 403(b) Annuity may be purchased with an initial Premium Payment of at least $50. An Owner may make additional Premium Payments of at least $500 each under either a Nonqualified Policy or a Qualified Policy, or $50 each under a Policy used in connection with a Tax Deferred 403(b) Annuity, at any time before the Annuity Commencement Date. There is nothing deducted from Premium Payments, so all funds are invested immediately. (But see "Contingent Deferred Sales Charge," p. 45.)

  On the Date of Issue, the initial Premium Payment is allocated among the Investment Options (that is, among the Fixed Account and/or the Subaccounts of the Mutual Fund Account) in accordance with the allocation percentages specified by the Owner in the Policy application. Any allocation must be in whole percents, and the total allocation must equal 100%. Allocations for additional Premium Payments may be changed by sending Written Notice to AUSA's Service Office. (See "Premium Payments," p. 33.)

TRANSFERS

  An Owner can transfer Policy Values from one Account or Subaccount to another Account or Subaccount prior to the Annuity Commencement Date, with certain limitations. The minimum amount which may be transferred is the lesser of $500 or the entire Fixed Account or Subaccount Value. However, following a transfer out of a particular Fixed Account or Subaccount, at least $500 must remain in that Fixed Account or Subaccount. Transfers out of the Mutual Fund Account currently may be made as often as the Owner wishes by sending Written Notice to the Service Office.

  For Policies issued under endorsement AE877 695, (after June, 1996), transfers from the One Year Fixed Account (see "The Fixed Account", p. 29), except through Dollar Cost Averaging, are not allowed. In addition, transfers from the Three Year Fixed Account are subject to a yearly limit equal to the greater of 25% of the current policy value in the Three Year Fixed Account, or the amount transferred out of the Three Year Fixed Account during the prior Policy Year.

  A charge may be imposed for any transfers in excess of 12 per Policy Year, but currently there is no charge for any transfers. (See "Transfers," p. 30.)

SURRENDERS

  The Owner may elect to surrender all or a portion of the Cash Value ($500 minimum) in exchange for a cash withdrawal payment from AUSA at anytime prior to the earlier of the Annuitant's death or the Annuity Commencement Date. The Cash Value equals the Policy Value less any applicable Contingent Deferred Sales Charge (described below). A surrender request must be made by Written Request, and a request for a partial surrender must specify the Accounts or Subaccounts from which the withdrawal is requested. There is currently no limit on the frequency or timing of withdrawals. (See "Surrenders," p. 35.) In addition to the Contingent Deferred Sales Charge and any applicable premium taxes, surrenders may be subject to income taxes and a 10% tax penalty.

CHARGES AND DEDUCTIONS

  Contingent Deferred Sales Charge. In order to permit investment of the entire Premium Payment, AUSA does not deduct sales or other charges at the time of investment. However, a Contingent Deferred Sales Charge of up to 7% of the amount withdrawn is imposed on certain full or partial withdrawals of Premium Payments in order to cover expenses relating to the sale of the Policies. The applicable Contingent Deferred Sales Charge is based on the number of Policy Years that have elapsed since the Premium Payment that is being withdrawn was made, and there will be no Contingent Deferred Sales Charge imposed seven or more Policy Years after the Premium Payment(s) was paid. For purposes of determining the applicable Contingent Deferred Sales Charge, Premium Payments are considered to be withdrawn on a "first in--first out" basis. (See "Contingent Deferred Sales Charge," p. 45.) After the first Policy Year, up to 10% of the Policy Value may be withdrawn without a Contingent Deferred Sales Charge if it is the first withdrawal in the Policy Year. Amounts applied to provide Annuity Payments, if applied during the first five Policy Years and applied under certain Payment Options, may also be subject to a Contingent Deferred Sales Charge. (See "Surrenders," p. 35.)

  Account Charges. AUSA deducts a daily charge equal to a percentage of the net assets in the Mutual Fund Account for the mortality and expense risks assumed by AUSA. The effective annual rate of this charge is 1.25% of the value of the Account's net assets. (See "Mortality and Expense Risk Fee," p. 45.)

  AUSA also deducts a daily Administrative Charge from the net assets of the Mutual Fund Account to partially cover expenses incurred by AUSA in connection with the administration of the Account and the Policies. The effective annual rate of this charge is currently .15% of the value of each Account's net assets. This charge is guaranteed never to exceed .30% during the term of the Policy. (See "Administrative Charges," p. 46.)

  The account charges for mortality and expense risks and administrative expenses are guaranteed not to exceed their current level of a total of 1.40% during the term of the Policy.

  Policy Charges. There is also an annual Service Charge each year for Policy maintenance and related administrative expenses prior to the Annuity Commencement Date. This charge is the lesser of 2% of the Policy Value or $35 per year and is deducted only from the Mutual Fund Account. For Policies issued under Endorsement AE877 695 (after June, 1996), this charge is waived if the sum of the Premium Payments made less the sum of all partial withdrawals is at least $50,000 on the Policy Anniversary. THIS CHARGE WILL NOT BE INCREASED DURING THE TERM OF THE POLICY. (See "Administrative Charges," p. 46.)

  Taxes. AUSA may incur premium taxes relating to the Policies. When permitted by state law, AUSA will not deduct any premium taxes related to a particular Policy from the Policy Value until the later of the date of payment of the death proceeds, the withdrawal of all Policy Value, or the Annuity Commencement Date. (See "Premium Taxes," p. 47.)

  No charges are currently made against any of the Accounts for federal, state, or local income taxes. Should AUSA determine that any such taxes may be imposed with respect to any of the Accounts, AUSA may deduct such taxes from amounts held in the relevant Account. (See "Federal, State and Local Taxes," p. 47.)

  Charges Against the Underlying Funds. The value of the net assets of the Subaccounts of the Mutual Fund Account will reflect the investment advisory fee and other expenses incurred by the Underlying Funds. Those fees and expenses are detailed in the prospectuses for the Underlying Funds that accompany this Prospectus.

  Expense Data. The charges and deductions are summarized in the following tables. This tabular information regarding expenses assumes that the entire Policy Value is in the Mutual Fund Account.

                                                                            DREYFUS
                                    TCW        T. ROWE                        U.S.
                           TCW    MANAGED       PRICE             DREYFUS  GOVERNMENT
                          MONEY    ASSET    INTERNATIONAL VALUE  SMALL CAP SECURITIES
                          MARKET ALLOCATION     STOCK     EQUITY   VALUE   PORTFOLIO
                          ------ ---------- ------------- ------ --------- ----------
Policy Owner Transaction
 Expenses
 Sales Load(/1/) On Pur-
  chase Payments........      0        0           0          0       0          0
 Maximum Surrender
  Charge (as a % of Pre-
  mium Payment Surren-
  dered)(/2/)...........      7        7           7          7       7          7
 Surrender Fees.........      0        0           0          0       0          0
 Annual Service
  Charge(/1/)...........                        $35 Per Policy
                          -----------------------------------------------------
 Transfer Fee(/1/)......                       Currently no fee
                          -----------------------------------------------------
Mutual Fund Account An-
 nual Expenses (as a
 percentage of account
 value)
 Mortality and Expense
  Risk Fees.............   1.25     1.25        1.25       1.25    1.25       1.25
 Administrative Charge..   0.15     0.15        0.15       0.15    0.15       0.15
 Total Mutual Fund Ac-
  count Annual Ex-
  penses................   1.40     1.40        1.40       1.40    1.40       1.40
Underlying Funds Annual
 Expenses(/3/) (as a
 percentage of average
 net assets and after
 expense reimbursements)
 Management Fees........   0.50     0.75        0.90       0.80    0.80       0.65
 Other Expenses.........   0.10     0.10        0.28       0.11    0.12       0.17
 Total Underlying Funds
  Annual
  Expense(/3/)(/4/).....   0.60     0.85        1.18       0.91    0.92       0.82

                               T. ROWE T. ROWE
                                PRICE   PRICE
                               EQUITY  GROWTH  OPPORTUNITY ENHANCED  WRL
                               INCOME   STOCK     VALUE     INDEX   GROWTH
                               ------- ------- ----------- -------- ------
Policy Owner Transaction Ex-
 penses
 Sales Load On Purchase Pay-
  ments(/1/)..................     0       0         0          0       0
 Maximum Surrender Charge (as
  a % of Premium Payment
  Surrendered)(/2/)...........     7       7         7          7       7
 Surrender Fees...............     0       0         0          0       0
 Annual Service Charge(/1/)...                 $35 Per Policy
                               -----------------------------------------------
 Transfer Fee(/1/)............                Currently no fee
                               -----------------------------------------------
Mutual Fund Account Annual
 Expenses
 (as a percentage of account
 value)
 Mortality and Expense Risk
  Fees........................  1.25    1.25      1.25       1.25    1.25
 Administrative Charge........  0.15    0.15      0.15       0.15    0.15
 Total Mutual Fund Account
  Annual Expenses.............  1.40    1.40      1.40       1.40    1.40
Underlying Funds Annual
 Expenses(/3/) (as a
 percentage of average net
 assets and after expense
 reimbursements)
 Management Fees..............  0.80    0.80      0.80       0.75    0.80
 Other Expenses...............  0.16    0.21      0.50       0.55    0.08
 Total Underlying Funds
  Annual Expenses(/3/)(/4/)...  0.96    1.01      1.30       1.30    0.88

----------------------------------

/1/The Contingent Deferred Sales Charge and Transfer Fee, if any is imposed, apply to each Policy, regardless of how Policy Value is allocated among the Mutual Fund Account and the Fixed Account. The Annual Service Charge and Mutual Fund Account Annual Expenses do not apply to the Fixed Account. The Service Charge is deducted on each Policy Anniversary before the Annuity Commencement Date. (See "Other Expenses Including Investment Advisory Fees," p. 47.)

/2/The Surrender Charge is decreased based on the number of Policy Years since the Premium Payment date in which the withdrawal is made, from 7% in the first Policy Year since the Premium Payment date to 0% in the eighth Policy Year since the Premium Payment date.

/3/Endeavor Investment Advisers has agreed, until terminated by Endeavor
   Investment Advisers, to assume expenses of the Portfolios that exceed the following rates: TCW Money Market--0.99%; TCW Managed Asset Allocation-- 1.25%; T. Rowe Price International Stock--1.53%; Value Equity--1.30%; Dreyfus Small Cap Value--1.30%; Dreyfus U.S. Government Securities--1.00%;
   T. Rowe Price Equity Income 1.30%; T. Rowe Price Growth Stock--1.30%; Opportunity Value--1.30%; Enhanced Index--1.30%. Amounts shown for the Enhanced Index Portfolios are estimated for 1997. During 1996, Endeavor Investment Advisers waived fees relative to, or reimbursed, the Opportunity Value Portfolio. The annualized operating expense ratio before waiver/reimbursement by Endeavor Investment Advisers for the period ended December 31, 1996, was 12.69%. The fee table information relating to the Underlying Funds was provided to AUSA by the Underlying Funds, and AUSA has not independently verified such information.

/4/Effective January 1, 1997, the WRL Series Fund, Inc. has adopted a Plan of
   Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") ("Distribution Plan") and pursuant to the Distribution Plan, has entered into a Distribution Agreement with InterSecurities, Inc. ("ISI"), principal underwriter for the WRL Series Fund, Inc. Under the Distribution Plan, the WRL Series Fund, Inc., on behalf of the WRL Growth Portfolio, is authorized to pay to various service providers, as direct payment for expenses incurred in connection with the distribution of the Portfolio's shares, amounts equal to actual expenses associated with distributing the Portfolio's shares, up to a maximum rate of 0.15% (fifteen one-hundredths of one percent) on an annualized basis of the average daily net assets. This fee is measured and accrued daily and paid monthly. ISI has determined that it will not seek payment by the WRL Series Fund, Inc. of distribution expenses with respect to any portfolio (including the WRL Growth Portfolio) during the fiscal year ending December 31, 1997. Owners will be notified in advance prior to ISI's seeking such reimbursement.

Examples

I. An Owner would pay the following expenses on a $1,000 investment, assuming 5% Annually Compounding Death Benefit or Annual Step-Up Death Benefit, a hypothetical 5% annual return on assets, and assuming the entire Policy Value is in the applicable Subaccount:

1. If the Policy is surrendered at the end of the applicable time period:*

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
TCW Money Market Portfolio.....................  $91    $109    $136     $237
TCW Managed Asset Allocation Portfolio.........  $93    $116    $149     $263
T. Rowe Price International Stock Portfolio....  $97    $126    $166     $296
Value Equity Portfolio.........................  $94    $118    $152     $269
Dreyfus Small Cap Value Portfolio..............  $94    $118    $153     $270
Dreyfus U.S. Government Securities Portfolio...  $93    $115    $148     $260
T. Rowe Price Equity Income Portfolio..........  $94    $119    $155     $274
T. Rowe Price Growth Stock Portfolio...........  $95    $121    $157     $279
Opportunity Value Portfolio....................  $98    $130    $172     $307
Enhanced Index Portfolio.......................  $98    $130    $172     $307
WRL Growth Portfolio...........................  $94    $117    $151     $266

2. If the Policy is annuitized at the end of the applicable time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
TCW Money Market Portfolio.....................  $21    $ 64    $110     $237
TCW Managed Asset Allocation Portfolio.........  $23    $ 72    $123     $263
T. Rowe Price International Stock Portfolio....  $27    $ 81    $139     $296
Value Equity Portfolio.........................  $24    $ 73    $126     $269
Dreyfus Small Cap Value Portfolio..............  $24    $ 74    $126     $270
Dreyfus U.S. Government Securities Portfolio...  $23    $ 71    $121     $260
T. Rowe Price Equity Income Portfolio..........  $24    $ 75    $128     $274
T. Rowe Price Growth Stock Portfolio...........  $25    $ 76    $131     $279
Opportunity Value Portfolio....................  $28    $ 85    $145     $307
Enhanced Index Portfolio.......................  $28    $ 85    $145     $307
WRL Growth Portfolio...........................  $24    $ 72    $124     $266

3. If the Policy is not surrendered or annuitized:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
TCW Money Market Portfolio.....................  $21    $ 64    $110     $237
TCW Managed Asset Allocation Portfolio.........  $23    $ 72    $123     $263
T. Rowe Price International Stock Portfolio....  $27    $ 81    $139     $296
Value Equity Portfolio.........................  $24    $ 73    $126     $269
Dreyfus Small Cap Value Portfolio..............  $24    $ 74    $126     $270
Dreyfus U.S. Government Securities Portfolio...  $23    $ 71    $121     $260
T. Rowe Price Equity Income Portfolio..........  $24    $ 75    $128     $274
T. Rowe Price Growth Stock Portfolio...........  $25    $ 76    $131     $279
Opportunity Value Portfolio....................  $28    $ 85    $145     $307
Enhanced Index Portfolio.......................  $28    $ 85    $145     $307
WRL Growth Portfolio...........................  $24    $ 72    $124     $266

II. An Owner would pay the following expenses on a $1,000 investment, assuming Return of Premium Death Benefit, a hypothetical 5% annual return on assets, and assuming the entire Policy Value is in the applicable Subaccount:

1. If the Policy is surrendered at the end of the applicable time period:*

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
TCW Money Market Portfolio.....................  $89    $104    $129     $221
TCW Managed Asset Allocation Portfolio.........  $92    $112    $142     $247
T. Rowe Price International Stock Portfolio....  $95    $122    $158     $281
Value Equity Portfolio.........................  $92    $113    $145     $254
Dreyfus Small Cap Value Portfolio..............  $92    $114    $145     $255
Dreyfus U.S. Government Securities Portfolio...  $91    $111    $140     $244
T. Rowe Price Equity Income Portfolio..........  $93    $115    $147     $259
T. Rowe Price Growth Stock Portfolio...........  $93    $116    $150     $264
Opportunity Value Portfolio....................  $96    $125    $164     $293
Enhanced Index Portfolio.......................  $96    $125    $164     $293
WRL Growth Portfolio...........................  $92    $113    $143     $250

2. If the Policy is annuitized at the end of the applicable time period:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
TCW Money Market Portfolio.....................  $19    $ 59    $102     $221
TCW Managed Asset Allocation Portfolio.........  $22    $ 67    $115     $247
T. Rowe Price International Stock Portfolio....  $25    $ 77    $132     $281
Value Equity Portfolio.........................  $22    $ 69    $118     $254
Dreyfus Small Cap Value Portfolio..............  $22    $ 69    $119     $255
Dreyfus U.S. Government Securities Portfolio...  $21    $ 66    $113     $244
T. Rowe Price Equity Income Portfolio..........  $23    $ 70    $121     $259
T. Rowe Price Growth Stock Portfolio...........  $23    $ 72    $123     $264
Opportunity Value Portfolio....................  $26    $ 81    $138     $293
Enhanced Index Portfolio.......................  $26    $ 81    $138     $293
WRL Growth Portfolio...........................  $22    $ 68    $117     $250

3. If the Policy is not surrendered or annuitized:

                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
TCW Money Market Portfolio.....................  $19     $59    $102     $221
TCW Managed Asset Allocation Portfolio.........  $22     $67    $115     $247
T. Rowe Price International Stock Portfolio....  $25     $77    $132     $281
Value Equity Portfolio.........................  $22     $69    $118     $254
Dreyfus Small Cap Value Portfolio..............  $22     $69    $119     $255
Dreyfus U.S. Government Securities Portfolio...  $21     $66    $113     $244
T. Rowe Price Equity Income Portfolio..........  $23     $70    $121     $259
T. Rowe Price Growth Stock Portfolio...........  $23     $72    $123     $264
Opportunity Value Portfolio....................  $26     $81    $138     $293
Enhanced Index Portfolio.......................  $26     $81    $138     $293
WRL Growth Portfolio...........................  $22     $68    $117     $250

----------------------------------

* If the Policy is annuitized during the first five Policy Years, under a period certain only payment option, with payments of less than five years, then the expenses would be the same as if the Policy were surrendered.

  The above tables are intended to assist the Owner in understanding the costs and expenses that will be borne, directly or indirectly. These include the expenses of the Underlying Funds. See "Charges and Deductions," p. 44, and the Underlying Funds' prospectuses. In addition to the expenses listed above, premium taxes may be applicable.

THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which could be greater or less than the assumed rate. The figures and data for the Underlying Fund annual expenses have been provided by Western Reserve Life Assurance Co. of Ohio and Endeavor Investment Advisers, and while AUSA does not dispute these figures, AUSA has not independently verified their accuracy.

  In these examples, the $35 Annual Service Charge is reflected as a charge of .0583% based on an average Policy Value of $60,083. For Policies issued under
Endorsement AE877 695 (issued after June, 1996), the $35 Service Charge will be waived if the Premium Payments less partial withdrawals is at least $50,000. It has been included in these examples for illustrative purposes.

DEATH BENEFIT

  In the event that the Annuitant who is not the Owner dies prior to the Annuity Commencement Date, the Owner will become the Annuitant unless the Owner specifically requests on the application or in writing that the death benefit be paid upon the Annuitant's death and AUSA agrees to such an election. Upon receipt of proof that the Annuitant, who is the Owner, has died before the Annuity Commencement Date, (or the Annuitant has died, if the Owner has elected to have the death proceeds paid upon the Annuitant's death) the Death Benefit is calculated and is payable to the Beneficiary when AUSA receives an election of the method of settlement and return of the Policy.

  During the first seven policy years, the Death Benefit will be the greater of (a) the Policy Value on the date proof of death and election of the method of settlement are received; or (b) the total Premiums paid less any Adjusted Partial Withdrawals (see page 42) taken. After the seventh Policy Anniversary, the Death Benefit amount will be the greatest of (a), (b), and (c), where (a) and (b) are defined above and where (c) is the Policy Value on the seventh Policy Anniversary plus all Premiums paid less any Adjusted Partial Withdrawals (see page 42) taken since that Policy Anniversary. This death benefit does not apply on the death of the Owner if the Owner is not the Annuitant (see "Death of Owner", p. 44). These death benefit provisions may vary depending on which state the Policy is issued and when it was issued. No Contingent Deferred Sales Charge is imposed upon amounts received as a Death Benefit. The Death Benefit may be paid as either a lump sum cash benefit or as an Annuity as permitted by federal or state law. Interest on death proceeds will be paid as required by applicable law. (See "Death Benefit," p. 42.)

  For Policies issued under Endorsement AE877 695 (issued after June, 1996) the amount of the death proceeds will be the greater of (a) or (b) where:

  (a) is the Policy Value on the date AUSA receives due proof of death and an election of a method of settlement, and:

  (b) is the Guaranteed Minimum Death Benefit.

The "Guaranteed Minimum Death Benefit" is equal to the largest Policy Value on the Date of Issue or on any Policy Anniversary prior to the Owner's 81st birthday, plus any premiums paid, less any Adjusted Partial Withdrawals taken, subsequent to the date of the largest anniversary Policy Value.

RIGHT TO RETURN THE POLICY

  The Policy Owner may, until the end of the period of time specified in the Policy, examine the Policy and return it for a refund. The applicable period will depend on the state in which the Policy is issued. In New York it is twenty (20) days (in other states it may be ten (10) days) after the Policy is delivered to the Policy Owner. The amount of refund will also depend on the state in which the Policy is issued. Most states, including New York, require the amount of the refund to be the sum of all Premium Payments made under the Policy and the accumulated gains or losses in the Mutual Fund Account, if any. However, some states may require a return of the premium(s) paid, or the greater of the premium(s) paid or Cash Value. AUSA will pay the refund within seven (7) days after it receives written notice of cancellation and the returned Policy.

FEDERAL INCOME TAX CONSEQUENCES OF INVESTMENT IN THE POLICY

  With respect to Owners who are natural persons, there should be no federal income tax on increases in the Policy Value until a distribution under the Policy occurs (e.g., a surrender or Annuity Payment) or is deemed to occur (e.g., a pledge or assignment of a Policy). Generally, all or a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions will be subject to withholding unless the recipient elects otherwise. In addition, prior to age 59 1/2 a ten percent penalty tax may apply to certain distributions or deemed distributions under the Policy. (See "Certain Federal Income Tax Consequences," p. 48)

INQUIRIES AND WRITTEN NOTICES AND REQUESTS

  Any questions about procedures or the Policy, or any Written Notice or Written Request required to be sent to AUSA, should be sent to AUSA's Service Office, Financial Markets Division--Variable Annuity Dept., 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499. Inquiries may be made by calling 800-525-6205. All inquiries, Notices and Requests should include the Policy number, the Owner's name and the Annuitant's name.

                                    *  *  *

Note: The foregoing summary is qualified in its entirety by the detailed information in the remainder of this Prospectus and in the Statement of Additional Information and in the prospectuses for the Underlying Funds and in the Policy, all of which should be referred to for more detailed information. This Prospectus generally describes only the Policy and the Mutual Fund Account. Separate prospectuses describe the Underlying Funds. (There is no prospectus for the Fixed Account since interests in the Fixed Account are not securities. See "The Fixed Account," p. 29.)

                        CONDENSED FINANCIAL INFORMATION

  The following Accumulation Unit Values and the number of Accumulation Units outstanding for each Subaccount from the date of inception (January 1, 1995, except as noted below) is derived from the financial statements of the Mutual Fund Account. The data should be read in connection with those financial statements, which are contained in the Statement of Additional Information.

                                         TCW MONEY MARKET SUBACCOUNT*
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     1.115718        1.154219        665,174.123
1995.........................     1.072424        1.115718        271,034.756
                                  TCW MANAGED ASSET ALLOCATION SUBACCOUNT**
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     1.577873        1.833135      1,123,469.170
1995.........................     1.301669        1.577873        607,869.454
                                 T. ROWE PRICE INTERNATIONAL STOCK SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     1.171039        1.330640      2,084,832.841
1995.........................     1.073958        1.171039        681,093.799
                                          VALUE EQUITY SUBACCOUNT***
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     1.387903        1.694854      1,565,599.143
1995.........................     1.045610        1.387903        547,233.586
                                    DREYFUS SMALL CAP VALUE SUBACCOUNT****
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     1.206843        1.496065      1,239,443.264
1995.........................     1.072941        1.206843        535,283.029
                              DREYFUS U.S. GOVERNMENT SECURITIES SUBACCOUNT*****
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     1.124292        1.128769        589,799.900
1995(1)......................     1.072051        1.124292        204,813.593
                                    T. ROWE PRICE EQUITY INCOME SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     1.287240        1.521680      1,387,607.312
1995(2)......................     1.116497        1.287240        293,619.530

                                    T. ROWE PRICE GROWTH STOCK SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................      1.353339        1.611613      964,658.085
1995(/3/)....................      1.145983        1.353339      189,613.999
                                         OPPORTUNITY VALUE SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996(/4/)....................       .999050        1.004355      178,913.412
                                          ENHANCED INDEX SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996(/5/)....................        --              --               --
                                            WRL GROWTH SUBACCOUNT
                              --------------------------------------------------
                                ACCUMULATION    ACCUMULATION      NUMBER OF
                                UNIT VALUE AT   UNIT VALUE AT ACCUMULATION UNITS
                              BEGINNING OF YEAR  END OF YEAR    AT END OF YEAR
                              ----------------- ------------- ------------------
1996.........................     14.583843       16.964068      306,855.075
1995.........................     10.051117       14.583843       97,436.321

----------------------------------
*    Prior to May 1, 1996, known as the Money Market Subaccount
**   Prior to May 1, 1996, known as the Managed Asset Allocation Subaccount
***  Prior to May 1, 1996, known as the Quest for Value Equity Subaccount

**** Prior to October 29, 1996, known as the Value Small Cap Subaccount, and prior to May 1, 1996, known as the Quest for Value Small Cap Subaccount

***** Prior to May 1, 1996, known as the U.S. Government Securities Subaccount
(1)  Period from June 16, 1995 through December 31, 1995
(2)  Period from June 28, 1995 through December 31, 1995
(3)  Period from April 28, 1995 through December 31, 1995

(4)  Period from December 13, 1996 through December 31, 1996.

(5) The offering of the Enhanced Index Subaccount is expected to commence on or about the date of this Prospectus. Accordingly, no comparable data is available for that Subaccount.

                             FINANCIAL STATEMENTS

  The financial statements of AUSA and the independent auditors' report thereon are in the Statement of Additional Information which is available free upon request.

                          HISTORICAL PERFORMANCE DATA

STANDARDIZED PERFORMANCE DATA

  From time to time, AUSA may advertise historical yields and total returns for the Subaccounts of the Mutual Fund Account. In addition, AUSA may advertise the effective yield of the Money Market Subaccount. These figures will be calculated according to standardized methods prescribed by the Securities and Exchange Commission ("SEC"). They will be based on historical earnings and are not intended to indicate future performance.

TCW MONEY MARKET SUBACCOUNT

  The yield of the Money Market Subaccount for a Policy refers to the annualized income generated by an investment under a Policy in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment under a Policy in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

OTHER SUBACCOUNTS

  The yield of a Subaccount of the Mutual Fund Account (other than the Money Market Subaccount) for a Policy refers to the annualized income generated by an investment under a Policy in the Subaccount over a specified thirty-day period. The yield is calculated by assuming that the income generated by the investment during that thirty-day period is generated each thirty-day period over a 12-month period and is shown as a percentage of the investment.

  The total return of a Subaccount of the Mutual Fund Account refers to return quotations assuming an investment under a Policy has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for one, five, and ten years, respectively, the total return for these periods will be provided. The total return quotations for a Subaccount will represent the average annual compounded rates of return that equate an initial investment of $1,000 in the Subaccount to the redemption value of that investment as of the first day of each of the periods for which total return quotations are provided.

  The yield and total return calculations for a Subaccount do not reflect the effect of any premium taxes that may be applicable to a particular Policy. The yield calculations also do not reflect the effect of any Contingent Deferred Sales Charge that may be applicable to a particular Policy. To the extent that a premium tax and/or Contingent Deferred Sales Charge is applicable to a particular Policy, the yield and/or total return of that Policy will be reduced. For additional information regarding yields and total returns calculated using the standard formats briefly summarized above, please refer to the Statement of Additional Information, a copy of which may be obtained from AUSA.

  Based on the method of calculation described in the Statement of Additional Information, the average annual total returns for periods from inception of the Subaccounts to December 31, 1996, and for the one and five year periods ended December 31, 1996 are shown below.

                       AVERAGE ANNUAL TOTAL RETURNS

                           ONE YEAR               INCEPTION
                            PERIOD   FIVE YEARS    OF THE        SUBACCOUNT
                            ENDED      ENDED    SUBACCOUNT TO     INCEPTION
       SUBACCOUNT          12/31/96   12/31/96    12/31/96          DATE
       ----------          --------  ---------- ------------- -----------------
TCW Managed Asset Alloca-
 tion....................   10.81%      N/A         16.75%     January 1,1995
T. Rowe Price Interna-
 tional Stock............    8.25%      N/A          9.25%     January 1, 1995
Value Equity.............   16.80%      N/A         25.23%     January 1, 1995
Dreyfus Small Cap Value..   18.64%      N/A         16.15%     January 1, 1995
Dreyfus U.S. Government
 Securities..............   (5.06)%     N/A         (0.11)%     June 16, 1995
T. Rowe Price Equity In-
 come....................   12.85%      N/A         19.55%      June 28, 1995
T. Rowe Price Growth
 Stock...................   13.73%      N/A         19.75%     April 28, 1995
Opportunity Value........     N/A       N/A         (6.47)%   December 13, 1996
Enhanced Index(/1/)......     N/A       N/A           N/A            --
WRL Growth...............   10.99%      N/A         28.23%     January 1, 1995

----------------------------------

(1) The Enhanced Index Subaccount is expected to begin operations on or about the date of this Prospectus, therefore comparable information is not available.

  The figures for the "from inception" periods in the above tables reflect waiver of advisory fees and reimbursement of other expenses for all portfolios except the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio. In the absence of such waivers, the average annual total return figures above for the inception periods would have been lower.

HYPOTHETICAL PERFORMANCE DATA OF SUBACCOUNTS

  Prior to December 31, 1994, the Subaccounts had not yet commenced operations. However, the following is standardized average annual total return information based on the hypothetical assumption that the Subaccounts had been available to the AUSA Endeavor Variable Annuity Account since inception of the corresponding Portfolio, with a level of charges equal to those currently assessed against the Subaccounts or against Owners' Policy Values. Performance data for periods of less than seven years reflects deduction of the Contingent Deferred Sales Charge.

                HYPOTHETICAL AVERAGE ANNUAL TOTAL RETURNS

                                                  TEN YEARS*    CORRESPONDING
                                      FIVE YEARS OR PORTFOLIO     PORTFOLIO
                                        ENDED    INCEPTION TO     INCEPTION
             SUBACCOUNT                12/31/96    12/31/96         DATE
             ----------               ---------- ------------ -----------------
TCW Managed Asset Allocation........     9.97%      10.93%        April 8, 1991
T. Rowe Price International
 Stock(/1/).........................     4.69%       4.83%        April 8, 1991
Value Equity........................      N/A       14.97%         May 27, 1993
Dreyfus Small Cap Value.............      N/A       10.88%          May 4, 1994
Dreyfus U.S. Government Securities..      N/A        3.11%          May 9, 1994
T. Rowe Price Equity Income.........      N/A       21.26%      January 3, 1995
T. Rowe Price Growth Stock..........      N/A       24.95%      January 3, 1995
Opportunity Value...................      N/A       (6.57)%   November 18, 1996
Enhanced Index(/2/).................      N/A         N/A                    --
WRL Growth(/3/).....................     9.14%      16.26%*     October 2, 1986

----------------------------------

(1) Effective January 1, 1995, Rowe-Price Fleming International, Inc. became the Adviser to the T. Rowe Price International Stock Portfolio. The Portfolio's name was changed from the Global Growth Portfolio and the Portfolio's shareholders approved a change in investment objective from investments in small capitalization companies on a global basis to investments in a broad range of companies on an international basis (i.e., non-U.S. companies).

(2) The Enhanced Index Portfolio is expected to begin operations on or about the date of this Prospectus, therefore comparable information is not available.

(3) The WRL Growth Portfolio, commenced operations on October 2, 1986. For purposes of the calculation of the performance data prior to July 1, 1992, the deductions for the Mortality and Expense Risk Fee, and Administrative Charge are made on a monthly basis, rather than a daily basis. The monthly deduction is made at the beginning of each month and generally approximates the performance which would have resulted if the Subaccount had actually been in existence since the inception of the WRL Growth Portfolio.

  The figures for the "five year" and "from inception" periods in the above tables reflect waiver of advisory fees and reimbursement of other expenses for all portfolios except the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio. In the absence of such waivers, the average annual total return figures above from the five year and from inception periods would have been lower.

OPPORTUNITY VALUE AND EQUITY INDEX PORTFOLIOS

  The Opportunity Value Portfolio and the Equity Index Portfolio are new and therefore do not have (in the case of the Opportunity Value Portfolio, no significant) historical performance data. However, their investment managers (OpCap Advisors and J.P. Morgan Investment Management Inc. respectively) have years of experience managing very similar portfolios with substantially the same investment objectives and policies. Historical performance data showing the results the investment managers achieved for those other portfolios is in the prospectus for the Endeavor Series Trust, which is included with this Prospectus. See "Performance Information" in the Endeavor Series Trust's prospectus. That performance information in the Endeavor Series Trust's prospectus does not take into account the fees and charges under the Policy; if those fees and charges were reflected, the investment returns would be lower.

NON-STANDARDIZED PERFORMANCE DATA

  AUSA may from time to time also advertise or disclose average annual total return or other performance data in non-standard formats for a Subaccount of the Mutual Fund Account. The non-standard performance data may assume that no Contingent Deferred Sales Charge is applicable, and may also make other assumptions.

  All non-standard performance data will be advertised only if the standard performance data is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information, a copy of which may be obtained from AUSA.

                               PUBLISHED RATINGS

  AUSA may from time to time publish in advertisements, sales literature and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's Insurance Ratings Services, Moody's Investors Service and Duff & Phelps Credit Rating Co. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AUSA and should not be considered as bearing on the investment performance of assets held in the Mutual Fund Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of AUSA as measured by Standard & Poor's Insurance Ratings Services, Moody's Investors Service or Duff & Phelps Credit Rating Co. may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Claims-paying ability ratings do not refer to an insurer's ability to meet non-policy obligations (i.e., debt/commercial paper). These ratings do not reflect the investment performance of the Mutual Fund Account or Fixed Account or the degree of risk associated with an investment in either account.

                       AUSA LIFE INSURANCE COMPANY, INC.

  AUSA Life Insurance Company, Inc. ("AUSA"), 666 Fifth Avenue, New York, New York 10103, is a stock life insurance company. It was incorporated under the laws of the State of New York on October 3, 1947. It is principally engaged in the sale of life insurance and annuity policies, and is licensed in the District of Columbia, and in all states except Alabama, Arkansas, Hawaii, Idaho, Montana, and Oregon. As of December 31, 1996, AUSA had assets of $9.0 billion. AUSA is a wholly-owned indirect subsidiary of AEGON USA, Inc., which conducts substantially all of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. All of the stock of AEGON USA, Inc. is indirectly owned by AEGON n.v. of the Netherlands. AEGON n.v., a holding company, conducts its business through subsidiary companies engaged primarily in the insurance business.

                             THE ENDEAVOR ACCOUNTS

  Premiums paid under a Policy may be allocated to the Mutual Fund Account, to the Fixed Account, or to a combination of these Accounts.

THE MUTUAL FUND ACCOUNT

  The AUSA Endeavor Variable Annuity Account of AUSA Life Insurance Company, Inc. (the "Mutual Fund Account") was established as a separate investment account under the laws of the State of New York on September 27, 1994. The Mutual Fund Account was created due to the assumption of certain policies of AUSA's former affiliate, International Life Investors Insurance Company ("ILI"). The assumed policies have terms identical to those policies being issued by AUSA. The ILI policies have been transferred to allow AUSA to succeed to the variable annuity business of ILI. The Mutual Fund Account receives and invests the Premiums under the Policies that are allocated to it for investment in shares of the WRL Growth Portfolio of the WRL Series Fund, Inc. managed by Janus Capital Corporation, and the Endeavor Series Trust.

  The Mutual Fund Account currently is divided into eleven Subaccounts. Additional Subaccounts may be established in the future at the discretion of AUSA. Each Subaccount invests exclusively in shares of one of the Portfolios of the Underlying Funds. Under New York law, the assets of the Mutual Fund Account are owned by AUSA, but they are held separately from the other assets of AUSA and are not chargeable with liabilities incurred in any other business operation of AUSA (except to the extent that assets in the Mutual Fund Account exceed the reserves and other liabilities of the Mutual Fund Account). Income, gains, and losses incurred on the assets in the Subaccounts of the Mutual Fund Account, whether or not realized, are credited to or charged against that Subaccount without regard to other income, gains or losses of any other Account or Subaccount of AUSA. Therefore, the investment performance of any Subaccount should be entirely independent of the investment performance of AUSA's general account assets or any other Account or Subaccount maintained by AUSA.

  The Mutual Fund Account is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust and meets the definition of a separate account under federal securities laws. However, the SEC does not supervise the management or the investment practices or policies of the Mutual Fund Account or AUSA.

  Underlying Funds. The Mutual Fund Account will invest exclusively in shares of Endeavor Series Trust and the WRL Growth Portfolio of the WRL Series Fund, Inc. (collectively the "Underlying Funds"). The Endeavor Series Trust is a series-type mutual fund registered with the SEC under the 1940 Act as an open-end, diversified management investment company. The registration of the Underlying Funds does not involve supervision of the management or investment practices or policies of the Underlying Funds by the SEC. The Underlying Funds currently consist of the following eleven

Portfolios: the WRL Growth Portfolio, managed by Janus Capital Corporation, the TCW Managed Asset Allocation Portfolio, the TCW Money Market Portfolio, the T. Rowe Price International Stock Portfolio, the Value Equity Portfolio, the Dreyfus Small Cap Value Portfolio, the Dreyfus U.S. Government Securities Portfolio, the T. Rowe Price Equity Income Portfolio, the T. Rowe Price Growth Stock Portfolio, the Opportunity Value Portfolio and the Enhanced Index Portfolio. The assets of each Portfolio are held separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objectives and policies. Each Portfolio operates as a separate investment fund, and the income or losses of one Portfolio generally have no effect on the investment performance of any other Portfolio.

  Endeavor Investment Advisers (the "Manager"), an investment adviser registered with the SEC under the Investment Advisers Act of 1940, is the Endeavor Series Trust's manager. The Manager selects and contracts with advisers for investment services for the Portfolios of Endeavor Series Trust, reviews the advisers' activities, and otherwise performs administerial and managerial functions for the Endeavor Series Trust. Six advisers, TCW Funds Management, Inc. (a wholly-owned subsidiary of The TCW Group, Inc.) T. Rowe Price Associates, Inc., Rowe Price-Fleming International, Inc. (a joint venture between T. Rowe Price Associates, Inc. and Robert Fleming Holdings Limited), OpCap Advisors (formerly known as Quest for Value Advisors), J.P. Morgan Investment Management Inc. (a wholly owned subsidiary of J.P. Morgan and Co. Incorporated), and The Dreyfus Corporation, (a wholly-owned subsidiary of Mellon Bank, N.A.) (the "Advisers"), each perform investment advisory services for particular Portfolios of Endeavor Series Trust.

  TCW Funds Management, Inc. is the Adviser for the TCW Managed Asset Allocation Portfolio and the TCW Money Market Portfolio. T. Rowe Price Associates, Inc. is the Adviser for the T. Rowe Price Equity Income Portfolio and the T. Rowe Price Growth Stock Portfolio. Rowe Price-Fleming International, Inc. is the Adviser for the T. Rowe Price International Stock Portfolio. OpCap Advisors is the Adviser for the Value Equity Portfolio and the Opportunity Value Portfolio. The Dreyfus Corporation is the Adviser for the Dreyfus U.S. Government Securities Portfolio, and the Dreyfus Small Cap Value Portfolio. J.P. Morgan Investment Management Inc. ("Morgan") is the Adviser for the Enhanced Index Portfolio. WRL Investment Management, Inc., a subsidiary of Western Reserve Life Assurance Co. of Ohio, (an affiliate of
AUSA) is the Adviser for the WRL Series Fund, Inc. and contracts with Janus Capital Corporation (also an "Adviser") as a sub-adviser to the WRL Growth Portfolio.

  The Adviser of a Portfolio is responsible for selecting the investments of the Portfolio consistent with the investment objectives and policies of the Portfolio, and will conduct securities trading for the Portfolio. All Advisers are investment advisers registered with the SEC under the Investment Advisers Act of 1940.

  The investment objectives of each Portfolio are summarized as follows:

  TCW Money Market Portfolio--seeks current income, preservation of capital and maintenance of liquidity through investment in short-term money market securities. The Portfolio seeks to maintain a constant net asset value of $1.00 per share although no assurances can be given that such constant net asset value will be maintained.

  TCW Managed Asset Allocation Portfolio--seeks high total return through a managed asset allocation portfolio of equity, fixed income and money market securities.

  T. Rowe Price International Stock Portfolio--seeks long-term growth of capital through investments primarily in common stocks of established non-U.S. companies.

  Value Equity Portfolio--seeks long-term capital appreciation through investment in securities (primarily equity securities) of companies that are believed by the Portfolio's Adviser to be undervalued in the marketplace in relation to factors such as the companies' assets or earnings.

  Dreyfus Small Cap Value Portfolio--seeks capital appreciation through investments in a diversified portfolio consisting primarily of equity securities of companies with a median capitalization of approximately $750 million, provided that under normal market conditions at least 75% of the Portfolio's investments will be in equity securities of companies with capitalizations at the time of purchase between $150 million and $1.5 billion.

  Dreyfus U.S. Government Securities Portfolio--seeks as high a level of total return as is consistent with prudent investment strategies by investing under normal conditions at least 65% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  T. Rowe Price Equity Income Portfolio--seeks to provide substantial dividend income and also capital appreciation by investing primarily in dividend paying stocks of established companies.

  T. Rowe Price Growth Stock Portfolio--seeks long-term growth of capital and to increase dividend income through investment primarily in common stocks of well established growth companies.

  Opportunity Value Portfolio--seeks growth of capital over time through investment in a portfolio consisting of common stocks, bonds and cash equivalents, the percentages of which will vary based upon the Portfolio Adviser's assessment of relative values.

  Enhanced Index Portfolio--seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor's 500 Composite Stock Index (the "S&P 500 Index") while maintaining a volatility of return similar to the S&P 500 Index.

  WRL Growth Portfolio, managed by Janus Capital Corporation--seeks growth of capital. At most times, this Portfolio will be invested primarily in equity securities which are selected solely for their capital growth potential; investment income is not a consideration.

  THERE IS NO ASSURANCE THAT ANY PORTFOLIO WILL ACHIEVE ITS STATED OBJECTIVE. MORE DETAILED INFORMATION, INCLUDING A DESCRIPTION OF EACH PORTFOLIO'S INVESTMENT OBJECTIVE AND POLICIES AND A DESCRIPTION OF RISKS INVOLVED IN INVESTING IN EACH OF THE PORTFOLIOS AND OF EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PROSPECTUSES FOR THE UNDERLYING FUNDS, CURRENT COPIES OF WHICH ARE ATTACHED TO THIS PROSPECTUS. INFORMATION CONTAINED IN THE UNDERLYING FUNDS' PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING IN A SUBACCOUNT OF THE MUTUAL FUND ACCOUNT.

  An investment in the Mutual Fund Account, or in any Portfolio, including the TCW Money Market Portfolio, and the Dreyfus U.S. Government Securities Portfolio is not insured or guaranteed by the U.S. government or any Government Agency.

  Addition, Deletion, or Substitution of Investments. AUSA cannot and does not guarantee that any of the Portfolios will always be available for Premium Payments, allocations, or transfers. AUSA retains the right, with prior approval of the New York Insurance Superintendent, subject to any applicable law, to make changes in the Mutual Fund Account and its investments. AUSA reserves the right to eliminate the shares of any Portfolio held by a Subaccount and to substitute shares of another Portfolio of the Underlying Funds, or of another registered open-end management investment company for the shares of any Portfolio, if the shares of the Portfolio are no longer available for investment or if, in AUSA's judgment, investment in any Portfolio would be inappropriate in view of the purposes of the Mutual Fund Account. To the extent required by the 1940 Act, substitutions of shares attributable to an Owner's interest in a Subaccount will not be made without prior notice to the Owner and the prior approval of the SEC. Nothing contained herein shall prevent the Mutual Fund Account from purchasing other securities for other series or classes of variable annuity policies, or from effecting an exchange between series or classes of variable annuity policies on the basis of requests made by Owners.

  New Subaccounts may be established when, in the sole discretion of AUSA, marketing, tax, investment or other conditions warrant. Any new Subaccounts may be made available to existing Owners on a basis to be determined by AUSA. Each additional Subaccount will purchase shares in a mutual fund portfolio or other investment vehicle. AUSA may also eliminate one or more Subaccounts if, in its sole discretion, marketing, tax, investment or other conditions warrant such change.

  In the event any Subaccount is eliminated, AUSA will notify Owners and request a reallocation of the amounts invested in the eliminated Subaccount. If no such reallocation is provided by the Owner, AUSA will reinvest the amounts invested in the eliminated Subaccount in the Subaccount that invests in the TCW Money Market Portfolio (or in a similar portfolio of money market instruments) or in another Subaccount, if appropriate.

  In the event of any such substitution or change, AUSA may, by appropriate endorsement, make such changes in the Policies as may be necessary or appropriate to reflect such substitution or change. Furthermore, if deemed to be in the best interests of persons having voting rights under the Policies, the Mutual Fund Account may be (i) operated as a management company under the 1940 Act or any other form permitted by law, (ii) deregistered under the 1940 Act in the event such registration is no longer required or (iii) combined with one or more other separate accounts. To the extent permitted by applicable law, AUSA also may transfer the assets of the Mutual Fund Account associated with the Policies to another account or accounts.

THE FIXED ACCOUNT

  This Prospectus is generally intended to serve as a disclosure document only for the Policy and the Mutual Fund Account. For complete details regarding the Fixed Account, see the Policy itself.

  Premiums allocated and amounts transferred to the Fixed Account become part of the general account of AUSA, which supports insurance and annuity obligations. Interests in the general account have not been registered under the Securities Act of 1933 (the "1933 Act"), nor is the general account registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts and AUSA has been advised that the staff of the Securities and Exchange Commission has not reviewed the disclosures in this Prospectus which relate to the fixed portion.

  The Fixed Account is made up of all the general assets of AUSA, other than those in the Mutual Fund Account or in any other segregated asset account. The Policy Owner may allocate Premium Payments to the Fixed Account at the time of Premium Payment or by subsequent transfers from the Mutual Fund Account. Instead of the Policy Owner bearing the investment risk as is the case for Policy Value in the Mutual Fund Account, AUSA bears the full investment risk for all Policy Value in the Fixed Account. AUSA has sole discretion to invest the assets of its general account, including the Fixed Account, subject to applicable law.

  AUSA currently offers two interest rate guarantee periods in the Fixed Account, a "One Year Option" and a "Three Year Option." The One Year

Option is only available if the premium paid or the amount transferred into it is set up on Dollar Cost Averaging (see "Dollar Cost Averaging," p. ), or will be set up on Dollar Cost Averaging in the future. Except as otherwise provided in the Contract, transfers out of the One Year Option, except through Dollar Cost Averaging, are not allowed. The "One Year Option" guarantees the current interest rate for one year from the payment or transfer date. At the end of the one year period, AUSA will declare a renewal rate which will be guaranteed for at least one year. AUSA also offers a "Three Year Option" which guarantees the current interest rate for three years from the payment or transfer date. At the end of the three year period, AUSA will declare a renewal rate which will be guaranteed for at least one year.

  AUSA guarantees that it will credit interest to amounts in the Fixed Account at an effective annual rate of at least 4.0% per year. AUSA may, in its sole discretion, credit amounts in the Fixed Account with interest at a Current Interest Rate in excess of 4.0%. Once declared, a Current Interest Rate will be guaranteed for at least one year. Transfers out of the Fixed Account are subject to restrictions on amount and timing. (See "Transfers," p. , and "Surrenders," p. ). For purposes of crediting interest, the oldest payment or transfer into the Fixed Account, plus interest allocable to that payment or transfer, is considered to be withdrawn or transferred out first; the next oldest payment plus interest is considered to be transferred out next, and so on (this is a "first-in, first-out" procedure). The Owner bears the risk that AUSA will not credit interest in excess of 4% per year.

  AUSA guarantees that, at any time prior to the Annuity Commencement Date, the amount in the Fixed Account allocable to a particular Policy will be not less than the amount of the Premium Payments allocated or transferred to the Fixed Account, plus interest at the rate of 4.0% per year, plus any excess interest credited to amounts in the Fixed Account, less any applicable premium or other taxes allocable to the Fixed Account, and less any amounts deducted from the Fixed Account in connection with partial surrenders (including any Contingent Deferred Sales Charges) or transfers to the Mutual Fund Account.

  The Current Interest Rates will be determined by AUSA in its sole discretion regardless of market interest rates. There is no obligation to declare a rate in excess of 4%; The Policy Owner bears the risk that no interest will be credited in excess of 4.0% per year.

  AUSA'S MANAGEMENT HAS COMPLETE AND SOLE DISCRETION TO DETERMINE THE GUARANTEED INTEREST RATES. AUSA CANNOT PREDICT OR GUARANTEE THE LEVEL OF FUTURE GUARANTEED INTEREST RATES, EXCEPT THAT AUSA GUARANTEES THAT FUTURE GUARANTEED EFFECTIVE INTEREST RATES WILL NOT BE BELOW 4% PER YEAR.

TRANSFERS

  An Owner can transfer Policy Value from one Investment Option to another within certain limits.

  Subject to the limitations and restrictions described below, transfers from an Investment Option may be made, up to thirty days prior to the Annuity Commencement Date, by sending Written Notice, signed by the Policy Owner, to the Service Office. The minimum amount which may be transferred is the lesser of $500 or the entire Account or Subaccount Value. If the Account or Subaccount Value remaining after a transfer is less than $500, AUSA reserves the right, at its discretion, to include that amount as part of the transfer.


  Transfers out of a Subaccount of the Mutual Fund Account currently may be made as often as the Owner wishes, subject to the minimum amount specified above (AUSA reserves the right to otherwise limit or restrict transfers in the future).

  For Policies issued under Endorsement AE876 695 (issued after June, 1996) transfers will be allowed out of the One Year Fixed Account except through Dollar Cost Averaging.

  Transfers from the Three Year Fixed Account are subject to a yearly limit equal to 25% of the current Three Year Fixed Account Value, or an amount equal to the amount the Owner transferred out of the Three Year Fixed Account during the prior year, whichever is greater. After the Annuity Commencement Date, transfers out of the Fixed Account are not permitted. See "Annuity Payment Options", page 38.

  A transfer charge may be imposed for any transfer in excess of 12 per Policy Year; however, currently there is no charge for any transfers. Transfers by telephone or other electronic means are not permitted.

DOLLAR COST AVERAGING

  Under the Dollar Cost Averaging program, the Policy Owner can instruct AUSA to automatically transfer an amount specified by the Policy Owner from the Money Market Subaccount, the One Year Fixed Account or the U.S. Government Securities Subaccount to any other Subaccount or Subaccounts of the Mutual Fund Account. The automatic transfers can occur monthly or quarterly, and will occur on the 28th day of the month. The first transfer will occur on the 28th day of the month following AUSA's receipt of the Dollar Cost Averaging request. The amount transferred each time must be at least $500. A minimum of six monthly or four quarterly transfers are required. Dollar Cost Averaging results in the purchase of more Units when the Unit Value is low, and less units when the Unit Value is high. However, there is no guarantee that the Dollar Cost Averaging program will result in higher Policy Values or otherwise be successful.

  The Policy Owner can request Dollar Cost Averaging when purchasing the Policy or at a later date. The program will terminate when the amount in the Money Market Subaccount, the One Year Fixed Account or the U.S. Government Securities Subaccount is insufficient for the next transfer, at which time the remaining balance is transferred.

  The Owner can increase or decrease the amount of the transfers by sending AUSA a new Dollar Cost Averaging form. The owner can discontinue the program by sending a Written Notice to the Service Office. There is no charge for this program.

REINSTATEMENTS

  Requests are occasionally received by AUSA to reinstate funds which had been transferred to another company via a Section 1035 exchange or trustee-to-trustee transfer under the Code. In this situation AUSA will require the Owner to replace the same total amount of money in the applicable Subaccounts and/or Fixed Account as was taken from them to effect the Exchange. The total dollar amount of funds reapplied to the Separate Account will be used to purchase a number of Accumulation Units available for each Subaccount based on the Accumulation Unit prices at the date of Reinstatement (within two days of the date the funds are received by AUSA). It should be noted that the number of Accumulation Units available on the Reinstatement date may be more or less than the number surrendered for the Exchange. Amounts reapplied to the Fixed Account will receive the effective annual interest rate they would otherwise have received, had they not been withdrawn. However, an adjustment will be made to the amount reapplied to compensate AUSA for the additional interest credited during the period of time between the withdrawal and the reapplication of the funds. Owners should consult a qualified tax adviser concerning the tax consequences of any Section 1035 exchanges or reinstatements.

                                  THE POLICY

  The Endeavor Variable Annuity Policy is a Flexible Premium Variable Annuity Policy. The rights and benefits under the Policy are summarized below; however, the description of the Policy contained in this Prospectus is qualified in its entirety by the Policy itself, a copy of which is available upon request from AUSA. The Policy may be purchased on a non-tax qualified basis ("Nonqualified Policy"). The Policy may also be purchased and used in connection with retirement plans or individual retirement accounts that qualify for favorable federal income tax treatment ("Qualified Policy").

POLICY APPLICATION AND ISSUANCE OF POLICIES

  Before it will issue a Policy, AUSA must receive a completed Policy application or transmittal form and a minimum initial Premium Payment of $5,000 for a Nonqualified Policy, $50 for a Policy purchased for use in connection with a Tax Deferred 403(b) Annuity, or $1,000 for any other Qualified Policy. A Policy ordinarily will be issued only in respect of Annuitants Age 0 through 80. Acceptance or declination of an application shall be based on AUSA's underwriting standards, and AUSA reserves the right to reject any application or Premium Payment based on those underwriting standards.

  If the application can be accepted in the form received, the initial Premium Payment will be credited to the Policy Value within two Business Days after the later of receipt of the application or receipt of the initial Premium Payment. If the initial Premium Payment cannot be credited because the application or other issuing requirements are incomplete, the applicant will be contacted within five Business Days and given an explanation for the delay and the initial Premium Payment will be returned at that time unless the applicant consents to AUSA's retaining the initial Premium Payment and crediting it as soon as the necessary requirements are fulfilled.

  The date on which the initial Premium Payment is credited to the Policy Value is the Policy Date. The Policy Date is the date used to determine Policy Years and Policy Anniversaries.

PREMIUM PAYMENTS

  All initial Premium Payment checks or drafts should be made payable to AUSA Life Insurance Company, Inc. and sent to the Administrative Office. Additional premium payments should be sent to the Service Office. The Death Benefit will not take effect until the check or draft for the Premium Payment is honored.

  Initial Premium Payment. The minimum initial Premium Payment that AUSA currently will accept under a Policy is $5,000 under a Nonqualified Policy, $50 under a Policy purchased for use in connection with a Tax Deferred 403(b) Annuity, and $1,000 under any other Qualified Policy. AUSA reserves the right to increase or decrease this amount for a class of Policies issued after some future date. The initial Premium Payment is the only Premium Payment required to be paid under a Policy.

  Additional Premium Payments. While the Annuitant is living and prior to the Annuity Commencement Date, the Owner may make additional Premium Payments at any time, and in any frequency. The minimum additional Premium Payment under both a Nonqualified Policy and a Qualified Policy is $500 with the exception of Policies used in connection with Tax Deferred 403(b) Annuities, for which the minimum additional Premium Payment is $50. Additional Premium Payments will be credited to the Policy and added to the Policy Value as of the Business Day when they are received.

  Allocation of Premium Payments. An Owner must allocate Premium Payments to one or more of the Investment Options. The Owner must specify the initial allocation in the Policy application. This allocation will be used for additional Premium Payments unless the Owner requests a change of allocation. All allocations must be made in whole percentages and must total 100%. The minimum amount that can be allocated to any Investment Option is $500 ($50 for Policies used in connection with Tax Deferred Section 403(b) Annuities). If the Owner fails to specify how Premium Payments are to be allocated, the Premium Payment(s) cannot be accepted.

All additional Premium Payments will be allocated and credited to the Owner's Policy as of the Valuation Period during which they are received.

  The Owner may change the allocation instructions for future additional Premium Payments by sending Written Notice, signed by the Owner, to AUSA's Service Office. The allocation change will apply to payments received after the date the Written Notice is received.

  Payment Not Honored by Bank. Any payment due under the Policy which is derived, all or in part, from any amount paid to AUSA by check or draft may be postponed until such time as AUSA determines that such instrument has been honored.

POLICY VALUE

  On the Policy Date, the Policy Value equals the initial Premium Payment. Thereafter, the Policy Value equals the sum of the values in the Mutual Fund Account and the Fixed Account. The Policy Value will increase by (1) any additional Premium Payments received by AUSA; and (2) any increases in the Policy Value due to investment results of the selected Account(s). The Policy Value will decrease by (1) any surrenders, including Contingent Deferred Sales Charges; (2) any decreases in the Policy Value due to investment results of the selected Accounts or Subaccounts; and (3) the charges imposed by AUSA.

  The Policy Value is expected to change from Valuation Period to Valuation Period, reflecting the investment experience of the selected Account(s) and/or Subaccount(s), as well as Additional Premium Payments and the deductions for charges. A Valuation Period is the period between successive Business Days. It begins at the close of business on each Business Day and ends at the close of business on the next succeeding Business Day. A Business Day is each day that the New York Stock Exchange is open for business. Holidays are generally not Business Days.

  The Mutual Fund Account Value. When a Premium is allocated or an amount is transferred to a Subaccount of the Mutual Fund Account, it is credited to the Policy Value in the form of Accumulation Units. Each Subaccount of the Mutual Fund Account has a distinct Accumulation Unit value (the "Unit Value"). The number of units credited is determined by dividing the Premium Payment or amount transferred by the Unit Value of the Subaccount as of the end of the Valuation Period during which the allocation is made. When amounts are transferred out of, or surrendered or withdrawn from an Account or Subaccount, units are canceled or redeemed in a similar manner.

  For each Subaccount, the Unit Value for a given Business Day is based on the net asset value of a share of the corresponding Portfolio of the Underlying Funds. Therefore, the Unit Values will fluctuate from day to day based on the investment experience of the corresponding Portfolio. The determination of Subaccount Unit Values is described in detail in the Statement of Additional Information.

NON-PARTICIPATING POLICY

  The Policy does not participate or share in the profits or surplus earnings of AUSA. No dividends are payable on the Policy.

AMENDMENTS

  No change in the Policy is valid unless made in writing by AUSA and approved by one of AUSA's officers. No registered representative has authority to change or waive any provision of the Policy.

  AUSA reserves the right to amend the Policies to meet the requirements of the Code, regulations or published rulings. An Owner can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences

                        DISTRIBUTIONS UNDER THE POLICY

SURRENDERS

  The Owner may surrender all or a portion of the Cash Value in exchange for a cash withdrawal payment from AUSA. The Cash Value is the Policy Value less any applicable Contingent Deferred Sales Charge. (See "Annuity Payment Options," p. 38).

  The Owner may surrender the Cash Value from the Mutual Fund Account at any time during the life of the Annuitant and prior to the Annuity Commencement Date by sending a Written Request to AUSA's Service Office. The minimum amount that can be withdrawn from any Subaccount or Fixed Account is $500. After the Annuity Commencement Date, the Policy can only be surrendered if Annuity Payment Option 4-V is in effect. (See "Annuity Payments," p. 38).

  Surrenders from the Fixed Account may be delayed for up to six months.

  Currently, the only charge for surrenders is the Contingent Deferred Sales Charge, if it applies. Premium taxes may also be deducted from the Policy Value. Accordingly, the amount available for surrender is the Cash Value, which is the Policy Value less any applicable Contingent Deferred Sales Charge. However, beginning in the second Policy Year, an Owner may surrender up to 10% of the Policy Value without a Contingent Deferred Sales Charge if no withdrawal has been made in the current Policy Year. Amounts withdrawn in excess of this free withdrawal amount or withdrawn in the same Policy Year as a previous withdrawal (and all surrenders in the first Policy Year) are subject to the Contingent Deferred Sales Charge. In addition, a Contingent Deferred Sales Charge will not be assessed if the withdrawal is necessary to meet the minimum distribution requirements for that policy specified by the IRS for tax qualified plans or if the Policy Value is applied to provide an Annuity under one of the Annuity Payment Options, unless the Policy Value is applied, during the first five Policy Years, under Payment Option 2, 4, or 4-V with payments for less than five years. The Owner must specify the Investment Option from which surrendered amounts should be taken (otherwise, the surrender request is incomplete and cannot be processed). For a discussion of the Contingent Deferred Sales Charge, see "Contingent Deferred Sales Charge," p. 45.

  Since the Owner assumes the investment risk with respect to Premium Payments allocated to the Mutual Fund Account, and because withdrawals are subject to a Contingent Deferred Sales Charge, and possibly premium taxes, the total amount paid upon total surrender of the Cash Value (taking any prior surrenders into account) may be more or less than the total Premium Payments made. Following a surrender of the total Cash Value, or at any time the Policy Value is zero, all rights of the Owner and Annuitant will terminate.

  In addition to the Contingent Deferred Sales Charges and any applicable premium taxes, surrenders may be subject to income taxes and, prior to age 59 1/2, a ten percent Federal tax penalty. (See "Certain Federal Income Tax Consequences", page 48.)

SYSTEMATIC WITHDRAWAL PLAN

  Under the Systematic Withdrawal Plan Policy Owners can instruct AUSA to make automatic payments to them monthly, quarterly, semi-annually or annually from a specified Subaccount. Monthly and quarterly payments can only be sent by electronic funds transfer directly to a checking or savings account. The minimum monthly payment is $50, the minimum quarterly payment is $100, and the minimum semi-annual or annual payment is $250. If the withdrawal is less than the minimum then it can only be sent on an annual basis. The maximum payment is 10% of the Policy Value divided by the number of payments made per year (e.g. 12 for monthly). If this amount is below the minimum distribution requirements for that policy specified by the IRS for tax qualified plans, the maximum payment will be increased to this minimum required distribution amount. The "Request for Systematic Withdrawal" form must specify a date for the first payment, which must be at least 30 days but not more than one year after the form is submitted.

  The Contingent Deferred Sales Charge will be waived for Policy Owners under age 59 1/2 of Qualified Policies if they take Systematic Withdrawals using one of the three payout methods described in I.R.S. Notice 89-25, Q&A-12 (the Life Expectancy Recalculation Option, Amortization, or Annuity Factor) which generally require payments for life or life expectancy. These payments must be continued until the later of age 59 1/2 or five years from their commencement. No additional withdrawals may be taken during this time. For Qualified Policies, Policy Owners age 59 1/2 or older, the

Contingent Deferred Sales Charge will be waived if payments are made using the Life Expectancy Recalculation Option.

  In addition, for either Qualified or Nonqualified policies, the Contingent Deferred Sales Charge will not be imposed on Systematic Withdrawals that do not exceed 10% of the Policy Value (that is, the Sales Charge will apply as if the "annualized" payments were a single payment). For other Systematic Withdrawals, the Contingent Deferred Sales Charge will apply in accordance with its terms.

  Systematic Withdrawals will not be available for Tax Deferred 403(b) Annuities under age 59 1/2 or that have an outstanding loan, and AUSA will terminate the option under such Policies if a loan is taken out.

  Qualified Policies are subject to complex rules with respect to restrictions on and taxation of distributions, including the applicability of penalty taxes. In addition, the treatment of periodic withdrawals from Nonqualified Policies is unclear, particularly with respect to avoiding the 10% Federal tax penalty. Therefore, a qualified tax adviser should be consulted before a Systematic Withdrawal Plan is requested. In certain circumstances withdrawn amounts may be included in the Policy Owner's gross income. (See "Certain Federal Income Tax Consequences," Page .)

ANNUITY PAYMENTS

  Annuity Commencement Date. Unless the Annuity Commencement Date is changed, Annuity Payments under a Policy will begin on the Annuity Commencement Date which is selected by the Policy Owner at the time the Policy is applied for. The Annuity Commencement Date may be changed from time to time by the Policy Owner by Written Notice to AUSA, provided that notice of each change is received by AUSA at its Service Office at least thirty (30) days prior to the then current Annuity Commencement Date. Except as otherwise permitted by AUSA, a new Annuity Commencement Date must be a date which is: (1) after the Annuitant attains age 40; (2) at least thirty (30) days after the date notice of the change is received by AUSA; and (3) not later than the first day of the first month following the Annuitant's 90th birthday.

  The Annuity Commencement Date may also be changed by the Beneficiary's election of the Annuity Option after the Annuitant's death.

  Election of Payment Option. During the lifetime of the Annuitant and prior to the Annuity Commencement Date, the Policy Owner may choose an Annuity Payment Option or change the election, but Written Notice of any election or change of election must be received by AUSA at its Service Office at least thirty (30) days prior to the Annuity Commencement Date. If no election is made prior to the Annuity Commencement Date, Annuity Payments will be made under Option 3-V, life income with variable payments for 10 years certain. If the Annuity Purchase Value on the Annuity

Commencement Date is less than $2000, AUSA reserves the right to pay it in one lump sum in lieu of applying it under an Annuity Payment Option.

  Prior to the Annuity Commencement Date, the Beneficiary may elect to receive the Death Benefit in a lump sum or under one of the Payment Options, to the extent allowed by law and subject to the terms of any settlement agreement. (See "Death Benefit," p 42.) Annuity Payments will be made on either a fixed basis or a variable basis as selected by the Policy Owner (or the Beneficiary, after the Annuitant's death).

  The person who elects a Payment Option can also name one or more successor payees to receive any unpaid amount AUSA has at the death of a payee. Naming these payees cancels any prior choice of a successor payee.

  A payee who did not elect the Payment Option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payee may be given the right to do one or more of these things if the person who elects the option tells AUSA in writing and AUSA agrees.

  Unless the Policy Owner specifies otherwise, the payee shall be the Annuitant, or, after the Annuitant's death, the Beneficiary. AUSA may require written proof of the age of any person who has an annuity purchased under Option 3, 3-V, 5 or 5-V.

  Premium Tax. AUSA may be required by state law to pay premium tax on the amount applied to a payment option or upon withdrawal. If so, AUSA will deduct the premium tax before applying or paying the proceeds.

  Supplementary Policy. Once proceeds become payable and a choice has been made, AUSA will issue a Supplementary Policy in settlement of the option elected under the Policy setting forth the terms of the option elected. The Supplementary Policy will name the payees and will describe the payment schedule.

ANNUITY PAYMENT OPTIONS

  The Policy provides five Payment Options which are described below. Three of these are offered as either "Fixed Payment Options" or "Variable Payment Options," and two are only available as Fixed Payment Options. The Policy Owner may elect a Fixed Payment Option, a Variable Payment Option, or a combination of both. If the Policy Owner elects a combination, he must specify what part of the Annuity Purchase Value is to be applied to the Fixed and Variable Options.

  NOTE CAREFULLY: Under Payment Options 3(1) and 5 (including 3-V(1) and 5-V), it would be possible for only one Annuity Payment to be made if the Annuitant(s) were to die before the due date of the second annuity payment; only two Annuity Payments if the Annuitant(s) were to die before the due date of the third annuity payment; and so forth.

  On the Annuity Commencement Date, the Policy's Annuity Purchase Value will be applied to provide for Annuity Payments under the selected Annuity Option as specified. The Annuity Purchase Value is the Policy Value for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and in some cases during the first five Policy Years, any applicable Contingent Deferred Sales Charge.

  The effect of choosing a Fixed Annuity Option is that the amount of each payment will be set on the Annuity Commencement Date and will not change. If a Fixed Annuity Option is selected, the Policy Value will be transferred to the general account of AUSA, and the Annuity Payments will be fixed in amount by the fixed annuity provisions selected and the age and sex (if consideration of sex is allowed) of the Annuitant. For further information, contact AUSA at its Service Office.

  Guaranteed Values. There are five Fixed Annuity Options. Options 1, 2 and 4 are based on a guaranteed interest rate of 3%. Options 3 and 5 are based on a guaranteed interest rate of 3% using the "1983 Table a" (male, female, and unisex if required by law) mortality table with projection scale G. ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.)

  Option 1--Interest Payments. The policy proceeds may be left with AUSA for any term agreed to. AUSA will pay the interest in equal payments or it may be left to accumulate. Withdrawal rights will be agreed upon by the Owner and AUSA when the option is elected.

  Option 2--Income for a Specified Period. Level payments of the proceeds with interest are made for the fixed period elected, at which time the funds are exhausted.

  Option 3--Life Income. An election may be made between:

  1. "No Period Certain"--Level payments will be made during the lifetime of the Annuitant.

  2. "10 Years Certain"--Level Payments will be made for the longer of the Annuitant's lifetime or ten years.

  3. "Guaranteed Return of Policy Proceeds"--Level payments will be made for the longer of the Annuitant's lifetime or the number of payments which, when added together, equals the proceeds applied to the income option.

  Option 4--Income of a Specified Amount. Payments are made for any specified amount until the proceeds with interest are exhausted.

  Option 5--Joint and Survivor Annuity. Payments are made during the joint lifetime of the payee and a joint payee of the Owner's selection. Payments will be made as long as either person is living.

  Other options may be arranged by agreement with AUSA. Certain options may not be available in some states.

  Current immediate annuity rates for the same class of annuities will be used if higher than the guaranteed amount (guaranteed amounts are based upon the tables contained in the Policy). Current amounts may be obtained from AUSA.

  Variable Payment Options. The dollar amount of the first Variable Annuity Payment will be determined in accordance with the annuity payment rates set forth in the applicable table contained in the Policy. The tables are based on the "1983 Table a" with projection Scale G, ("The 1983 Table a" mortality rates are adjusted based on improvements in mortality since 1983 to more appropriately reflect increased longevity. This is accomplished using a set of improvement factors referred to as projection scale G.) with a 5% effective annual Assumed Interest Rate and assume a retirement date in the year 2000. The dollar amount of every subsequent Variable Annuity Payment will vary based on the investment performance of the Subaccount of the Mutual Fund Account selected by the Annuitant or Beneficiary. If the actual investment performance exactly matched the Assumed Interest Rate of 5% at all times, the amount of each Variable Annuity Payment would remain equal. If actual investment performance exceeds the Assumed Interest Rate, the amount of the payments would increase. Conversely, if actual investment performance is worse than the Assumed Interest Rate, the amount of the payments would decrease.

  Determination of the First Variable Payment. The amount of the first variable payment depends upon the sex (if consideration of sex is allowed) and adjusted age of the Annuitant. The adjusted age is the annuitant's actual age nearest birthday, at the Annuity Commencement Date, adjusted as follows:

     ANNUITY COMMENCEMENT DATE                           ADJUSTED AGE
     -------------------------                           ------------
     Before 2001........................................ Actual Age
     2001-2010.......................................... Actual Age minus 1
     2011-2020.......................................... Actual Age minus 2
     2021-2030.......................................... Actual Age minus 3
     2031-2040.......................................... Actual Age minus 4
     After 2040......................................... As determined by AUSA

This adjustment assumes an increase in life expectancy, and therefore it results in lower payments than without such an adjustment.

  The following Variable Payment Options generally are available:

  Option 3-V--Life Income. An election may be made between:

  1. "No Period Certain"--Payments will be made during the lifetime of the Annuitant.

  2. "10 Years Certain"--Payments will be made for the longer of the Annuitant's lifetime or ten years.

  Option 4-V--Income of a specified Amount. Payments are made for any specified amount until the proceeds with accumulated gains or losses are exhausted. At any time this option is in effect, the Annuitant can surrender the Policy for the remaining value. Payments under this option are considered withdrawals for federal income tax purposes.

  Option 5-V--Joint and Survivor Annuity. Payments are made as long as either the annuitant or the joint annuitant is living.

  Certain options may not be available in some states.

  Determination of Subsequent Variable Payments. All Variable Annuity Payments other than the first are calculated using "Annuity Units" which are credited to the Policy. The number of Annuity Units to be credited in respect of a particular Subaccount is determined by dividing that portion of the first Variable Annuity Payment attributable to that Subaccount by the Annuity Unit Value of that Subaccount for the Annuity Commencement Date. The number of Annuity Units of each particular Subaccount credited to the Policy then remains fixed. The dollar value of variable Annuity Units in the chosen Subaccount will increase or decrease reflecting the investment experience of the chosen Subaccount. The dollar amount of each Variable Annuity Payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of each particular Subaccount credited to the Policy by the Annuity Unit Value for the particular Subaccount on the date the payment is made.

  Unless restricted by a particular Account or Subaccount, a Policy Owner may transfer the value of the Annuity Units from one Subaccount to another within the Mutual Fund Account or to the Fixed Account. However, after the Annuity Commencement Date no transfers may be made from the Fixed Account to the Mutual Fund Account. The minimum amount which may be transferred is the lesser of $10 of monthly income or the entire monthly income of the variable Annuity Units in the Subaccount from which the transfer is being made. The remaining Annuity Units in the Subaccount must provide at least $10 of monthly income. If, after a transfer, the monthly income of the remaining Annuity Units in a Subaccount would be less than $10, AUSA reserves the right to include those Annuity Units as part of the transfer. AUSA reserves the right to limit transfers between Subaccounts or to the Fixed Account to once per Policy Year.

  Tax Withholding. A portion or the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, the Policy Owner has not provided AUSA with a written election not to have federal income taxes withheld, AUSA must by law withhold such taxes from the taxable portion of such annuity payments and remit that amount to the federal government. Withholding is mandatory as to certain Qualified Policies. (See "Certain Federal Income Tax Consequences," p. 48).

  Adjustment of Annuity Payments. Payments will be made at 1, 3, 6, or 12 month intervals. If the individual payments provided for would be or become less than $30, AUSA may change, at its discretion, the frequency of payments to such intervals as will result in payments of at least $30. If the Annuity Purchase Value on the Annuity Commencement Date is less than $2,000, AUSA may pay such value in one sum in lieu of the payments otherwise provided for.

DEATH BENEFIT

  Death of Annuitant Prior to Annuity Commencement Date. If the Annuitant who is the Owner dies prior to the Annuity Commencement Date, a Death Benefit will be payable to the Beneficiary. During the first seven policy years, the Death Benefit will equal the larger of (a) the sum of the Premium Payments, less Adjusted Partial Withdrawals taken, or (b) the Policy Value as of the date Due Proof of Death and an election of a method of settlement and return of the Policy are received by AUSA's Service Office. After the seventh Policy Anniversary, the Death Benefit amount will be the greatest of (a), (b), and
(c), where (a) and (b) are defined above and where (c) is the Policy Value on the seventh Policy Anniversary plus all Premiums paid less any Adjusted Partial Withdrawals taken since that Policy Anniversary. The Adjusted Partial Withdrawal amount for each partial withdrawal is equal to the product of (a) times (b), where:

    (a) is the ratio of the amount of partial withdrawal taken to the Policy Value on the date of, but prior to the partial withdrawal; and

    (b) is the Death Benefit on the date of, but prior to the partial withdrawal.

  If a partial withdrawal is taken when the Death Benefit exceeds the Policy Value, then the Adjusted Partial Withdrawal amount will exceed the amount of the partial withdrawal. In that case, the total proceeds of a partial withdrawal followed by a Death Benefit could be less than total Premium Payments.

  For Policies issued under Endorsement AE877 695 (issued after June 1996) the amount of the death proceeds will be the greater of (a) or (b) where:

    (a) is the Policy Value on the date AUSA receives due proof of death and an election of a method of settlement, and:

    (b) is the Guaranteed Minimum Death Benefit.

The "Guaranteed Minimum Death Benefit" is equal to the largest Policy Value on the Date of Issue or on any Policy Anniversary prior to the Owner's 81st birthday, plus any premiums paid, less any Adjusted Partial Withdrawals taken, subsequent to the date of the largest anniversary Policy Value.

  Note that the Death Benefit is payable on the death of the Annuitant who is the owner, not the death of the Owner, if different. If the Annuitant who is not the Owner dies, the Owner will become the Annuitant unless the Owner specifically requests on the application or in writing that the death benefit be paid upon the Annuitant's death and AUSA agrees to such an election.

  Due Proof of Death of the Annuitant is proof that the Annuitant who is the Owner died prior to the commencement of Annuity Payments. Upon receipt of this proof and an election of a method of settlement and return of the Policy, the Death Benefit generally will be paid within seven days, or as soon thereafter as AUSA has sufficient information about the Beneficiary to make the payment. The Beneficiary may receive the amount payable in a lump sum cash benefit, or, subject to any limitation under any state or federal law, rule, or regulation, under one of the Annuity Payment Options described above, unless a settlement agreement is effective at the death of the Annuitant preventing such election.

  If the Annuitant was the Policy Owner, and the Beneficiary was not the Annuitant's spouse, then (1) the Death Benefit must be distributed within five years of the Annuitant's death, or (2) payments under a Payment Option must begin within one year of the Annuitant's death and must be made for the Beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the Beneficiary's life expectancy). Death proceeds which are not paid to or for the benefit of a natural person must be distributed within five years of Annuitant's death. If the sole Beneficiary is the Annuitant's surviving spouse, such spouse may elect to continue the Policy as the new Annuitant and Policy Owner instead of receiving the Death Benefit. (See "Federal Tax Matters" in the Statement of Additional Information.)

  If the Annuitant is not the Owner, and the Owner dies prior to the Annuity Commencement Date, a Successor Owner may surrender the Policy at any time for the Adjusted Policy Value. If the Successor Owner is not the deceased Owner's surviving spouse, however, this amount must be distributed within five years after the date of death of the Owner, or payments under a Payment Option must begin within one year of the deceased Owner's death and must be made for the Beneficiary's lifetime or for a period certain (so long as any certain period does not exceed the Beneficiary's life expectancy).

  Death of Annuitant On or After Annuity Commencement Date. The death benefit payable if the Annuitant dies on or after the Annuity Commencement Date depends on the Payment Option selected. Upon the Annuitant's death, the remaining portion of the entire interest in the Policy, if any, will be distributed at least as rapidly as under the method of distribution being used as of the date of the Annuitant's death.

  Beneficiary. The Beneficiary designation in the application will remain in effect until changed. The Policy Owner may change the designated Beneficiary by sending Written Notice to AUSA. The Beneficiary's consent to such change is not required unless the Beneficiary was irrevocably designated or consent is required by law. (If an irrevocable Beneficiary dies, the Policy Owner may then designate a new Beneficiary.) The change will take effect as of the date the Policy Owner signs the Written Notice, whether or not the Policy Owner is living when the Notice is received by AUSA. AUSA will not be liable for any payment made before the Written Notice is received. If more than one Beneficiary is designated, and the Policy Owner fails to specify their interests, they will share equally.

DEATH OF OWNER

  Federal tax law requires that if any Policy Owner (including any joint Owner or any Successor Policy Owner who has become a current Owner) dies before the Annuity Commencement Date, then the entire value of the Policy must generally be distributed within five years of the date of death of such Policy Owner or the Contingent Policy Owner. Certain rules apply where 1) the spouse of the deceased Owner is the sole Beneficiary, 2) the Policy Owner is not a natural person and the primary Annuitant dies or is changed, or 3) any Policy Owner dies after the Annuity Commencement Date. See "Federal Tax Matters" in the Statement of Additional Information for a detailed description of these rules. Other rules may apply to Qualified Contracts.

RESTRICTIONS UNDER SECTION 403(B) PLANS

  Section 403(b) of the Internal Revenue Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

RESTRICTIONS UNDER QUALIFIED POLICIES

  Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Policies or under the terms of the plans in respect of which Qualified Policies are issued.

                            CHARGES AND DEDUCTIONS

  No deductions are made from Premium Payments, so that the full amount of each Premium Payment is invested in one or more of the Accounts. AUSA will make certain charges and deductions in connection with the Policy in order to compensate it for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Accounts and the Policies. Charges may also be made for premium taxes, federal, state or local taxes, or for certain transfers or other transactions. Charges and expenses are also deducted from the Underlying Funds.

CONTINGENT DEFERRED SALES CHARGE

  AUSA will incur expenses relating to the sale of Policies, including commissions to registered representatives and other promotional expenses. AUSA may apply a Contingent Deferred Sales Charge to any amount surrendered (i.e., withdrawn) in connection with a full or partial Policy surrender in order to cover distribution expenses. A Contingent Deferred Sales Charge will not be applied to withdrawal, after the first Policy Year, of up to 10% of the Policy Value, if there have been no withdrawals in the current Policy Year. A Contingent Deferred Sales Charge will also not be applied if the withdrawal is necessary to meet the minimum distribution requirements for that policy specified by the IRS for tax qualified plans or if the Policy Value is applied to provide an Annuity under one of the Annuity Payment Options, unless the Policy Value is applied, during the first five Policy Years, under Payment Options 2, 4, or 4-V with payments for less than five years. The Contingent Deferred Sales Charge is also waived upon certain Systematic Withdrawals (see p. 36).

  The amount of the Contingent Deferred Sales Charge is determined by multiplying the amount of the premium withdrawn by the applicable Contingent Deferred Sales Charge Percentage. The applicable Contingent Deferred Sales Charge Percentage will depend upon the number of Policy Anniversaries that have elapsed since the Premium Payment that is being withdrawn was made. For this purpose, surrenders are allocated to Premium Payments on a "first in-first out" basis, i.e., first to the oldest Premium Payment, then to the next oldest Premium Payment, and so on. Premium Payments are deemed to be withdrawn before earnings, and after all Premium Payments have been withdrawn, the remaining Cash Value may be withdrawn without any Contingent Deferred Sales Charge. The following is the table of Contingent Deferred Sales Charge
Percentages:

                       NUMBER OF POLICY                    APPLICABLE CONTINGENT
                          YEARS SINCE                         DEFERRED SALES
                        PREMIUM PAYMENT                      CHARGE PERCENTAGE
                       ----------------                    ---------------------
     Less than 1..........................................            7%
     At least 1 and less than 2...........................            6%
     At least 2 and less than 3...........................            5%
     At least 3 and less than 4...........................            4%
     At least 4 and less than 5...........................            3%
     At least 5 and less than 6...........................            2%
     At least 6 and less than 7...........................            1%

  AUSA anticipates that the Contingent Deferred Sales Charge will not generate sufficient funds to pay the cost of distributing the Policies. If this charge is insufficient to cover the distribution expenses, the deficiency will be met from AUSA's general funds, which will include amounts derived from the charge for mortality and expense risks.

MORTALITY AND EXPENSE RISK FEE

  AUSA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. This charge is equal to an effective annual rate of 1.25% of the value of net assets in the Mutual Fund Account. The Mortality and Expense Risk Fee is reflected in the Accumulation or Annuity Unit Values for the Policy for each Subaccount.

  Policy Values and Annuity Payments are not affected by changes in actual mortality experience nor by actual expenses incurred by AUSA. The mortality risks assumed by AUSA arise from its contractual obligations to make Annuity Payments (determined in accordance with the Annuity tables and other provisions contained in the Policy) and to pay Death Benefits prior to the Annuity Commencement Date. Thus, Owners are assured that neither an Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the monthly Annuity payments that the Annuitant will receive under the Policy.

  AUSA also bears substantial risk in connection with the Death Benefit Guarantee since AUSA will pay a Death Benefit equal to the Premium Payments, less withdrawals, (or the Policy Value on the seventh policy anniversary, as set out in Death Benefits Section, page 42) if that amount is higher than the Policy Value at the date of the Annuitant's death.

  The expense risk assumed by AUSA is the risk that AUSA's actual expenses in administering the Policy and the Accounts will exceed the amount recovered through the Administrative and Service Charges.

  If the Mortality and Expense Risk Fee is insufficient to cover AUSA's actual costs, AUSA will bear the loss; conversely, if the charge is more than sufficient to cover costs, the excess will be profit to AUSA. AUSA expects a profit from this charge. To the extent that the Contingent Deferred Sales Charge is insufficient to cover the actual cost of Policy distribution, the deficiency will be met from AUSA's general corporate assets, which may include amounts, if any, derived from the Mortality and Expense Risk Fee. A Mortality and Expense Risk Fee is also assessed during the annuity phase for all Variable Annuity Options including those that do not carry a life contingency.

ADMINISTRATIVE CHARGES

  In order to cover the costs of administering the Policies and the Accounts, AUSA deducts a Service Charge from the Policy Value of each Policy, and also deducts a daily Administrative Expense Charge from the assets of each Subaccount of the Mutual Fund Account.

  The annual Service Charge is deducted from the Policy Value of each Policy on each Policy Anniversary prior to the Annuity Commencement Date. After the Annuity Commencement Date, the charge is not deducted. This annual Service Charge is $35 and it will not be increased during the term of the Policy. It will never exceed 2% of the Policy Value. For Policies issued after June, 1, 1996, this charge is waived if the sum of the Premium Payments made less the sum of all Partial Withdrawals is at least $50,000 on the Policy Anniversary. AUSA does not anticipate realizing any profit from this charge. The Service Charge will be deducted only from the Subaccounts in the Mutual Fund Account, in the same proportion that the Policy Owner's interest in each Subaccount bears to the Policy Value in the Mutual Fund Account.

  AUSA also deducts a daily Administrative Expense Charge from the assets of each Subaccount of the Mutual Fund Account. This charge currently is equal to an effective annual rate of .15% of the net assets of each Subaccount of the Mutual Fund Account. The Administrative Expense Charge may be increased in the future (but it will never exceed .30%, and the combined total of this charge and the Mortality and Expense Risk Fee will never exceed the current level of 1.40%).

PREMIUM TAXES

  AUSA currently makes no deduction from the Premium Payments for any state premium taxes AUSA pays in connection with Premium Payments under the Policies. However, AUSA will deduct the aggregate premium taxes paid on behalf of a particular Policy from the Policy Value on the later of (i) the Annuity Commencement Date (thus reducing the Policy Value), (ii) the total surrender of a Policy, or (iii) date of payment of the death proceeds of a Policy. Premium taxes currently range from 0% to 3.50% of Premium Payments.

FEDERAL, STATE AND LOCAL TAXES

  No charges are currently made for federal, state, or local taxes other than premium taxes. However, AUSA reserves the right to deduct charges in the future from the Accounts or Subaccounts for any taxes or other economic burden resulting from the application of any tax laws that AUSA determines to be attributable to the accounts or the policies.

TRANSFER CHARGE

  There is no charge for the first 12 transfers between Investment Options in each Policy Year. AUSA reserves the right to impose a $25 charge for the thirteenth and each subsequent transfer request made by the Owner during a single Policy Year. For the purpose of determining whether a transfer charge is payable, initial Premium Payment allocations are not considered transfers. All transfer requests made simultaneously will be treated as a single request. No transfer charge will be imposed for any transfer which is not at the Owner's request.

OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES

  Each of the Portfolios of the Underlying Funds is responsible for all of its expenses. In addition, charges will be made against each of the Portfolios of the Underlying Funds for investment advisory services provided to the Portfolio. The net assets of each Portfolio of the Underlying Funds will reflect deductions in connection with the investment advisory fee and other expenses.

  For more information concerning the investment advisory fee and other charges against the Portfolios, see the prospectuses for the Underlying Funds, current copies of which accompany this Prospectus.

EMPLOYEES AND AGENT PURCHASES

  The Policy may be acquired by an employee or registered representative of any broker/dealer authorized to sell the Policy or their spouse or minor children, or by an officer, director, trustee or bona-fide full-time employee of AUSA or its affiliated companies or their spouse or minor children. In such a case, a bonus of 5% of each premium deposit may be credited to the Policy due to lower acquisition costs AUSA experiences on those purchases. Compensation to the registered representative and broker/dealer will be reduced by the amount of such bonus.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  The following summary does not constitute tax advice. It is a general discussion of certain of the expected federal income tax consequences of investment in and distributions with respect to a Policy, based on the Internal Revenue Code of 1986, as amended (the "Code"), proposed and final Treasury Regulations thereunder, judicial authority, and current administrative rulings and practice. This summary discusses only certain federal income tax consequences to "United States Persons," and does not discuss state, local, or foreign tax consequences. United States Persons means citizens or residents of the United States, domestic corporations, domestic partnerships and trusts or estates that are subject to United States federal income tax regardless of the source of their income.

  At the time the initial Premium Payment is paid, a prospective purchaser must specify whether he or she is purchasing a Nonqualified Policy or a Qualified Policy. If the initial Premium Payment is derived from an exchange or surrender of another annuity policy, AUSA may require that the prospective purchaser provide information with regard to the federal income tax status of the previous annuity policy. AUSA will require that persons purchase separate Policies if they desire to invest monies qualifying for different annuity tax treatment under the Code. Each such separate Policy would require the minimum initial Premium Payment stated above. Additional Premium Payments under a Policy must qualify for the same federal income tax treatment as the initial Premium Payment under the Policy; AUSA will not accept an additional Premium Payment under a Policy if the federal income tax treatment of such Premium Payment would be different from that of the initial Premium Payment.

  The Qualified Policies were designed for use by retirement plans and individual retirement accounts that qualify for special federal income tax treatment under Sections 401(a), 403(b), or 408(a) of the Code and individuals purchasing individual retirement annuities that qualify for special federal income tax treatment under Section 408(b) of the Code. Certain requirements must be satisfied in purchasing a Qualified Policy in order for the plan, account or annuity to retain its special tax treatment. This summary is not intended to cover such requirements, and assumes that Qualified Policies are purchased pursuant to retirement plans or individual retirement accounts, or are individual retirement annuities, that qualify for such special tax treatment. This summary was prepared by AUSA after consultation with tax counsel, but no opinion of tax counsel has been obtained.

THE DISCUSSION SET FORTH BELOW IS INCLUDED FOR GENERAL PURPOSES ONLY. EACH POTENTIAL PURCHASER IS URGED TO CONSULT HIS/HER OWN TAX ADVISER AS TO THE CONSEQUENCES OF INVESTMENT IN A POLICY UNDER FEDERAL AND APPLICABLE STATE, LOCAL AND FOREIGN TAX LAWS.

TAX STATUS OF THE POLICY

  The following discussion is based on the assumption that the Policy qualifies as an annuity contract for federal income tax purposes. The Statement of Additional Information discusses the tax requirements for qualifying as an annuity contract.

TAXATION OF ANNUITIES

  The discussion below applies only to those Policies owned by natural persons, and that qualify as annuity contracts for federal income tax purposes. With respect to Owners who are natural persons, the Policy should be treated as an annuity contract for federal income tax purposes.

  In General. Except as described below with respect to Owners who are not natural persons, an Owner who holds a Policy satisfying the diversification and distribution requirements described in the Statement of Additional Information should not be taxed on increases in the Policy Value until an amount is received or deemed received, e.g., upon a partial or full surrender or as Annuity Payments under the Annuity Option selected. Generally, any amount received or deemed received under a Nonqualified Annuity Contract prior to the Annuity Commencement Date is deemed to come first from any "Income on the Contract" and then from the "Investment in the Contract." The "Investment in the Contract" generally equals total premium payments less amounts received which were not includable in gross income. To the extent that the Policy Value (Cash Value in the event of a surrender) exceeds the "Investment in the Contract," such excess constitutes the "Income on the Contract." As a result, any such amount received or deemed received (i) shall be includable in gross income to the extent that such amount does not exceed any such "Income on the Contract," and (ii) shall not be includable in gross income to the extent that such amount does exceed any such "Income on the Contract." For these purposes such "Income on the Contract" shall be computed by reference to the aggregation rules described below, and the amount includable in gross income will be taxable as ordinary income. If at the time that any amount is received or deemed received there is no "Income on the Contract" (e.g., because the gross Policy Value does not exceed the "Investment in the Contract" and no aggregation rule applies), then such amount received or deemed received will not be includable in gross income, and will simply reduce the "Investment in the Contract."

  For this purpose, the assignment, pledge or agreement to assign or pledge any portion of the Policy Value (including assignment of Owner's right to receive Annuity Payments prior to the Annuity Commencement Date) generally will be treated as a distribution in the amount of such portion of the Policy Value. Additionally, if an Owner designates a new Owner prior to the Annuity Commencement Date without receiving full and adequate consideration, the old Owner generally will be treated as receiving a distribution under the Policy in an amount equal to the Policy Value. A transfer of ownership or an assignment of a Policy, or designation of an Annuitant or Beneficiary who is not also the Owner, may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, designation or assignment of a Policy should contact a competent tax adviser with respect to the potential tax effects of such a transaction.

  Aggregation Rules. Generally all nonqualified deferred annuity contracts issued by the same company (or an affiliated company) to the same owner during any calendar year shall be treated as one annuity contract, and "aggregated" for purposes of determining the amount includable in gross income. In addition, for such purposes all individual retirement annuities and accounts under Section 408 of the Code for an individual are aggregated, and generally all distributions therefrom during a calendar year are treated as one distribution made as of the end of such year.

  Surrenders. In the case of a partial surrender (including systematic withdrawals) under a Nonqualified Policy or the amount received generally will be includable in gross income only up to the amount of the "Income on the Contract." In the case of a partial surrender (including systematic withdrawals) under a Qualified Policy, (other than one qualified under Section 457 of the Code), a ratable portion of the amount received is generally excludable from gross income, based on the ratio of the "Investment in the Contract" to the individual's total account balance or accrued benefit under the retirement plan at the time of each such payment. For a Qualified Policy, the "Investment in the Contract" can be zero. Special tax rules may be available for certain distributions from a Qualified Policy. In the case of a full surrender under a Nonqualified Policy or a Qualified Policy, the amount received generally will be taxable only to the extent it exceeds the "Investment in the Contract."

  Annuity Payments. Although the tax consequences may vary depending on the Annuity Payment Option elected under the Policy, in general, only a portion of the Annuity Payments received after the Annuity Commencement Date will be includable in the gross income of the recipient.

  For Fixed Annuity Payments, in general the excludable portion of each payment is determined by dividing the Investment in the Contract on the Annuity Commencement Date by the total expected return resulting from Annuity Payments for the term of the payments. The remainder of each Annuity Payment is includable in gross income. Once the Investment in the Contract has been fully recovered, the full amount of any additional Annuity Payments received is includable in gross income.

  For Variable Annuity Payments, the includable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is excludable from gross income. This dollar amount is determined by dividing the "Investment in the Contract" on the Annuity Commencement Date by the total number of expected periodic payments. The remainder of each Annuity Payment is includable in gross income. Once the "Investment in the Contract" has been fully recovered, the full amount of any additional Annuity Payments is includable in gross income.

  Where an Owner allocates a portion of the Annuity Purchase Value on the Annuity Commencement Date to more than one annuity payment option (fixed or variable), special rules govern the allocation of the Policy's entire "Investment in the Contract" on such date to each such option, for purposes of determining the excludable amount of each payment received under that option. AUSA makes no attempt to describe these allocation rules, because they would prescribe a complex variety of results, depending on how the allocations were made among the various types of options. Instead, any Owner is advised to consult a competent tax adviser as to the potential tax effects of allocating any amount of Annuity Purchase Value to any particular annuity payment option.

  If, after the Annuity Commencement Date, Annuity Payments cease by reason of the death of the Annuitant, the excess (if any) of the Investment in the Contract as of the Annuity Commencement Date over the aggregate amount of Annuity Payments received on or after the Annuity Commencement Date that was excluded from gross income is allowable as a deduction for the last taxable year of the Annuitant.

  Taxation of Death Benefit Proceeds. Amounts may be distributed from the Policy because of the death of an Owner or the Annuitant. Generally, such amounts are includable in the income of the recipient as follows: (1) if distributed in a lump sum, they are taxed in the same manner as a full surrender, as described above, or (2) if distributed under an Annuity Payment Option, they are taxed in the same manner as Annuity Payments, as described above. For these purposes, the "Investment in the Contract" is not affected by the Owner's or Annuitant's death. That is, the "Investment in the Contract" remains generally the total premium payments less amounts received which were not includable in gross income.

  Penalty Taxes. In the case of any amount received or deemed received from the Policy, e.g., upon a surrender of a Policy (including systematic withdrawals) or a deemed distribution under a Policy resulting from a pledge, assignment or agreement to pledge or assign or an Annuity Payment with respect to a Policy, there may be imposed on the recipient a Federal tax penalty equal to 10% of the amount includable in gross income. The penalty tax generally will not apply to any distribution: (i) made on or after the date on which the taxpayer attains age 59 1/2; (ii) made as a result of the death of the holder (generally the Owner); (iii) attributable to the disability of the taxpayer; or (iv) which is part of a series of substantially equal periodic payments made (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his/her beneficiary. Other rules may apply to Qualified Policies.

  Withholding. The portion of any distribution under a Policy that is includable in gross income will be subject to federal income tax withholding unless the recipient of such distribution elects not to have federal income tax withheld. Election forms will be provided at the time distributions are requested or made. For certain Qualified Policies, certain distributions are subject to mandatory withholding.

  Qualified Policies. The Qualified Policy is designed for use with several types of tax-qualified retirement plans. The tax rules applicable to participants and beneficiaries in tax-qualified retirement plans vary according to the type of plan and the terms and conditions of the plan. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law.

  AUSA makes no attempt to provide more than general information about use of the Policy with the various types of retirement plans. Purchasers of Policies for use with any retirement plan should consult their legal counsel and tax adviser regarding the suitability of the Policy.

  Individual Retirement Annuities. In order to qualify as an individual retirement annuity under Section 408(b) of the Code, a Policy must contain certain provisions: (i) the Owner must be the Annuitant; (ii) the Policy generally is not be transferable by the Owner, e.g., the Owner may not designate a new Owner, a Successor Owner or assign the Policy as collateral security; (iii) the total Premium Payments for any calendar year may not exceed $2,000, except in the case of a rollover amount or contribution under
Section 402(c), 403(a)(4), 403(b)(8) or 408(d)(3) of the Code; (iv) Annuity
Payments or withdrawals must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant attains age 70 1/2;

(v) an Annuity Payment Option with a Period Certain that will guarantee Annuity Payments beyond the life expectancy of the Annuitant and the Beneficiary may not be selected; and (vi) certain payments of Death Benefits must be made in the event the Annuitant dies prior to the distribution of the Policy Value. Policies intended to qualify as individual retirement annuities under Section 408(b) of the Code contain such provisions.

  Section 408 of the Code also indicates that no part of the funds for an individual retirement account or annuity should be invested in a life insurance contract, but the regulations thereunder allow such funds to be invested in an annuity contract that provides a death benefit that equals the greater of the premiums paid or the Cash Value for the contract. The Policy provides an enhanced death benefit that could exceed the amount of such a permissible death benefit, but it is unclear to what extent such an enhanced death benefit could disqualify the Policy under Section 408 of the Code. The Internal Revenue Service has not reviewed the Policy for qualification as an IRA, and has not addressed in a ruling of general applicability whether an enhanced death benefit provision such as the provision in the Policy comports with IRA qualification requirements.

  Section 403(b) Plans. Under Section 403(b) of the Code, payments made by public school systems and certain tax exempt organizations to purchase Policies for their employees are excludable from the gross income of the employee, subject to certain limitations. However, such payments may be subject to FICA (Social Security) taxes. Additionally, in accordance with the requirements of the Code, Section 403(b) annuities generally may not permit distribution of (i) elective contributions made in years beginning after December 31, 1988, and (ii) earnings on those contributions and (iii) earnings on amounts attributed to elective contributions held as of the end of the last year beginning before January 1, 1989. Distributions of such amounts will be allowed only upon the death of the employee, on or after attainment of age 59 1/2, separation from service, disability, or financial hardship, except that income attributable to elective contributions may not be distributed in the case of hardship.

  Corporate Pension and Profit-Sharing Plans and H.R. 10 Plans. Section 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees and self-employed individuals to establish qualified plans for themselves and their employees. Such retirement plans may permit the purchase of the Policies to accumulate retirement savings. Adverse tax consequences to the Plan, the Participant, or both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments.

  Deferred Compensation Plans. Section 457 of the Code, while not actually providing for a qualified plan as that term is normally used, provides for certain deferred compensation plans with respect to service for state governments, local governments, political sub-divisions, agencies, instrumentalities and certain affiliates of such entities and tax exempt organizations which enjoy special treatment. The Policies can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. All such investments, however, are owned by, and are subject to, the claims of the general creditors of the sponsoring employer. Depending on the terms of the particular plan, the employer may be entitled to draw on deferred amounts for purposes unrelated to its section 457 plan obligations. In general, all amounts required under a
Section 457 Plan are taxable and are subject to federal income tax withholding as wages.

  Non-natural Persons. Pursuant to Section 72(u) of the Code, an annuity contract held by a taxpayer other than a natural person generally will not be treated as an annuity contract under the Code; accordingly, an Owner who is not a natural person will recognize as ordinary income for a taxable year the excess of (i) the sum of the Policy Value as of the close of the taxable year and all previous distributions under the Policy over (ii) the sum of the Premium Payments paid for the taxable year and any prior taxable year and the amounts includable in gross income for any prior taxable year with respect to the Policy. Notwithstanding the preceding sentence, Section 72(u) of the Code does not apply to (i) a Policy the nominal Owner of which is not a natural person but the beneficial Owner of which is a natural person, (ii) a Policy acquired by the estate of a decedent by reason of such decedent's death, (iii) a Qualified Policy or (iv) a single-payment annuity the Annuity Commencement Date for which is no later than one year from the date of the single Premium Payment; instead, such Policies are taxed as described above under the heading "Taxation of Annuities."

  Possible Changes in Taxation. In past years, legislation has been proposed in the U.S. Congress that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this Prospectus Congress was not actively considering any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

                          DISTRIBUTOR OF THE POLICIES

  AEGON USA Securities, Inc., an affiliate of AUSA, is the principal underwriter of the Policies. AEGON USA Securities, Inc. has entered or will enter into one or more agreements with various broker-dealers for the distribution of the Policies. Commissions on Policy sales ar paid to broker/dealers. Commissions payable to broker/dealers will be up to 6% of Premium Payments. In addition, certain broker/dealers may receive additional commissions or expense allowances based upon sales volume, agent or service training responsibilities, and other factors. These commissions and expense allowances are not deducted from Premium Payments, they are paid by AUSA.

                                 VOTING RIGHTS

  To the extent required by law, AUSA will vote the Underlying Funds shares held by the Mutual Fund Account at regular and special shareholder meetings of the Underlying Funds in accordance with instructions received from persons having voting interests in the portfolios (although the Underlying Funds do not hold regular annual shareholders meetings). If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should be amended or if the present interpretation thereof should change, and as a result AUSA determines that it is permitted to vote the Underlying Funds' shares in its own right, it may elect to do so.

  Before the Annuity Commencement Date, the Policy Owner holds the voting interest in the selected Portfolios. The number of votes that an Owner has the right to instruct will be calculated separately for each Subaccount. The number of votes that an Owner has the right to instruct for a particular Subaccount will be determined by dividing his or her Policy Value in the Subaccount by the net asset value per share of the corresponding Portfolio in which the Subaccount invests. Fractional shares will be counted.

  After the Annuity Commencement Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Subaccount by the net asset value per share of the corresponding Portfolio. Fractional shares will be counted.

  The number of votes that the Owner or person receiving income payments has the right to instruct will be determined as of the date established by the Underlying Funds for determining shareholders eligible to vote at the meeting of the Underlying Funds. AUSA will solicit voting instructions by sending Owners or other persons entitled to vote written requests for instructions prior to that meeting in accordance with procedures established by the Underlying Funds. Portfolio shares as to which no timely instructions are received and shares held by AUSA in which Owners or other persons entitled to vote have no beneficial interest will be voted in proportion to the voting instructions that are received with respect to all Policies participating in the same Subaccount.

  Each person having a voting interest in a Subaccount will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                               LEGAL PROCEEDINGS

  There are no legal proceedings to which the Mutual Fund Account is a party or to which the assets of the Account are subject. AUSA is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Mutual Fund Account.

                      STATEMENT OF ADDITIONAL INFORMATION

  A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Policy-General Provisions..............................................   3
  Owner....................................................................   3
  Entire Policy............................................................   3
  Delay of Payment and Transfers...........................................   3
  Misstatement of Age or Sex...............................................   3
  Reallocation of Policy Values After the Annuity Commencement Date........   4
  Assignment...............................................................   4
  Evidence of Survival.....................................................   4
  Amendments...............................................................   4
Federal Tax Matters........................................................   5
  Tax Status of the Policy.................................................   5
  Taxation of AUSA.........................................................   6
Investment Experience......................................................   6
State Regulation of AUSA...................................................  10
Records and Reports........................................................  10
Distribution of the Policies...............................................  10
Custody of Assets..........................................................  10
Historical Performance Data................................................  11
  Money Market Yields......................................................  11
  Other Subaccount Yields..................................................  12
  Total Returns............................................................  12
  Other Performance Data...................................................  13
Legal Matters..............................................................  13
Independent Auditors.......................................................  13
Other Information..........................................................  14
Financial Statements.......................................................  14

                      STATEMENT OF ADDITIONAL INFORMATION

                         THE ENDEAVOR VARIABLE ANNUITY

                                ISSUED THROUGH

                            AUSA ENDEAVOR VARIABLE
                                ANNUITY ACCOUNT


                                  Offered by
                       AUSA LIFE INSURANCE COMPANY, INC.

                               666 Fifth Avenue
                           New York, New York 10103

                           ________________________


  This Statement of Additional information expands upon subjects discussed in the current Prospectus for the Endeavor Variable Annuity Policy (the "Policy") offered by AUSA Life Insurance Company, Inc. You may obtain a copy of the Prospectus dated May 1, 1997 by calling 1-800-525-6205, or by writing to the Service Office, Financial Markets Division - Variable Annuity Dept., 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499. Terms used in the current Prospectus for the Policy are incorporated in this Statement.


     THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY, ENDEAVOR SERIES TRUST AND THE WRL GROWTH PORTFOLIO OF THE WRL SERIES FUND, INC.


Dated:  May 1, 1997

                               TABLE OF CONTENTS


                                                                         Page
                                                                         ====
The Policy-General Provisions.........................................     3
  Owner...............................................................     3
  Entire Policy.......................................................     3
  Delay of Payment and Transfers......................................     3
  Misstatement of Age or Sex..........................................     3
  Reallocation of Policy Values After the
    Annuity Commencement Date.........................................     4
  Assignment..........................................................     4
  Evidence of Survival................................................     4
  Amendments..........................................................     4
Federal Tax Matters (48)..............................................     5
  Tax Status of the Policy............................................     5
  Taxation of AUSA....................................................     6
Investment Experience.................................................     6
State Regulation of AUSA..............................................    10
Records and Reports...................................................    10
Distribution of the Policies (35).....................................    10
Custody of Assets.....................................................    10
Historical Performance Data (20)......................................    11
  Money Market Yields.................................................    11
  Other Subaccount Yields.............................................    12
  Total Returns.......................................................    12
  Other Performance Data..............................................    13
Legal Matters.........................................................    13
Independent Auditors..................................................    13
Other Information.....................................................    14
Financial Statements (20).............................................    14


(Numbers in parenthesis indicate corresponding sections  of the Prospectus).

  In order to supplement the description in the Prospectus, the following provides additional information about AUSA and the Policy which may be of interest to an Owner.

                        THE POLICY - GENERAL PROVISIONS
OWNER

  The Policy shall belong to the Policy Owner upon issuance of the Policy after completion of an application and delivery of the initial Premium Payment. While the Annuitant is living, the Owner may: (1) assign the Policy; (2) surrender the Policy; (3) amend or modify the Policy with AUSA's consent; (4) receive annuity payments or name a Payee to receive the payments; and (5) exercise, receive and enjoy every other right and benefit contained in the Policy. The exercise of these rights may be subject to the consent of any assignee or irrevocable Beneficiary.

  A Successor Owner can be named in the Policy application or in a Written Notice. The Successor Owner will become the new Owner upon the Owner's death, if the Owner predeceases the Annuitant. If no Successor Owner survives the Owner and the Owner predeceases the Annuitant, the Owner's estate will become the Owner.


  The Owner may change the ownership of the Policy in a Written Notice. When this change takes effect, all rights of ownership in the Policy will pass to the new Owner. A change of ownership may have adverse tax consequences.

  When there is a change of Owner or Successor Owner, the change will take effect as of the date the Owner signs the Written Notice, subject to any payment AUSA has made or action AUSA has taken before recording the change. Changing the Owner or naming a new Successor Owner cancels any prior choice of Successor Owner, but does not change the designation of the Beneficiary or the Annuitant.

  If ownership is transferred (except to the Owner's spouse) because the Owner dies before the Annuitant, the Cash Value generally must be distributed to the Successor Owner within five years of the Owner's death, or payments must be made for a period certain or for the Successor Owner's lifetime so long as any period certain does not exceed that Successor Owner's life expectancy, if the first payment begins within one year of the Owner's death.

ENTIRE POLICY

  The Policy and any endorsements thereon and the Policy application constitute the entire contract between AUSA and the Owner. All statements in the application are representations and not warranties. No statement will cause the Policy to be void or to be used in defense of a claim unless contained in the application.

DELAY OF PAYMENT AND TRANSFERS

  Payment of any amount due from the Mutual Fund Account in respect of a surrender, the Death Benefit or the death of the Owner of a Nonqualified Policy generally will occur within seven business days from the date the Written Notice (and any other required documentation or information) is received, except that AUSA may be permitted to defer such payment from the Mutual Fund Account if:
(1) the New York Stock Exchange is closed for other than usual weekends or holidays or trading on the Exchange is otherwise restricted; or (2) an emergency exists as defined by the SEC or the SEC requires that trading be restricted; or
(3) the SEC permits a delay for the protection of Owners. In addition, transfers of amounts from the Subaccounts may be deferred under these circumstances.

  Certain delays and restrictions apply to transfers of amounts out of the Fixed Account. See page 29 of the Policy Prospectus.

MISSTATEMENT OF AGE OR SEX

  If the age or sex of the Annuitant has been misstated, AUSA will change the annuity benefit payable to that which the Premium Payments would have purchased for the correct age or sex. The dollar amount of any underpayment made by AUSA shall be paid in full with the next payment due such person or the Beneficiary. The dollar amount of any overpayment made by AUSA due to any misstatement shall be deducted from payments subsequently accruing to such person or Beneficiary. Any underpayment or overpayment will include interest at 5% per year, from the date of the wrong payment to the date of the adjustment. The age of the Annuitant may be established at any time by the submission of proof satisfactory to AUSA.


  If the age or sex of the Annuitant has been misstated, AUSA will also change the Death Benefit to that which the Premium Payments would have purchased for the correct age or sex.


REALLOCATION OF ANNUITY UNIT VALUES AFTER THE ANNUITY COMMENCEMENT DATE


  After the Annuity Commencement Date, the Policy Owner may reallocate the value of a designated number of Annuity Units of a Subaccount of the Mutual Fund Account then credited to a Policy into an equal value of Annuity Units of one or more other Subaccounts of the Mutual Fund Account, or the Fixed Account. The reallocation shall be based on the relative value of the Annuity Units of the Account(s) or Subaccount(s) at the end of the Business Day on the next payment date. The minimum amount which may be reallocated is the lesser of (1) $10 of monthly income or (2) the entire monthly income of the Annuity Units in the Account or Subaccount from which the transfer is being made. If the monthly income of the Annuity Units remaining in an Account or Subaccount after a reallocation is less than $10, AUSA reserves the right to include the value of those Annuity Units as part of the transfer. The request must be in writing to AUSA's Service Office. There is no charge assessed in connection with such reallocation. AUSA reserves the right to limit the number of times a reallocation of Policy Value may be made in any given Policy Year.

ASSIGNMENT

  During the lifetime of the Annuitant the Policy Owner may assign any rights or benefits provided by the Policy. An assignment will not be binding on AUSA until a copy has been filed at its Service Office. The rights and benefits of the Policy Owner and Beneficiary are subject to the rights of the assignee.
AUSA assumes no responsibility for the validity or effect of any assignment.
Any claim made under an assignment shall be subject to proof of interest and the extent of the assignment. An assignment may have tax consequences.

  Unless the Policy Owner so directs by filing written notice with AUSA, no Beneficiary may assign any payments under the Policy before they are due. To the extent permitted by law, no payments will be subject to the claims of any Beneficiary's creditors.

EVIDENCE OF SURVIVAL

  AUSA reserves the right to require satisfactory evidence that a person is alive if a payment is based on that person being alive. No payment will be made until AUSA receives such evidence.

AMENDMENTS

  No change in the Policy is valid unless made in writing by AUSA and approved by one of AUSA's officers. No Registered Representative has authority to change or waive any provision of the Policy.

  AUSA reserves the right to amend the Policies to meet the requirements of the Internal Revenue Code, regulations or published rulings. A Policy Owner can refuse such a change by giving Written Notice, but a refusal may result in adverse tax consequences.

                              FEDERAL TAX MATTERS
TAX STATUS OF THE POLICY

  Diversification Requirements. Section 817(h) of the Code provides that in order for a variable contract which is based on a segregated asset account to qualify as an annuity contract under the Code, the investments made by such account must be "adequately diversified" in accordance with Treasury regulations. The Treasury regulations issued under Section 817(h) (Treas. Reg.
(S) 1.817-5) apply a diversification requirement to each of the Subaccounts of the Mutual Fund Account. The Mutual Fund Account, through the Underlying Funds and their Portfolios, intend to comply with the diversification requirements of the Treasury. AUSA has entered into agreements regarding participation in the Endeavor Series Trust and WRL Series Fund, Inc. that require the Underlying Funds and their Portfolios to be operated in compliance with the Treasury regulations.


  Owner Control. In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations Ado not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account. This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets.


  The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the Owner has the choice of one or more Subaccounts in which to allocate premiums and Policy Values, and may be able to transfer among these accounts more frequently than in such rulings. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Mutual Fund Account. In addition, AUSA does not know what standards will be set forth, in any, in the regulations or rulings which the Treasury Department has stated it expects to issue. AUSA therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Mutual Fund Account.

  Distribution Requirements. The Code also requires that Nonqualified Policies contain specific provisions for distribution of Policy proceeds upon the death of the Owner. In order to be treated as an annuity contract for federal income tax purposes, the Code requires that such Policies provide that if any Owner dies on or after the Annuity Commencement Date and before the entire interest in the Policy has been distributed, the remaining portion must be distributed at least as rapidly as under the method in effect on such Owner's death. If any Owner dies before the Annuity Commencement Date, the entire interest in the Policy must generally be distributed within 5 years after such Owner's date of death or be applied to provide an immediate annuity under which payments will begin within one year of such Owner's death and will be made for the life of the Beneficiary or for a period not extending beyond the life expectancy of the "Designated Beneficiary as defined in Section 72(s) of the Code. However, if upon such Owner's death prior to the Annuity Commencement Date, such Owner's surviving spouse becomes the sole new Owner under the Policy, then the Policy may be continued with the surviving spouse as the new Owner. Under the Policy, the Beneficiary is the Designated Beneficiary of an Owner/Annuitant and the Successor Owner is the Designated Beneficiary of an Owner who is not the Annuitant. If any Owner is not a natural person, then for purposes of these distribution requirements, the primary Annuitant shall be treated as the Owner, and any death or change of such primary Annuitant shall be treated as the death of the Owner. The Nonqualified Policies contain provisions intended to comply with these requirements of the Code. No regulations interpreting these requirements of the Code have yet been issued and thus no assurance can be given that the provisions contained in the Policies satisfy all such Code requirements. The provisions contained in the Policies will be reviewed and modified if necessary to maintain their compliance with the Code requirements when clarified by regulation or otherwise.

TAXATION OF AUSA

  AUSA at present is taxed as a life insurance company under part I of Subchapter L of the Code. The Mutual Fund Account is treated as part of AUSA and, accordingly, will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. AUSA does not expect to incur any federal income tax liability with respect to investment income and net capital gains arising from the activities of the Mutual Fund Account retained as part of the reserves under the Policy. Based on this expectation, it is anticipated that no charges will be made against the Mutual Fund Account for federal income taxes. If, in future years, any federal income taxes are incurred by AUSA with respect to the Mutual Fund Account, AUSA may make a charge to the Mutual Fund Account.

                             INVESTMENT EXPERIENCE

  An "Investment Experience Factor" is used to determine the value of Accumulation Units and Annuity Units, and to determine annuity payment rates.

ACCUMULATION UNITS


  Upon allocation to the selected Subaccount, Premium Payments are converted into Accumulation Units of the Subaccount. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to each Subaccount by the value of an Accumulation Unit for that Subaccount as next determined after the Premium Payment is received at the Service Office or, in the case of the initial Premium Payment, when the Policy application is completed, whichever is later. The value of an Accumulation Unit was arbitrarily established at $1 (except the WRL Growth Subaccount which was established at $10) at the inception of each Subaccount. Thereafter, the value of an Accumulation Unit is determined as of the close of trading on each day the New York Stock Exchange is open for business.

  An index (the "Investment Experience Factor") which measures the investment performance of a Subaccount during a Valuation Period is used to determine the value of an Accumulation Unit for the next subsequent Valuation Period. The Investment Experience Factor may be greater or less than or equal to one; therefore, the value of an Accumulation Unit may increase, decrease or remain the same from one Valuation Period to the next. The Policy Owner bears this investment risk. The Net Investment Performance of a Subaccount and deduction of certain charges affects the Accumulation Unit Value.

  The Investment Experience Factor for any Subaccount for any Valuation Period is determined by dividing (a) by (b) and subtracting (c) from the result, where:

  (a)  is the net result of:

          (1) the net asset value per share of the shares held in the Subaccount determined at the end of the current Valuation Period, plus

          (2) The per share amount of any dividend or capital gain distribution made with respect to the shares held in the Subaccount if the ex-dividend date occurs during the current Valuation Period, plus or minus

          (3) a per share    credit or     charge or credit for any taxes
determined by AUSA to have resulted from the investment operations of the Subaccount and for which it has created a reserve;


  (b) is the net asset value per share of the shares held in the Subaccount determined as of the end of the immediately preceding Valuation Period.

  (c) is a factor representing the charge for mortality and expense risk fee during the Valuation Period equal on an annual basis to 1.25% of the daily net asset value of the Subaccount, plus the .15% administrative charge.

              ILLUSTRATION OF ACCUMULATION UNIT VALUE CALCULATIONS

                    FORMULA AND ILLUSTRATION FOR DETERMINING
                        THE INVESTMENT EXPERIENCE FACTOR


Investment Experience Factor =   A + B - C  - E
                                 ---------
                                    D

Where:  A =  The Net Asset Value of an Underlying Fund share as of the end of the current Valuation Period.
             Assume..............................A = $11.57

        B = The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period.
             Assume..............................B = 0

        C = The per share charge or credit for any taxes reserved for at the end of the current Valuation Period.
             Assume..............................C = 0

        D = The Net Asset Value of an Underlying Fund share at the end of the immediately preceding Valuation Period.
             Assume..............................D = $11.40


        E = The daily deduction for mortality and expense risk and administrative charges, which totals 1.40% on an annual basis.
             On a daily basis..................... = .0000380909


Then, the Investment Experience Factor =
             11.57 - 0 - 0 - .0000380909 = Z = 1.0148741898
             -------------
               11.40

FORMULA AND ILLUSTRATION FOR DETERMINING ACCUMULATION UNIT VALUE


Accumulation Unit Value = A * B

Where:  A =  The Accumulation Unit Value for the immediately preceding
             Valuation Period.
             Assume.............................. = $  X

        B =  The Net Investment Factor for the current Valuation
             Period.
             Assume.............................. =    Y


Then, the Accumulation Unit Value = $  X * Y = $ Z

ANNUITY UNIT VALUE AND ANNUITY PAYMENT RATES

  The amount of Variable Annuity Payments will vary with Annuity Unit Values. Annuity Unit Values rise if the net investment performance of the Subaccount exceeds the assumed interest rate of 5% annually. Conversely, Annuity Unit Values fall if the net investment performance of the Subaccount is less than the assumed rate. The value of a Variable Annuity Unit in each Subaccount was established at $1.00 on the date operations began for that Subaccount. The value of a Variable Annuity Unit on any subsequent Business Day is equal to (a) multiplied by (b) multiplied by (c), where:

        (a) is the variable Annuity Unit Value on the immediately preceding Business Day;

        (b) is the net investment factor of the valuation period; and

        (c) is the investment result adjustment factor for the valuation period.

  The investment result adjustment factor for the valuation period is the product of discount factors of .99986634 per day to recognize the 5% effective annual Assumed Investment Return. The valuation period is the period from the close of the immediately preceding Business Day to the close of the current Business Day.

  The net investment factor for the Policy used to calculate the value of a variable Annuity Unit in each Subaccount for the valuation period is determined by dividing (i) by (ii) and subtracting (iii) from the result, where:

        (i)   is the result of:

              (1) the net asset value of a fund share held in the Mutual Fund Account for that Subaccount determined at the end of the current valuation period; plus

              (2) the per share amount of any dividend or capital gain distributions made by the fund for shares held in the Mutual Fund Account for that Subaccount if the ex-dividend date occurs during the valuation period.

        (ii) is the net asset value of a fund share held in the Mutual Fund Account for that Subaccount determined as of the end of the immediately preceding valuation period.

        (iii) is a factor representing the mortality and expense risk fee and administrative charge. This factor is equal, on an annual basis, to 1.40% of the daily net asset value of a fund share held in the Mutual Fund Account for that Subaccount.

The dollar amount of subsequent Variable Annuity Payments will depend upon changes in applicable Annuity Unit Values.

  The annuity payment rates vary according to the Annuity Option elected and the sex and adjusted age of the Annuitant at the Annuity Commencement Date. The Policy also contains a table for determining the adjusted age of the Annuitant.

              ILLUSTRATION OF CALCULATIONS FOR ANNUITY UNIT VALUE
                         AND VARIABLE ANNUITY PAYMENTS

 FORMULA AND ILLUSTRATION FOR DETERMINING ANNUITY UNIT VALUE

Annuity Unit Value = A * B * C

Where:  A =  Annuity Unit Value for the immediately preceding
             Valuation Period.
             Assume.............................. = $ X

        B = Investment Experience Factor for the Valuation Period for which the Annuity Unit value is being calculated.
             Assume.............................. = Y

        C = A factor to neutralize the assumed interest rate of 5% built into the Annuity Tables used.
             Assume.............................. = Z

Then, the Annuity Unit Value is:
        $ X * Y * Z = $ Q


                FORMULA AND ILLUSTRATION FOR DETERMINING AMOUNT
                   OF FIRST MONTHLY VARIABLE ANNUITY PAYMENT


First Monthly Variable Annuity Payment =    A     x B
                                         --------
                                          $1,000


Where:  A =  The Policy Value as of the Annuity Commencement Date.
             Assume......................  = $  X

        B =  The Annuity purchase rate per $1,000 based upon the
             option selected, the sex and adjusted age of the
             Annuitant according to the tables contained in the
             Policy.
             Assume....................... = $  Y

Then, the first Monthly Variable Annuity
        Payment = $   X   * $ Y = $ Z
                    ------
                    $1,000

        FORMULA AND ILLUSTRATION FOR DETERMINING THE NUMBER OF ANNUITY
          UNITS REPRESENTED BY EACH MONTHLY VARIABLE ANNUITY PAYMENT


Number of Annuity Units =  A
                           B

Where:       A =  The dollar amount of the first monthly Variable
                  Annuity Payment.
                  Assume....................... = $ X

             B = The Annuity Unit Value for the Valuation Date on which the first monthly payment is due.
                  Assume....................... = $ Y

Then, the number of Annuity Units =    $ X     =  Z
                                      -------
                                       $ Y

                           STATE REGULATION OF AUSA

        AUSA is subject to the laws of New York governing insurance companies and to regulation by the New York Department of Insurance. An annual statement in a prescribed form is filed with the Department of Insurance each year covering the operation of AUSA for the preceding year and its financial condition as of the end of such year. Regulation by the Department of Insurance includes periodic examination to determine AUSA's contract liabilities and reserves so that the Department may determine the items are correct. AUSA's books and accounts are subject to review by the Department of Insurance at all times and a full examination of its operations is conducted periodically by the National Association of Insurance Commissioners. In addition, AUSA is subject to regulation under the insurance laws of other jurisdictions in which it may operate.

                              RECORDS AND REPORTS

        All records and accounts relating to the Mutual Fund Account will be maintained by AUSA. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, AUSA will mail to all Policy Owners at their last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. Policy Owners will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                         DISTRIBUTION OF THE POLICIES

        The Policies are offered to the public through brokers licensed under the federal securities laws and state insurance laws. The offering of the Policies is continuous and AUSA does not anticipate discontinuing the offering of the Policies. However, AUSA reserves the right to discontinue the offering of the Policies.


        AEGON USA Securities, Inc., an affiliate of AUSA, will be the principal underwriter of the Policies. AEGON USA Securities, Inc. has entered into agreements with broker-dealers for the distribution of the Policies. During 1996, the amount paid to AEGON USA Securities, Inc. and/or broker-dealers for their services was $1,115.508. Amount paid for these services in 1995 were $397,382.

                               CUSTODY OF ASSETS

        The assets of each of the Subaccounts of the Mutual Fund Account are held by AUSA. The assets of each of the Subaccounts of the Mutual Fund Account are segregated and held separate and apart from the assets of the other Subaccounts and from AUSA's general account assets. AUSA maintains records of all purchases and redemptions of shares of the Underlying Funds held by each of the Subaccounts. Additional protection for the assets of the Mutual Fund Account is afforded by AUSA's fidelity bond, presently in the amount of $5,000,000, covering the acts of officers and employees of AUSA.

                          HISTORICAL PERFORMANCE DATA
MONEY MARKET YIELDS


        AUSA may from time to time disclose the current annualized yield of the TCW Money Market Subaccount, which invests in the TCW Money Market Portfolio, for a 7-day period in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the TCW Money Market Portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) at the end of the 7-day period in the value of a hypothetical account; having a balance of 1 unit of the TCW Money Market Subaccount at the beginning of the 7-day period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects (i) net income from the Portfolio attributable to the hypothetical account; and (ii) charges and deductions imposed under a Policy that are attributable to the hypothetical account. The charges and deductions include the per unit charges for the hypothetical account for (i) the Administrative Charges; and (ii) the Mortality and Expense Risk Fee Mortality and Expense Risk Charge. Current Yield will be calculated according to the following formula:

             Current Yield = ((NCS - ES) / UV) * (365 / 7)

Where:

NCS  =       The net change in the value of the Portfolio (exclusive
             of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES   =       Per unit expenses of the Subaccount for the 7-day period.

UV   =       The unit value on the first day of the 7-day period.


        Because of the charges and deductions imposed under a Policy, the yield for the Money Market Subaccount will be lower than the yield for the Money Market Portfolio. The yield calculations do not reflect the effect of any premium taxes or Contingent Deferred Sales Charges that may be applicable to a particular Policy. Contingent Deferred Sales Charges range from 7% to 0% of the amount of premium withdrawn based on the Policy Year since payment of the premium.

        AUSA may also disclose the effective yield of the    TCW     Money
Market Subaccount for the same 7-day period, determined on a compounded basis. The effective yield is calculated by compounding the base period return according to the following formula:

        Effective Yield = (1 + ((NCS - ES) / UV))/365/7/ - 1

Where:

NCS  =       The net change in the value of the Portfolio (exclusive
             of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) for the 7-day period attributable to a hypothetical account having a balance of 1 Subaccount unit.

ES   =       Per unit expenses of the Subaccount for the 7-day period.

UV   =       The unit value on the first day of the 7-day period.


        The yield on amounts held in the Money Market Subaccount normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Portfolio, the types and quality of portfolio securities held by the Money Market Portfolio and its operating expenses. For the seven days ended December 31, 1996, the yield of the TCW Money Market Subaccount was 2.75 %, and the effective yield was 2.79 %.

OTHER SUBACCOUNT YIELDS


  AUSA may from time to time advertise or disclose the current annualized yield of one or more of the Subaccounts of the Mutual Fund Account (except the TCW Money Market Subaccount) for 30-day periods. The annualized yield of a Subaccount refers to income generated by the Subaccount over a specific 30-day period. Because the yield is annualized, the yield generated by a Subaccount during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The yield is computed by: (i) dividing the net investment income of the Subaccount less Subaccount expenses for the period, by (ii) the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period, (iii) compounding that yield for a 6-month period, and (iv) multiplying that result by 2. Expenses attributable to the Subaccount include (i) the Administrative Charge and (ii) the Mortality and Expense Risk Fee Mortality and Expense Risk Charge. The 30-day yield is calculated according to the following formula:

             Yield = 2 x ((((NI - ES)/(U * UV)) + 1)/6/ -1)

Where:


NI Net investment income of the Subaccount for the 30-day period attributable to the Subaccount's unit.


ES           Expenses of the Subaccount for the 30-day period.


U            The average number of units outstanding.


UV The unit value at the close (highest) of the last day in the 30-day period.

  Because of the charges and deductions imposed by the Mutual Fund Account, the yield for a Subaccount of the Mutual Fund Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes that may be applicable to a particular Policy. Contingent Deferred Sales Charges range from 7% to 0% of the amount of premium withdrawn based on the Policy Year since payment of the premium.

  The yield on amounts held in the Subaccounts of the Mutual Fund Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Subaccount's actual yield is affected by the types and quality of its investments and its operating expenses.

TOTAL RETURNS

        AUSA may from time to time also advertise or disclose total returns for one or more of the Subaccounts of the Mutual Fund Account for various periods of time. One of the periods of time will include the period measured from the date the Subaccount commenced operations. When a Subaccount has been in operation for 1, 5 and 10 years, respectively, the total return for these periods will be provided. Total returns for other periods of time may from time to time also be disclosed. Total returns represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods. The ending date for each period for which total return quotations are provided will be for the most recent month end practicable, considering the type and media of the communication and will be stated in the communication.


        Total returns will be calculated using Subaccount Unit Values which AUSA calculates on each Business Day based on the performance of the Subaccount's underlying Portfolio, and the deductions for the Mortality and Expense Risk
Fee Mortality and Expense Risk Charge and the Administrative Charges. Total return calculations will reflect the effect of Contingent Deferred Sales Charges that may be applicable to a particular period. The total return will then be calculated according to the following formula:

                                 P(1+T)/N/ = ERV

Where:
T     =      The average annual total return net of Subaccount
             recurring charges.

ERV   =      The ending redeemable value of the hypothetical account
             at the end of the period.

P     =      A hypothetical initial payment of $1,000.

N     =      The number of years in the period.

OTHER PERFORMANCE DATA

        AUSA may from time to time also disclose average annual total returns in a non-standard format in conjunction with the standard format described above. The non-standard format will be identical to the standard format except that the Contingent Deferred Sales Charge percentage will be assumed to be 0%.

        AUSA may from time to time also disclose cumulative total returns in conjunction with the standard format described above. The cumulative returns will be calculated using the following formula assuming that the Contingent Deferred Sales Charge percentage will be 0%.

                               CTR = (ERV / P) - 1
Where:

CTR   =      The cumulative total return net of Subaccount recurring
             charges for the period.

ERV   =      The ending redeemable value of the hypothetical
             investment at the end of the period.

P     =      A hypothetical initial payment of $1,000.

  All non-standard performance data will only be advertised if the standard performance data for the same period, as well as for the required period, is also disclosed.

                                 LEGAL MATTERS


  Legal advice relating to certain matters under the federal securities laws applicable to the issue and sale of the Policies has been provided to AUSA by Sutherland, Asbill & Brennan, L.L.P., of Washington D.C.

                             INDEPENDENT AUDITORS


  The Financial Statements of AUSA, at December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, and the Financial Statements of the AUSA Endeavor Variable Annuity Account at December 31, 1996, and for each of the two years in the period then ended, included in this Statement of

Additional Information have been audited by Ernst & Young LLP, Independent Auditors, 801 Grand Avenue, Suite 3400, Des Moines, Iowa, 50309-2764.

                               OTHER INFORMATION

        A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933 as amended, with respect to the Policies discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                             FINANCIAL STATEMENTS

  The values of the interest of Policy Owners in the Mutual Fund Account will be affected solely by the investment results of the selected Subaccount(s). Financial statements for the AUSA Endeavor Variable Annuity Account are contained herein. The Financial Statements of AUSA, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of AUSA to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Mutual Fund Account.

--------------------------------------------------------------------------------
THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND CONTRACT OWNERS OF
THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT,
AUSA LIFE INSURANCE COMPANY, INC.:

We have audited the accompanying balance sheet of The AUSA Endeavor Variable Annuity Account (comprising, respectively, the TCW Money Market, TCW Managed Asset Allocation, T. Rowe Price International Stock, Value Equity, Dreyfus Small Cap Value, Dreyfus U.S. Government Securities, T. Rowe Price Equity Income, T. Rowe Price Growth Stock, Opportunity Value and Growth subaccounts) as of December 31, 1996, and the related statements of operations and changes in contract owners' equity for the periods indicated therein. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 1996 by correspondence with the mutual funds' transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting The AUSA Endeavor Variable Annuity Account at December 31, 1996, and the results of their operations and changes in their contract owners' equity for the periods indicated therein in conformity with generally accepted accounting principles.

                                 Ernst & Young LLP

Des Moines, Iowa
January 31, 1997

--------------------------------------------------------------------------------
THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

BALANCE SHEET
December 31, 1996

                                                                        TCW
                                                              TCW     MANAGED
                                                             MONEY     ASSET
                                                             MARKET  ALLOCATION
                                                   TOTAL    SUBACCT.  SUBACCT.
                                                ----------- -------- ----------
ASSETS
Cash..........................................  $        45     --         --
Investments in mutual funds, at current market
 value (Note 2):
 Endeavor Series Trust--TCW Money Market
  Portfolio...................................      767,863 767,863        --
 Endeavor Series Trust--TCW Managed Asset
  Allocation Portfolio........................    2,059,658     --   2,059,658
 Endeavor Series Trust--T. Rowe Price
  International Stock Portfolio...............    2,774,308     --         --
 Endeavor Series Trust--Value Equity
  Portfolio...................................    2,653,713     --         --
 Endeavor Series Trust--Dreyfus Small Cap
  Value Portfolio.............................    1,854,244     --         --
 Endeavor Series Trust--Dreyfus U.S.
  Government Securities Portfolio.............      665,734     --         --
 Endeavor Series Trust--T. Rowe Price Equity
  Income Portfolio............................    2,111,546     --         --
 Endeavor Series Trust--T. Rowe Price Growth
  Stock Portfolio.............................    1,554,683     --         --
 Endeavor Series Trust--Opportunity Value
  Portfolio...................................      179,692     --         --
 WRL Series Fund, Inc.--Growth Portfolio......    5,205,872     --         --
                                                ----------- -------  ---------
 Total investments in mutual funds............   19,827,313 767,863  2,059,658
                                                ----------- -------  ---------
 Total Assets.................................  $19,827,358 767,863  2,059,658
                                                =========== =======  =========
LIABILITIES AND CONTRACT OWNERS' EQUITY
Liabilities:
 Contract terminations payable................  $     1,141     106        187
                                                ----------- -------  ---------
 Total Liabilities............................        1,141     106        187
Contract Owners' Equity:
 Deferred annuity contracts terminable by
  owners (Notes 3 and 6)......................   19,826,217 767,757  2,059,471
                                                ----------- -------  ---------
                                                $19,827,358 767,863  2,059,658
                                                =========== =======  =========

                See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------

  T. ROWE                                     T. ROWE   T. ROWE
   PRICE               DREYFUS  DREYFUS U.S.   PRICE     PRICE
  INT'L.      VALUE   SMALL CAP    GOV'T.     EQUITY    GROWTH   OPPORTUNITY
   STOCK     EQUITY     VALUE    SECURITIES   INCOME     STOCK      VALUE     GROWTH
 SUBACCT.   SUBACCT.  SUBACCT.    SUBACCT.   SUBACCT.  SUBACCT.   SUBACCT.   SUBACCT.
 --------   --------- --------- ------------ --------- --------- ----------- ---------
       --         --         44       --           --        --          1         --
       --         --        --        --           --        --        --          --
       --         --        --        --           --        --        --          --
 2,774,308        --        --        --           --        --        --          --
       --   2,653,713       --        --           --        --        --          --
       --         --  1,854,244       --           --        --        --          --
       --         --        --    665,734          --        --        --          --
       --         --        --        --     2,111,546       --        --          --
       --         --        --        --           --  1,554,683       --          --
       --         --        --        --           --        --    179,692         --
       --         --        --        --           --        --        --    5,205,872
 ---------  --------- ---------   -------    --------- ---------   -------   ---------
 2,774,308  2,653,713 1,854,244   665,734    2,111,546 1,554,683   179,692   5,205,872
 ---------  --------- ---------   -------    --------- ---------   -------   ---------
 2,774,308  2,653,713 1,854,288   665,734    2,111,546 1,554,683   179,693   5,205,872
 =========  ========= =========   =======    ========= =========   =======   =========
       146        251       --          9           52        28       --          362
 ---------  --------- ---------   -------    --------- ---------   -------   ---------
       146        251       --          9           52        28       --          362
 2,774,162  2,653,462 1,854,288   665,725    2,111,494 1,554,655   179,693   5,205,510
 ---------  --------- ---------   -------    --------- ---------   -------   ---------
 2,774,308  2,653,713 1,854,288   665,734    2,111,546 1,554,683   179,693   5,205,872
 =========  ========= =========   =======    ========= =========   =======   =========

--------------------------------------------------------------------------------
THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

STATEMENT OF OPERATIONS
Year Ended December 31, 1996, Except as Noted

                                                                          TCW
                                                                         MONEY
                                                                         MARKET
                                                               TOTAL    SUBACCT.
                                                             ---------- --------
NET INVESTMENT INCOME (LOSS)
Income:
 Dividends.................................................  $  499,367  27,558
Expenses (Note 5):
 Administrative fee........................................       5,211     181
 Mortality and expense risk charge.........................     168,854   8,063
                                                             ---------- -------
   Net investment income (loss)............................     325,302  19,314
                                                             ---------- -------
NET REALIZED AND UNREALIZED CAPITAL GAIN (LOSS) FROM
 INVESTMENTS
Net realized capital gain (loss) from sales of investments:
 Proceeds from sales.......................................   1,050,069 414,686
 Cost of investments sold..................................     960,815 414,686
                                                             ---------- -------
Net realized capital gain (loss) from sales of
 investments...............................................      89,254     --
                                                             ---------- -------
Net change in unrealized appreciation/depreciation of
 investments:
 Beginning of the period...................................     354,489     --
 End of the period.........................................   1,762,593     --
                                                             ---------- -------
   Net change in unrealized appreciation/depreciation of
    investments............................................   1,408,104     --
                                                             ---------- -------
   Net realized and unrealized capital gain (loss) from
    investments............................................   1,497,358     --
                                                             ---------- -------
INCREASE (DECREASE) FROM OPERATIONS........................  $1,822,660  19,314
                                                             ========== =======

/1/Period from December 13, 1996 (commencement of operations) to December 31,
1996


                See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------


   TCW      T. ROWE                       DREYFUS   T. ROWE   T. ROWE
 MANAGED     PRICE              DREYFUS     U.S.     PRICE     PRICE
  ASSET      INT'L.    VALUE   SMALL CAP   GOV'T.    EQUITY    GROWTH  OPPORTUNITY
ALLOCATION   STOCK     EQUITY    VALUE   SECURITIES  INCOME    STOCK      VALUE     GROWTH
 SUBACCT.   SUBACCT.  SUBACCT. SUBACCT.   SUBACCT.  SUBACCT.  SUBACCT. SUBACCT./1/ SUBACCT.
----------  --------  -------- --------- ---------- --------  -------- ----------- --------
  24,797      9,703    38,881    46,612    15,913    10,384    14,414      --      311,105
     791        563       616       468       167       651       309      --        1,465
  19,583     22,343    23,500    16,062     6,488    16,576    12,146        8      44,085
 -------    -------   -------   -------    ------   -------   -------     ----     -------
   4,423    (13,203)   14,765    30,082     9,258    (6,843)    1,959       (8)    265,555
 -------    -------   -------   -------    ------   -------   -------     ----     -------
  92,138     65,520    64,146   154,397    88,868    62,231    32,296      --       75,787
  75,827     60,515    43,398   135,314    91,441    50,909    27,721      --       61,004
 -------    -------   -------   -------    ------   -------   -------     ----     -------
  16,311      5,005    20,748    19,083    (2,573)   11,322     4,575      --       14,783
 -------    -------   -------   -------    ------   -------   -------     ----     -------
 109,510     22,294    60,104    45,750     5,718    21,338    15,903      --       73,872
 299,221    236,578   348,773   278,785     7,435   227,251   174,087     (106)    190,569
 -------    -------   -------   -------    ------   -------   -------     ----     -------
 189,711    214,284   288,669   233,035     1,717   205,913   158,184     (106)    116,697
 -------    -------   -------   -------    ------   -------   -------     ----     -------
 206,022    219,289   309,417   252,118      (856)  217,235   162,759     (106)    131,480
 -------    -------   -------   -------    ------   -------   -------     ----     -------
 210,445    206,086   324,182   282,200     8,402   210,392   164,718     (114)    397,035
 =======    =======   =======   =======    ======   =======   =======     ====     =======

--------------------------------------------------------------------------------
THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN CONTRACT OWNERS' EQUITY
Years Ended December 31, 1996 and 1995, Except as Noted

                                                                               TCW
                                                           TCW               MANAGED          T. ROWE PRICE
                                                          MONEY               ASSET           INTERNATIONAL
                                                         MARKET            ALLOCATION             STOCK
                                    TOTAL              SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                            ----------------------  ------------------  ------------------  ------------------
                               1996        1995       1996      1995      1996      1995      1996      1995
                            -----------  ---------  --------  --------  ---------  -------  ---------  -------
OPERATIONS
 Net investment income
  (loss)..................  $   325,302    127,095    19,314     3,105      4,423       70    (13,203)   2,658
 Net realized capital gain
  (loss)..................       89,254     31,866       --        --      16,311    3,066      5,005   (5,399)
 Net change in unrealized
  appreciation/depreciation
  of investments..........    1,408,104    426,743       --        --     189,711  126,529    214,284   45,378
                            -----------  ---------  --------  --------  ---------  -------  ---------  -------
 Increase (decrease) from
  operations..............    1,822,660    585,704    19,314     3,105    210,445  129,665    206,086   42,637
                            -----------  ---------  --------  --------  ---------  -------  ---------  -------
CONTRACT TRANSACTIONS
 Net contract purchase
  payments................    8,945,238  3,101,963   849,831   364,210    451,716  171,807    996,418  414,317
 Transfer payments from
  (to) other subaccounts
  or general account......    3,698,118    359,061  (403,786) (120,602)   506,790  123,270    843,943  (11,421)
 Contract terminations,
  withdrawals, and other
  deductions..............     (390,272)  (116,242)      --        --     (68,621) (36,468)   (69,872) (27,021)
                            -----------  ---------  --------  --------  ---------  -------  ---------  -------
 Increase from contract
  transactions............   12,253,084  3,344,782   446,045   243,608    889,885  258,609  1,770,489  375,875
                            -----------  ---------  --------  --------  ---------  -------  ---------  -------
 Net increase in contract
  owners' equity..........   14,075,744  3,930,486   465,359   246,713  1,100,330  388,274  1,976,575  418,512
                            -----------  ---------  --------  --------  ---------  -------  ---------  -------
CONTRACT OWNERS' EQUITY
 Beginning of period......    5,750,473  1,819,987   302,398    55,685    959,141  570,867    797,587  379,075
                            -----------  ---------  --------  --------  ---------  -------  ---------  -------
 End of period............  $19,826,217  5,750,473   767,757   302,398  2,059,471  959,141  2,774,162  797,587
                            ===========  =========  ========  ========  =========  =======  =========  =======

/1/Period from June 16, 1995 (commencement of operations) to December 31, 1995 /2/Period from June 28, 1995 (commencement of operations) to December 31, 1995 /3/Period from April 28, 1995 (commencement of operations) to December 31, 1995 /4/Period from December 13, 1996 (commencement of operations) to December 31, 1996

                See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------


                         DREYFUS         DREYFUS U.S.       T. ROWE PRICE       T. ROWE PRICE
      VALUE             SMALL CAP         GOVERNMENT           EQUITY              GROWTH         OPPORTUNITY
     EQUITY               VALUE           SECURITIES           INCOME               STOCK            VALUE
   SUBACCOUNT          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT          SUBACCOUNT       SUBACCOUNT
------------------  ------------------  ----------------  ------------------  ------------------  -----------
  1996      1995      1996      1995     1996    1995/1/    1996     1995/2/    1996     1995/3/    1996/4/
---------  -------  ---------  -------  -------  -------  ---------  -------  ---------  -------  -----------
   14,765   (2,984)    30,082    2,286    9,258     (658)    (6,843)    (702)     1,959     (930)        (8)
   20,748   12,440     19,083    3,137   (2,573)     802     11,322    2,964      4,575      810        --
  288,669   58,248    233,035   45,887    1,717    5,718    205,913   21,338    158,184   15,903       (106)
---------  -------  ---------  -------  -------  -------  ---------  -------  ---------  -------    -------
  324,182   67,704    282,200   51,310    8,402    5,862    210,392   23,600    164,718   15,783       (114)
---------  -------  ---------  -------  -------  -------  ---------  -------  ---------  -------    -------
1,032,776  452,866    581,260  337,487  336,517  223,574  1,120,024  269,068    890,676  203,721    179,807
  598,804  138,439    367,127   (3,930) 111,586      834    458,878   86,340    250,896   38,125        --
  (61,807)  (2,005)   (22,302) (23,639) (21,050)     --     (55,759)  (1,049)    (8,247)  (1,017)       --
---------  -------  ---------  -------  -------  -------  ---------  -------  ---------  -------    -------
1,569,773  589,300    926,085  309,918  427,053  224,408  1,523,143  354,359  1,133,325  240,829    179,807
---------  -------  ---------  -------  -------  -------  ---------  -------  ---------  -------    -------
1,893,955  657,004  1,208,285  361,228  435,455  230,270  1,733,535  377,959  1,298,043  256,612    179,693
---------  -------  ---------  -------  -------  -------  ---------  -------  ---------  -------    -------
  759,507  102,503    646,003  284,775  230,270      --     377,959      --     256,612      --         --
---------  -------  ---------  -------  -------  -------  ---------  -------  ---------  -------    -------
2,653,462  759,507  1,854,288  646,003  665,725  230,270  2,111,494  377,959  1,554,655  256,612    179,693
=========  =======  =========  =======  =======  =======  =========  =======  =========  =======    =======
                           GROWTH
                         SUBACCOUNT
                   --------------------
                     1995        1996
                   ---------  ---------
                     124,250    265,555
                      14,046     14,783
                     107,742    116,697
                   ---------  ---------
                     246,038    397,035
                   ---------  ---------
                     664,913  2,506,213
                     108,006    963,880
                     (25,043)   (82,614)
                   ---------  ---------
                     747,876  3,387,479
                   ---------  ---------
                     993,914  3,784,514
                   ---------  ---------
                     427,082  1,420,996
                   ---------  ---------
                   1,420,996  5,205,510
                   =========  =========

--------------------------------------------------------------------------------
THE AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

NOTES TO FINANCIAL STATEMENTS
December 31, 1996

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Organization -- Effective January 1, 1995, AUSA Life Insurance Company, Inc. assumed the Endeavor Variable Annuity contracts issued by International Life Investors Insurance Company, another indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AUSA"). In conjunction with this assumption, The AUSA Endeavor Variable Annuity Account ("Mutual Fund Account") commenced operations on January 1, 1995. On that same day, all the assets and liabilities of The ILI Endeavor Variable Annuity Account were merged into the Mutual Fund Account. The Mutual Fund Account is a segregated investment account of AUSA Life Insurance Company, Inc. ("AUSA Life"), an indirect, wholly-owned subsidiary of AUSA, a holding company. AUSA is an indirect, wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands.

The Opportunity Value Subaccount commenced operations on December 13, 1996. The
T. Rowe Price Equity Income, the U.S. Government Securities and the T. Rowe Price Growth Stock subaccounts, as part of the Mutual Fund Account, commenced operations on June 28, 1995, June 16, 1995, and April 28, 1995. Effective May 1, 1996, the names of the Money Market, Managed Asset Allocation, Quest for Value Equity, Quest for Value Small Cap and U.S. Government Securities Portfolios and Subaccounts were changed to TCW Money Market, TCW Managed Asset Allocation, Value Equity, Value Small Cap and Dreyfus U.S. Government Securities Portfolios and Subaccounts, respectively. Effective October 29, 1996, the names of the Value Small Cap Portfolio and Subaccount were changed to Dreyfus Small Cap Value Portfolio and Subaccount, respectively. Effective March 24, 1995, the names of the Global Growth Portfolio and Subaccount were changed to T. Rowe Price International Stock Portfolio and Subaccount, respectively. The investment objective of the portfolio was changed from an investment on a global basis to an investment on an international basis (i.e. non-U.S. companies). The investment advisor of the Endeavor Series Trust is Endeavor Investment Advisors, a general partnership between Endeavor Management Co. and AUSA Financial Markets, Inc., an affiliate of AUSA Life. The investment advisor for the WRL Series Fund, Inc. is Western Reserve Life Assurance Co. of Ohio, an affiliate of AUSA Life.

The Mutual Fund Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.

Investments -- Net purchase payments received by the Mutual Fund Account are invested in the portfolios of the Endeavor Series Trust, and the Growth Portfolio of the WRL Series Fund, Inc. (collectively the "Series Funds"), as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 1996.

Realized capital gains and losses from sale of shares in the Series Funds are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Series Funds are credited or charged to contract owners' equity.

Dividend Income -- Dividends received from the Series Funds investments are reinvested to purchase additional mutual fund shares.

--------------------------------------------------------------------------------

2. INVESTMENTS
A summary of the mutual fund investment at December 31, 1996 follows:

                             NUMBER OF  NET ASSET VALUE   MARKET
                            SHARES HELD    PER SHARE       VALUE       COST
                            ----------- --------------- ----------- -----------
Endeavor Series Trust
 TCW Money Market Portfo-
  lio...................... 767,863.040   $     1.00    $   767,863 $   767,863
 TCW Managed Asset Alloca-
  tion Portfolio........... 109,323.685        18.84      2,059,658   1,760,437
 T. Rowe Price Interna-
  tional Stock Portfolio... 198,875.152        13.95      2,774,308   2,537,730
 Value Equity Portfolio.... 154,195.969        17.21      2,653,713   2,304,940
 Dreyfus Small Cap Value
  Portfolio................ 126,139.028        14.70      1,854,244   1,575,459
 Dreyfus U.S. Government
  Securities Portfolio.....  59,281.758        11.23        665,734     658,299
 T. Rowe Price Equity In-
  come Portfolio........... 136,316.691        15.49      2,111,546   1,884,295
 T. Rowe Price Growth Stock
  Portfolio................  95,437.886        16.29      1,554,683   1,380,596
 Opportunity Value Portfo-
  lio......................  17,862.080        10.06        179,692     179,798
WRL Series Fund, Inc.
 Growth Portfolio.......... 148,733.752    35.001280      5,205,872   5,015,303
                                                        ----------- -----------
                                                        $19,827,313 $18,064,720
                                                        =========== ===========

3. CONTRACT OWNERS' EQUITY
A summary of deferred annuity contracts terminable by owners at December 31, 1996 follows:

                                      ACCUMULATION  ACCUMULATION     TOTAL
SUBACCOUNT                             UNITS OWNED   UNIT VALUE  CONTRACT VALUE
----------                            ------------- ------------ --------------
TCW Money Market.....................   665,174.123  $ 1.154219   $   767,757
TCW Managed Asset Allocation......... 1,123,469.170    1.833135     2,059,471
T. Rowe Price International Stock.... 2,084,832.841    1.330640     2,774,162
Value Equity......................... 1,565,599.143    1.694854     2,653,462
Dreyfus Small Cap Value.............. 1,239,443.264    1.496065     1,854,288
Dreyfus U.S. Government Securities...   589,779.900    1.128769       665,725
T. Rowe Price Equity Income.......... 1,387,607.312    1.521680     2,111,494
T. Rowe Price Growth Stock...........   964,658.085    1.611613     1,554,655
Opportunity Value....................   178,913.412    1.004355       179,693
Growth...............................   306,855.075   16.964068     5,205,510
                                                                  -----------
                                                                  $19,826,217
                                                                  ===========

A summary of changes in contract owners' account units follows:

                                TCW      T. ROWE                         DREYFUS    T. ROWE  T. ROWE
                     TCW      MANAGED     PRICE               DREYFUS      U.S.      PRICE    PRICE
                    MONEY      ASSET     INT'L.      VALUE   SMALL CAP    GOV'T.    EQUITY    GROWTH  OPPORTUNITY
                    MARKET   ALLOCATION   STOCK     EQUITY     VALUE    SECURITIES  INCOME    STOCK      VALUE     GROWTH
                   SUBACCT.   SUBACCT.  SUBACCT.   SUBACCT.  SUBACCT.    SUBACCT.  SUBACCT.  SUBACCT.  SUBACCT.   SUBACCT.
                   --------  ---------- ---------  --------- ---------  ---------- --------- -------- ----------- --------
Units outstanding
 at 1/1/95.......    51,924    438,566    352,970     98,032   265,416       --          --      --         --     42,491
Units purchased..   329,022    110,905    362,256    344,140   292,146   204,064     223,477 160,519        --     48,457
Units redeemed
 and
 transferred.....  (109,911)    58,398    (34,132)   105,062   (22,279)      750      70,143  29,095        --      6,488
                   --------  ---------  ---------  --------- ---------   -------   --------- -------    -------   -------
Units outstanding
 at 12/31/95.....   271,035    607,869    681,094    547,234   535,283   204,814     293,620 189,614        --     97,436
Units purchased..   750,980    264,897    798,316    680,695   445,979   305,474     810,397 615,741    178,913   156,541
Units redeemed
 and
 transferred.....  (356,841)   250,703    605,423    337,670   258,181    79,492     283,590 159,303        --     52,878
                   --------  ---------  ---------  --------- ---------   -------   --------- -------    -------   -------
Units outstanding
 at 12/31/96.....   665,174  1,123,469  2,084,833  1,565,599 1,239,443   589,780   1,387,607 964,658    178,913   306,855
                   ========  =========  =========  ========= =========   =======   ========= =======    =======   =======

--------------------------------------------------------------------------------

4. TAXES
Operations of the Mutual Fund Account form a part of AUSA Life, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code). The operations of the Mutual Fund Account are accounted for separately from other operations of AUSA Life for purposes of federal income taxation. The Mutual Fund Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from AUSA Life. Under existing federal income tax laws, the income of the Mutual Fund Account, to the extent applied to increase reserves under the variable annuity contracts, is not taxable to AUSA Life.

5. ADMINISTRATIVE, MORTALITY AND EXPENSE RISK CHARGE
Administrative charges include an annual charge of the lesser of 2% of the policy value or $35 per contract which will commence on the first policy anniversary of each contract owner's account. For policies issued on or after May 1, 1995, the fee is waived if the sum of the premium payments made less the sum of all partial withdrawals is at least $50,000 on the policy anniversary. Charges for administrative fees to the variable annuity contracts are an expense of the Mutual Fund Account.

AUSA Life deducts a daily charge equal to an annual rate of 1.25% of the value of the contract owners' account as a charge for assuming certain mortality and expense risks. AUSA Life also deducts a daily charge equal to an annual rate of
 .15% of the contract owners' account for administrative expenses.

6. NET ASSETS
At December 31, 1996 contract owners' equity was comprised of:

                                                    TCW      T. ROWE             DREYFUS   DREYFUS    T. ROWE   T. ROWE
                                          TCW     MANAGED     PRICE               SMALL      U.S.      PRICE     PRICE
                                         MONEY     ASSET     INT'L.     VALUE      CAP      GOV'T.    EQUITY    GROWTH
                                         MARKET  ALLOCATION   STOCK    EQUITY     VALUE   SECURITIES  INCOME     STOCK
                               TOTAL    SUBACCT.  SUBACCT.  SUBACCT.  SUBACCT.  SUBACCT.   SUBACCT.  SUBACCT.  SUBACCT.
                            ----------- -------- ---------- --------- --------- --------- ---------- --------- ---------
Unit transac-
 tions, accumu-
 lated net in-
 vestment income
 and realized
 capital gains..            $18,063,624 767,757  1,760,250  2,537,584 2,304,689 1,575,503  658,290   1,884,243 1,380,568
Adjustment for
 appreciation/depreciation
 to market
 value..........              1,762,593     --     299,221    236,578   348,773   278,785    7,435     227,251   174,087
                            ----------- -------  ---------  --------- --------- ---------  -------   --------- ---------
Total Contract
 Owners'
 Equity.........            $19,826,217 767,757  2,059,471  2,774,162 2,653,462 1,854,288  665,725   2,111,494 1,554,655
                            =========== =======  =========  ========= ========= =========  =======   ========= =========
                            OPPORTUNITY
                               VALUE     GROWTH
                             SUBACCT.   SUBACCT.
                            ----------- ---------
Unit transac-
 tions, accumu-
 lated net in-
 vestment income
 and realized
 capital gains..              179,799   5,014,941
Adjustment for
 appreciation/depreciation
 to market
 value..........                 (106)    190,569
                            ----------- ---------
Total Contract
 Owners'
 Equity.........              179,693   5,205,510
                            =========== =========

7. PURCHASES AND SALES OF INVESTMENT SECURITIES
The aggregate cost of purchases and proceeds from sales of investments were as follows:

                                               YEAR ENDED DECEMBER 31 OR
                                             COMMENCEMENT OF OPERATIONS TO
                                                      DECEMBER 31
                                        ---------------------------------------
                                                1996                1995
                                        --------------------- -----------------
                                         PURCHASES    SALES   PURCHASES  SALES
                                        ----------- --------- --------- -------
Endeavor Series Trust
 TCW Money Market Portfolio............ $   880,105   414,686   396,123 149,327
 TCW Managed Asset Allocation
  Portfolio............................     986,607    92,138   380,622 123,035
 T. Rowe Price International Stock
  Portfolio............................   1,822,939    65,520   482,406 104,421
 Value Equity Portfolio................   1,648,916    64,146   639,975  53,908
 Dreyfus Small Cap Value Portfolio.....   1,110,497   154,397   436,139 124,482
 Dreyfus U.S. Government Securities
  Portfolio............................     525,184    88,868   274,251  50,497
 T. Rowe Price Equity Income
  Portfolio............................   1,578,572    62,231   406,641  52,973
 T. Rowe Price Growth Stock Portfolio..   1,167,599    32,296   245,760   5,852
 Opportunity Value Portfolio...........     179,798       --        --      --
WRL Series Fund, Inc.
 Growth Portfolio......................   3,729,079    75,787   970,989 100,431
                                        ----------- --------- --------- -------
                                        $13,629,296 1,050,069 4,232,906 764,926
                                        =========== ========= ========= =======

                       [LETTERHEAD OF ERNST & YOUNG LLP]

                        Report of Independent Auditors



The Board of Directors
AUSA Life Insurance Company, Inc.


We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc. as of December 31, 1996 and 1995, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1996. Our audits also included the accompanying statutory-basis financial statement schedules pursuant to Article 7 of Regulation S-X. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1996 and 1995, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1996.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1996 and 1995, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1996 in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

                                                 /s/ Ernst & Young LLP

Des Moines, Iowa
February 21, 1997

                       AUSA Life Insurance Company, Inc.

                       Balance Sheets - Statutory Basis
                 (Dollars in thousands, except per share data)



                                                                            DECEMBER 31
                                                                        1996            1995
                                                                    ------------------------------
                                                                                      (RESTATED)
ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments                                     $   25,391        $  111,533
 Bonds                                                                3,495,667         3,198,777
 Stocks:
 Preferred                                                                  125               426
 Common, at market (cost: $13 in 1996 and $4,212 in 1995)                    18             4,407
 Mortgage loans on real estate                                          618,633           768,424
 Real estate acquired in satisfaction of debt, at cost less
  accumulated depreciation ($1,087 in 1996 and $404 in 1995)             58,100            29,333
 Policy loans                                                               755               759
 Other invested assets                                                    3,393               722
                                                                    ------------------------------
Total cash and invested assets                                        4,202,082         4,114,381

Premiums deferred and uncollected                                         3,257             3,365
Accrued investment income                                                62,258            63,062
Federal income taxes recoverable                                            416             1,195
Receivable from affiliates                                                    -             1,932
Other assets                                                              5,177             8,432
Separate account assets                                               4,755,131         4,249,345



                                                                    ------------------------------
Total admitted assets                                                $9,028,321        $8,441,712
                                                                    ==============================


See accompanying notes.

                                                                           DECEMBER 31
                                                                       1996            1995
                                                                 --------------------------------
                                                                                      (RESTATED)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life                                                             $   19,716        $   18,159
  Annuity                                                             768,212           709,122
  Accident and health                                                  10,180            10,851
 Policy and contract claim reserves:
  Life                                                                  3,826             3,716
  Accident and health                                                  11,160            13,515
 Other policyholders' funds                                         3,088,016         2,993,918
 Remittances and items not allocated                                   16,252            28,560
 Asset valuation reserve                                               44,849            38,958
 Interest maintenance reserve                                           5,494             2,913
 Payable to affiliates                                                  8,074             4,028
 Short-term note payable to affiliate                                     600            19,800
 Deferred income                                                       18,023            19,182
 Payable under assumption reinsurance agreement                        67,217            73,546
 Other liabilities                                                     10,748            23,662
 Separate account liabilities                                       4,721,974         4,230,472
                                                                 --------------------------------
 Total liabilities                                                  8,794,341         8,190,402

Commitments and contingencies

Capital and surplus:
 Common stock, $125 par value, 20 shares authorized,
  issued and outstanding                                                2,500             2,500
 Paid-in surplus                                                      306,694           306,694
 Unassigned surplus (deficit)                                         (75,214)          (57,884)
                                                                 --------------------------------
Total capital and surplus                                             233,980           251,310
                                                                 --------------------------------
Total liabilities and capital and surplus                          $9,028,321        $8,441,712
                                                                 ================================

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

                   Statements of Operations - Statutory Basis
                             (Dollars in thousands)

                                                                                YEAR ENDED DECEMBER 31
                                                                            1996         1995         1994
                                                                       ----------------------------------------
                                                                                      (RESTATED)   (RESTATED)
Revenues:
Premiums and other considerations, net of reinsurance:
 Life                                                                     $    9,344   $    9,066   $    9,048
 Annuity                                                                   1,060,655    1,144,423      656,806
 Accident and health                                                          47,695       53,346       45,411
 Net investment income                                                       323,828      318,004      292,007
 Amortization of interest maintenance reserve                                  1,903        1,931          208
Commissions and expense allowances on reinsurance ceded                       11,280        8,826       11,961
                                                                       ----------------------------------------
                                                                           1,454,705    1,535,596    1,015,441
Benefits and expenses:
 Benefits paid or provided for:
  Life and accident and health benefits                                       39,921       40,719       37,852
  Surrender benefits                                                         852,745      815,882      488,243
  Other benefits                                                               9,778        7,804        5,068
  Increase (decrease) in aggregate reserves for policies
   and contracts:
   Life                                                                        1,557        1,570          433
   Annuity                                                                    59,090      127,403      212,984
   Accident and health                                                          (671)         775          606
   Other                                                                         609          609          270
 Increase in liability for premium and  other deposit
  type funds                                                                  93,893      229,485       34,294
                                                                       ----------------------------------------
                                                                           1,056,922    1,224,247      779,750
Insurance expenses:
  Commissions                                                                 87,861       95,900      110,731
  General insurance expenses                                                  79,310       69,933       68,136
  Taxes, licenses and fees                                                     2,643        1,638        1,399
  Transfers to separate accounts                                             227,802      139,912       64,922
  Other expenses                                                                 479          (37)          (6)
                                                                       ----------------------------------------
                                                                             398,095      307,346      245,122
                                                                       ----------------------------------------
                                                                           1,455,017    1,531,593    1,024,872
                                                                       ----------------------------------------
Gain (loss) from operations before federal income taxes
 and net realized capital losses on investments                                 (312)       4,003       (9,431)
Federal income tax expense                                                     1,305        5,588        1,293
                                                                       ----------------------------------------
Loss from operations before net realized capital losses on
 investments                                                                  (1,617)      (1,585)     (10,724)

Net realized capital losses on investments (net of related federal
 income taxes and amounts transferred to interest maintenance reserve)       (12,097)      (3,464)        (957)
                                                                       ----------------------------------------
Net loss                                                                  $  (13,714)  $   (5,049)  $  (11,681)
                                                                       ========================================

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

        Statements of Changes in Capital and Surplus - Statutory Basis
                            (Dollars in thousands)


                                                                                     UNASSIGNED                  TOTAL
                                               COMMON             PAID-IN             SURPLUS                 CAPITAL AND
                                                STOCK             SURPLUS            (DEFICIT)                  SURPLUS
                                           -------------------------------------------------------------------------------
Balance at January 1, 1994 (restated)          $2,500            $246,894             $(16,772)                  $232,622
  Capital contribution                              -              18,800                    -                     18,800
  Net loss for 1994                                 -                   -              (11,681)                   (11,681)
  Net unrealized capital losses                     -                   -                 (123)                      (123)
  Increase in non-admitted assets                   -                   -                 (920)                      (920)
  Increase in asset valuation reserve               -                   -              (14,168)                   (14,168)
  Seed money contributed to separate
   account, net of redemptions                      -                   -              (15,000)                   (15,000)

  Decrease in liability for reinsurance
   in unauthorized companies                        -                   -                    2                          2

  Increase in surplus in separate account           -                   -               15,698                     15,698
  Change in reserve valuation methodology           -                   -                  (80)                       (80)
                                           -------------------------------------------------------------------------------
Balance at December 31, 1994 (restated)        2,500              265,694              (43,044)                   225,150
  Capital contribution                             -               41,000                    -                     41,000
  Net loss for 1995                                -                    -               (5,049)                    (5,049)
  Net unrealized capital losses                    -                    -                 (501)                      (501)
  Increase in non-admitted assets                  -                    -                 (920)                      (920)
  Increase in asset valuation reserve              -                    -              (10,370)                   (10,370)
  Surplus effect of reinsurance                    -                    -                  (70)                       (70)
  Seed money contributed to separate
   account, net of redemptions                     -                    -               (1,000)                    (1,000)

  Increase in liability for reinsurance
   in unauthorized companies                       -                    -                  (51)                       (51)

  Increase in surplus in separate account          -                    -                3,121                      3,121
                                           -------------------------------------------------------------------------------
Balance at December 31, 1995 (restated)        2,500              306,694              (57,884)                   251,310
  Net loss for 1996                                -                    -              (13,714)                   (13,714)
  Net unrealized capital losses                    -                    -                 (486)                      (486)
  Decrease in non-admitted assets                  -                    -                  520                        520
  Increase in liability for reinsurance
   in unauthorized companies                       -                    -                  (42)                       (42)

  Increase in asset valuation reserve              -                    -               (5,891)                    (5,891)
  Seed money contributed to separate
   account, net of redemptions                     -                    -              (12,500)                   (12,500)

  Increase in surplus in separate account          -                    -               14,783                     14,783
                                           -------------------------------------------------------------------------------
Balance at December 31, 1996                  $2,500             $306,694             $(75,214)                  $233,980
                                           ===============================================================================

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

                   Statements of Cash Flows - Statutory Basis
                             (Dollars in thousands)

                                                                             YEAR ENDED DECEMBER 31
                                                                        1996            1995         1994
                                                                   --------------------------------------------
                                                                                      (RESTATED)   (RESTATED)
SOURCES OF CASH
Premiums and other considerations, net of reinsurance                $1,128,792      $1,215,941     $  724,388
Net investment income                                                   329,948         316,494        282,678
                                                                   --------------------------------------------
                                                                      1,458,740       1,532,435      1,007,066

Life and accident and health claims                                     (42,143)        (39,194)       (35,132)
Surrender benefits and other fund withdrawals                          (852,745)       (815,882)      (488,243)
Other benefits to policyholders                                          (9,776)         (7,789)        (5,051)
Commissions, other expenses and other taxes                            (187,930)       (183,810)      (111,031)
Net transfers to separate accounts                                     (229,556)       (139,912)       (64,922)
Federal income taxes, excluding tax on capital gains                       (526)         (6,299)        (1,039)
                                                                   --------------------------------------------
Net cash provided by operations                                         136,064         339,549        301,648

Proceeds from investments sold, matured or repaid:
  Bonds                                                                 703,936         529,363        525,148
  Common stocks                                                           5,288           2,957          6,559
  Mortgage loans                                                        165,460         138,243        189,421
  Net decrease in policy loans                                                4               -              -
  Real estate                                                                 -           4,953             32
                                                                   --------------------------------------------
Total cash from investments                                             874,688         675,516        721,160

Capital contribution                                                          -          41,000         18,800
Issuance of intercompany notes payable, net                                   -          14,600          5,200
Other sources                                                             9,071          29,930         34,370
                                                                   --------------------------------------------
Total sources of cash                                                 1,019,823       1,100,595      1,081,178

APPLICATIONS OF CASH
Cost of investments acquired:
  Bonds                                                               1,016,678       1,018,097      1,375,143
  Common stocks                                                             589           5,174          6,481
  Mortgage loans                                                         42,118          54,140          1,544
  Net increase in policy loans                                                -              40            101
  Real estate                                                               521               -              -
  Issuance of intercompany notes receivable, net                         19,200               -              -
Other invested assets                                                     2,881             747             48
                                                                   --------------------------------------------
Total investments acquired                                            1,081,987       1,078,198      1,383,317

Other applications                                                       23,978          23,043          3,854
                                                                   --------------------------------------------
Total applications of cash                                            1,105,965       1,101,241      1,387,171
                                                                   --------------------------------------------

Net change in cash and short-term investments                           (86,142)           (646)      (305,993)
Cash and short-term investments at beginning of year                    111,533         112,179        418,172
                                                                   --------------------------------------------
Cash and short-term investments at end of year                       $   25,391      $  111,533     $  112,179
                                                                   ============================================

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

                Notes to Financial Statements - Statutory Basis
                            (Dollars in thousands)

                               December 31, 1996



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

AUSA Life Insurance Company, Inc. ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company ("First AUSA") which, in turn, is a wholly-owned subsidiary of AEGON USA ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON nv, a holding company organized under the laws of The Netherlands. On December 31, 1993, the Company entered into an assumption reinsurance agreement with Mutual of New York ("MONY") to transfer certain group pension business of MONY to the Company.

In July 1996, the Company completed a merger with International Life Investors Insurance Company ("ILI"), a wholly-owned subsidiary of Life Investors Insurance Company of America, another wholly-owned subsidiary of First AUSA, whereby ILI was merged directly into the Company. The Company received assets of $688,233 and liabilities of $635,189. The difference between assets and liabilities was transferred directly to capital and surplus. In accordance with National Association of Insurance Commissioners ("NAIC") statutory accounting principles, all prior period financial statements presented have been restated as if the merger took place at the beginning of such periods. Historical book values carried over from the separate companies to the combined entity. Separate results of operations for the periods prior to the merger with ILI are as follows:

                        JUNE 30, 1996         DECEMBER 31
                         (UNAUDITED)       1995         1994
                      -------------------------------------------
Revenues:
 The Company               $730,485     $1,386,871   $  692,957
 ILI                         59,947        148,725      322,484
                      -------------------------------------------
Combined                   $790,432     $1,535,596   $1,015,441
                      ===========================================

Net income (loss):
 The Company               $ (4,448)    $  (14,745)  $  (11,522)
 ILI                          3,714          9,696         (159)
Combined                   $   (734)    $   (5,049)  $  (11,681)
                      ===========================================

Capital and surplus:
 The Company               $194,144     $  202,639   $  183,830
 ILI                         53,044         48,671       41,320
Combined                   $247,188     $  251,310   $  225,150
                      ===========================================

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

NATURE OF BUSINESS

The Company primarily sells group fixed and variable annuities. The Company is licensed in 48 states and the District of Columbia and is actively in the process of becoming licensed in all 50 states. Sales of the Company's products are primarily through brokers.

BASIS OF PRESENTATION

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Significant estimates and assumptions are utilized in the calculation of aggregate policy reserves, policy and contract reserves, guarantee fund assessment accruals and valuation allowances on investments. It is reasonably possible that actual experience could differ from the estimates and assumptions utilized which could have a material impact on the financial statements.

The accompanying financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which practices differ in some respects from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are charged to current operations as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (carried as a liability), changes to which are

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid; (l) adjustments to federal income taxes of prior years are charged or credited directly to unassigned surplus, rather than reported as a component of expense in the statement of operations; and (m) gains or losses on dispositions of business are charged or credited directly to unassigned surplus rather than being reported in the statement of operations. The effects of these variances have not been determined by the Company.

The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1997, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

CASH AND CASH EQUIVALENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be cash equivalents.

INVESTMENTS

Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortized costs for bonds and mortgage loans on real estate that were acquired through the reinsurance agreement, described earlier, were initially recorded at market value, consistent with the aforementioned agreement and as prescribed by the Department of Insurance of the State of New York. Amortization is computed using methods which result in a level yield over the expected life of the security. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Investments in preferred stocks in good standing are reported at cost. Investments in preferred stocks not in good standing are reported at the lower of cost or market. Common stocks, which may include

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

shares of mutual funds (money market and other), are carried at market. Real estate is reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued, principally at cost, as required or permitted by New York Insurance Laws.

Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses, net of amounts attributed to changes in the general level of interest rates. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 1996, 1995 and 1994, the Company excluded investment income due and accrued of $469, $216 and $1,092, respectively, with respect to such practices.

MONY entered into foreign exchange interest rate swap agreements to modify the interest characteristics of certain of its outstanding fixed maturity securities from a fixed rate in a foreign currency to a fixed rate in U. S. Dollars prior to the reinsurance assumption agreement. These agreements were assigned to the Company in connection with the reinsurance assumption agreement. The interest rate swap agreements involve the exchange of a fixed rate in a foreign currency for fixed rate interest payments in U. S. Dollars over the life of the agreement without an exchange of the underlying principal amount of $32,500 at December 31, 1996, 1995 and 1994. The differential to be paid or received is accrued as incurred and recognized as an adjustment to interest related to the underlying fixed maturity. The related amount payable to or receivable from counterparties is included in other liabilities or assets. The fair values of the swap agreements are not recognized in the financial statements.

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company entered into an interest rate swap agreement to modify the interest characteristics of certain outstanding fixed maturity securities from a fixed rate to a variable rate. The agreement involved the exchange of a fixed rate for a variable rate interest payment over the life of the agreement without an exchange of the underlying principal amount of $4,000 at December 31, 1996, 1995 and 1994. The differential to be paid or received is accrued as interest rates change and recognized as an adjustment to interest related to the underlying fixed maturity. The related amount payable to or receivable from counterparts is included in other liabilities or assets. The fair values of the swap agreements are not recognized in the financial statements.

Deferred income for unrealized gains and losses on the securities valued at market at the time of the assumption reinsurance agreement (described in Note 4) are returned to MONY at the time of realization pursuant to the agreement.

AGGREGATE POLICY RESERVES

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.50 to 6.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods.

Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 3.00 to 8.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required midterminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



1.  ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNT

Assets held in trust for purchases of separate account contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. Income and gains and losses with respect to these assets accrue to the benefit of the policyholders. The Company received nonguaranteed separate account premiums of $716,524, $536,128 and $182,465 in 1996, 1995 and
1994, respectively. The assets in the separate accounts for the variable annuities and participating annuities are held at a market value of $4,141,566, $3,650,091 and $2,399,949 for the years ended December 31, 1996, 1995 and 1994, respectively. The separate account assets in the fixed government accounts and stable fund accounts are carried at an amortized cost of $613,565, $599,254 and $509,549 for the years ended December 31, 1996, 1995 and 1994, respectively.

RECLASSIFICATIONS

Certain reclassifications have been made to the 1995 and 1994 financial statements to conform to the 1996 presentation.


2.  FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards (SFAS) No. 107, Disclosures about Fair Value of Financial Instruments, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. SFAS No. 119, Disclosures About Derivative Financial Instruments and Fair Value of Financial Instruments, requires additional disclosures about derivatives. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. SFAS

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

No. 107 and No. 119 exclude certain financial instruments and all nonfinancial instruments from their disclosure requirements and allow companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and short-term investments: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

     Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

     Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

     Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Interest rate swap: Estimated fair value of the interest rate swaps are based upon the pricing differential for similar swap agreements. The fair value of the interest rate swaps has been included with the fair value of the underlying fixed maturities.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



2.  FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107 and No. 119:

                                                        DECEMBER 31
                                              1996                        1995
                                 -----------------------------  ---------------------------
                                        CARRYING                    CARRYING
                                         VALUE     FAIR VALUE        VALUE       FAIR VALUE
                                 -----------------------------  ---------------------------
ADMITTED ASSETS
Bonds                                  $3,495,667  $3,530,250      $3,198,777    $3,314,015
Preferred stocks                              125         120             426           366
Common stock                                   18          18           4,407         4,407
Mortgage loans on real estate             618,633     619,479         768,424       806,395

Policy loans                                  755         755             759           759

Cash and short-term investments            25,391      25,391         111,533       111,533

Separate account assets                 4,755,131   4,754,781       4,249,345     4,261,843

LIABILITIES
Investment contract liabilities         3,855,787   3,731,340       3,701,584     3,663,253
Separate account annuities              4,707,568   4,677,289       4,237,983     4,219,281

3.  INVESTMENTS

The carrying value and estimated market value of investments in debt securities were as follows:

                                                              GROSS              GROSS            ESTIMATED
                                              CARRYING      UNREALIZED         UNREALIZED            FAIR
                                               VALUE          GAINS              LOSSES             VALUE
                                       ------------------------------------------------------------------------
DECEMBER 31, 1996
Bonds:
United States Government and agencies        $  122,355      $ 1,170           $ 1,086            $  122,439
State, municipal and other government            25,027          519                36                25,510
Public utilities                                229,732        2,086             2,977               228,841
Industrial and miscellaneous                  2,031,086       33,621            14,895             2,049,812
Mortgage-backed securities                    1,087,467       22,579             6,398             1,103,648
                                       ------------------------------------------------------------------------
                                              3,495,667       59,975            25,392             3,530,250
Preferred stocks                                    125            5                10                   120
                                       ------------------------------------------------------------------------
                                             $3,495,792      $59,980           $25,402            $3,530,370
                                       ========================================================================

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



3.  INVESTMENTS (CONTINUED)

                                                                         GROSS              GROSS            ESTIMATED
                                                         CARRYING     UNREALIZED         UNREALIZED            FAIR
                                                          VALUE          GAINS              GAINS              VALUE
                                                  ----------------------------------------------------------------------
     DECEMBER 31, 1995
     Bonds:
       United States Government and agencies            $  101,736      $  2,141          $    21             $  103,856
       State, municipal and other government                29,522         1,337               16                 30,843
       Public utilities                                    203,495         4,863              499                207,859
       Industrial and miscellaneous                      1,859,496        71,268            8,672              1,922,092
       Mortgage-backed securities                        1,004,528        47,612            2,775              1,049,365
                                                  ----------------------------------------------------------------------
                                                         3,198,777       127,221           11,983              3,314,015
     Preferred stocks                                          426             -               60                    366
                                                  ----------------------------------------------------------------------
                                                        $3,199,203      $127,221          $12,043             $3,314,381
                                                  ======================================================================

The carrying value and estimated market value of bonds at December 31, 1996, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                               CARRYING        ESTIMATED
                                                VALUE          FAIR VALUE
                                             -----------------------------
     Due in one year or less                    $  136,961      $  137,460
     Due after one year through five years       1,188,865       1,198,864
     Due after five years through ten years        892,453         902,918
     Due after ten years                           189,921         187,360
                                             -----------------------------
                                                 2,408,200       2,426,602
     Mortgage-backed securities                  1,087,467       1,103,648
                                             -----------------------------
                                                $3,495,667      $3,530,250
                                             =============================

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



3.  INVESTMENTS (CONTINUED)

A detail of net investment income is presented below:

                                                    DECEMBER 31
                                            1996       1995       1994
                                        --------------------------------
     Interest on bonds and notes          $251,923   $231,206   $184,048
     Mortgage loans                         83,511     98,653    117,859
     Real estate                             7,225      2,400        322
     Dividends on equity investments            25        137         70
     Interest on policy loans                   34         40         35
     Other investment loss                  (5,511)    (3,926)    (2,449)
                                        --------------------------------
     Gross investment income               337,207    328,510    299,885

     Investment expenses                    13,379     10,506      7,878
                                        --------------------------------
     Net investment income                $323,828   $318,004   $292,007
                                        ================================

Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                                   DECEMBER 31
                                            1996       1995       1994
                                        --------------------------------
     Proceeds                             $703,936   $529,363   $525,148
                                        ================================
     Gross realized gains                 $  9,527   $  8,541   $  8,693
     Gross realized losses                 (11,595)   (15,255)   (15,984)
                                        --------------------------------
     Net realized losses                  $ (2,068)  $ (6,714)  $ (7,291)
                                        ================================

At December 31, 1996, investments with an aggregate carrying value of $2,329 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



3.  INVESTMENTS (CONTINUED)

Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:

                                                                REALIZED
                                                  ---------------------------------
                                                         YEAR ENDED DECEMBER 31
                                                      1996       1995        1994
                                                  ---------------------------------
     Debt securities                                $ (2,068)  $ (6,714)  $  (7,291)
     Common stock                                        244          -           -
     Preferred stock                                     (44)         -           -
     Short-term investments                             (115)       (24)        (93)
     Mortgage loans on real estate                   (12,415)    (3,650)      1,067
     Real estate                                           -       (628)          -
     Other invested assets                             6,872     11,109       5,412
                                                  ---------------------------------
                                                      (7,526)        93        (905)

     Tax effect                                          (87)       247         414
     Transfer to interest maintenance reserve         (4,484)    (3,804)       (466)
                                                  ---------------------------------
     Total realized losses                          $(12,097)  $ (3,464)  $    (957)
                                                  =================================

                                                         CHANGE IN UNREALIZED
                                                  ---------------------------------
                                                        YEAR ENDED DECEMBER 31
                                                        1996       1995        1994
                                                  ---------------------------------
     Debt securities                                $(80,600)  $265,890   $(166,278)
     Equity securities                                  (190)        74         (47)
                                                  ---------------------------------
     Change in unrealized appreciation              $(80,790)  $265,964   $(166,325)
                                                  =================================

Gross unrealized gains and gross unrealized losses on equity securities at December 31, 1996, 1995 and 1994 were as follows:

                                                        YEAR ENDED DECEMBER 31
                                                     1996        1995       1994
                                                  ---------------------------------
     Unrealized gains                                $  16       $ 206     $ 133
     Unrealized losses                                 (11)        (11)      (12)
                                                  ---------------------------------
     Net unrealized gains                            $   5       $ 195     $ 121
                                                  =================================

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



3.  INVESTMENTS (CONTINUED)

During 1996, the Company issued mortgage loans with interest rates ranging from 7.46% to 8.75%. The maximum percentage of any one loan to the value of the underlying real estate at origination was 86%. No mortgage loans were non-income producing for the previous twelve months and, accordingly, no accrued interest related to these mortgage loans was excluded from investment income. During 1996, the Company refinanced the mortgage loans of three properties with an aggregate carrying value of $98,543 to reduce the interest rates, as a result of the current interest rate environment. The Company requires all mortgage loans to carry fire insurance equal to the value of the underlying property.

During 1996, 1995 and 1994, there were $28,929, $14,264 and $10,587, respectively, in foreclosed mortgage loans that were transferred to real estate. At December 31, 1996 and 1995, the Company held a mortgage loan loss reserve in the asset valuation reserve of $8,368 and $9,921, respectively. The mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

          GEOGRAPHIC DISTRIBUTION             PROPERTY TYPE DISTRIBUTION
     --------------------------------     ------------------------------
                          DECEMBER 31                       DECEMBER 31
                          1996   1995                       1996    1995
                       --------------                    ---------------

     South Atlantic       37%    31%       Retail          30%     37%
     E. North Central     21     21        Office          42      33
     Mountain             15     16        Apartment       10      17
     New England          10     11        Other           17      10
     W. North Central      5     10        Industrial       1       3
     W. South Central      5      8
     Mid-Atlantic          5      -
     Pacific               2      3

At December 31, 1996, the Company had the following investments, excluding U. S. Government guaranteed or insured issues, which individually represented more than ten percent of capital and surplus and the asset valuation reserve:

                                                       CARRYING
  DESCRIPTION OF SECURITY                               VALUE
-------------------------------------------        ---------------
Bonds:
  Chase Manhattan Corp.                                 $42,469
  Citibank                                               42,197
  Connecticut National Bank                              32,463
  PSEG Capital                                           28,157

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



4.  REINSURANCE

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty.

Premiums earned reflect the following reinsurance assumed and ceded amounts for the year ended December 31:

                                   1996         1995         1994
                              -------------------------------------
     Direct premiums            $1,135,315   $1,207,720   $ 685,212
     Reinsurance assumed             9,962       37,423     132,314
     Reinsurance ceded             (27,583)     (38,308)   (106,261)
                              -------------------------------------
     Net premiums earned        $1,117,694   $1,206,835   $ 711,265
                              =====================================

The Company received reinsurance recoveries in the amounts of $953, $533 and $149 during 1996, 1995 and 1994, respectively.

The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1996 and 1995 of $157,396 and $136,439, respectively.

At December 31, 1995, reserve credits for reinsurance ceded to unauthorized reinsurers of $103,182 were associated with a single reinsurer. No significant reinsurance credits were ceded to unauthorized reinsurers at December 31, 1996. The Company holds collateral under these reinsurance agreements in the form of trust agreements and letters of credit totaling $111,891 at December 31, 1995 that can be drawn on for unpaid balances. In addition, the reinsurer has an investment management agreement, with an affiliate, to manage the investments held in the trust account.

On December 31, 1993, the Company and MONY entered into an assumption reinsurance agreement whereby all of the general account liabilities were novated to the Company from MONY as state approvals were received.

In accordance with the agreement, MONY will receive payments relating to the performance of the assets and liabilities that exist at the date of closing for a period of nine years. These payments will be reduced for certain administrative expenses as defined in the agreement. The Company will recognize operating gains and losses on renewal premiums received after December 31, 1993 of the business in-force at

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



4.  REINSURANCE (CONTINUED)

December 31, 1993, and on all new business written after that date. At the end of nine years, the Company will purchase from MONY the remaining transferred business inforce based upon a formula described in the agreement. At
December 31, 1996 and 1995, the Company owed MONY $67,217 and $73,546, respectively, which represents the amount earned by MONY under the gain sharing calculation and certain fees for investment management services for the respective years.

In connection with the transaction, MONY purchased $150,000 and $50,000 in Series A and Series B notes, respectively, of AEGON. The proceeds were used to enhance the surplus of the Company. Both the Series A and Series B notes bear a market rate of interest and mature in nine years.

AEGON provides general and administrative services for the transferred business under a related agreement with MONY. The agreement specifies prescribed rates for expenses to administer the business up to certain levels. In addition, AEGON also provides investment management services on the assets underlying the new pension business written by the Company while MONY continues to provide investment management services for assets supporting the remaining policy liabilities which were transferred at December 31, 1993.

On October 1, 1995, the Company entered into a reinsurance agreement with a non-affiliate. As a result, the Company received $4,242 of assets, including $38 of cash, and $4,312 of liabilities. The difference between the assets and the liabilities of $70 was charged directly to unassigned surplus.

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



5.  INCOME TAXES

The Company files a separate federal income tax return.

Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to loss from operations before taxes and realized capital losses for the following reasons:

                                                 YEAR ENDED DECEMBER 31
                                                1996     1995      1994
                                             ---------------------------
     Computed tax expense (benefit) at
      federal statutory rate (35%)             $ (109)  $1,402   $(3,301)

     Tax reserve adjustment                      (211)     755       189
     Deferred acquisition cost - tax basis        465      636       992
     Carryforward of current year operating     2,611    3,351     3,460
      loss
     Excess tax depreciation                      (13)       -         -
     Dividend received deduction                   (4)       -         -
     Prior year (over)/under accrual              114      (67)      (85)
     IMR amortization                            (666)    (676)      (73)
     Other items - net                           (882)     187       111
                                             ---------------------------
     Federal income tax expense                $1,305   $5,588   $ 1,293
                                             ===========================

Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the agreement between MONY and the Company, as discussed in Note 4 to the financial statements. In accordance with this agreement, these gains and losses are included in the net payments MONY will receive relating to the performance of the assets that existed at the date of closing. Accordingly, income taxes relating to gains and losses on such assets are not provided for on the income tax return filed by the Company.

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($797 at December 31, 1996). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $279.

At December 31, 1996, the Company had net operating loss carryforwards of approximately $22,400 which expire through 2011.

An examination by the Internal Revenue Service is underway for years 1993 -
1995.

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



6.  POLICY AND CONTRACT ATTRIBUTES

A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, are summarized as follows:

                                                                       DECEMBER 31
                                                           1996                           1995
                                             -------------------------------------------------------------
                                                               PERCENT OF                      PERCENT OF
                                                 AMOUNT          TOTAL        AMOUNT             TOTAL
                                             -------------------------------------------------------------
     Subject to discretionary withdrawal
      with market value adjustment             $  834,176         10%         $  797,367          10%
     Subject to discretionary withdrawal at
      book value less surrender charge          1,583,989         18           2,173,509          27
     Subject to discretionary withdrawal at
      market value                              2,254,074         26           1,589,721          20
     Subject to discretionary withdrawal at
      book value (minimal or no charges or      1,913,542         22           1,213,021          15
      adjustments)
     Not subject to discretionary withdrawal
      provision                                 2,136,222         24           2,303,747          28
                                             -------------------------------------------------------------
                                                8,722,003        100%          8,077,365         100%
                                                           ================               ================
     Less reinsurance ceded                       157,039                        136,130
                                             ------------                  -------------
     Total policy reserves on annuities and
      deposit fund liabilities                 $8,564,964                     $7,941,235
                                             ============                  =============

Separate and variable account assets held by the Company represent contracts where the benefit is determined by the performance of the investments held in the separate account. There may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of separate account liabilities on these products, by withdrawal characteristics, are summarized as follows:

                                                GUARANTEED           NON-GUARANTEED
                                                 SEPARATE              SEPARATE
                                                  ACCOUNT               ACCOUNT                TOTAL
                                             ----------------------------------------------------------
     DECEMBER 31, 1996
     Subject to discretionary withdrawal
      with market value adjustment              $  269,991            $        -             $  269,991
     Subject to discretionary withdrawal at
      book value less surrender charge             279,399                     -                279,399
     Subject to discretionary withdrawal at
      market value                                 181,158              2,071,160             2,252,318
     Not subject to discretionary withdrawal     1,905,860                      -             1,905,860
                                             ----------------------------------------------------------
                                                $2,636,408            $ 2,071,160            $4,707,568
                                             ==========================================================

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



6.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

                                               GUARANTEED            NON-GUARANTEED
                                                 SEPARATE              SEPARATE
                                                  ACCOUNT               ACCOUNT             TOTAL
                                             ----------------------------------------------------------
     DECEMBER 31, 1995
     Subject to discretionary withdrawal
      with market value adjustment              $  290,684             $        -          $  290,684
     Subject to discretionary withdrawal at
      book value less surrender charge             280,770                      -             280,770
     Subject to discretionary withdrawal at
      market value                                  97,049              1,492,670           1,589,719
     Not subject to discretionary withdrawal     2,076,810                      -           2,076,810
                                             ----------------------------------------------------------
                                                $2,745,313             $1,492,670          $4,237,983
                                             ==========================================================


A reconciliation of the amounts transferred to and from the separate accounts is presented below:

                                                         1996                1995                 1994
                                                  ---------------------------------------------------------------
     Transfers as reported in the summary of
      operations of the separate accounts
      statement:
     Transfers to separate accounts                   $  716,525            $  536,128         $  180,789
     Transfers from separate accounts                    502,244               404,120            117,442
                                                  ---------------------------------------------------------------
     Net transfers to separate accounts                  214,281               132,008             63,347

     Reconciling adjustments - HUB level
      fees not paid to AUSA general account               13,520                 7,904              1,575
                                                  ---------------------------------------------------------------
     Transfers as reported in the summary of
      operations of the life, accident and
      health annual statement                         $  227,802            $  139,912         $   64,922
                                                  ===============================================================

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)



6.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1996 and 1995, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:

                                             GROSS   LOADING     NET
                                          ---------------------------
     DECEMBER 31, 1996
     Ordinary direct first year business    $   83       $(1)  $   84
     Ordinary direct renewal business        3,078        25    3,053
     Group life direct business                135        22      113
     Credit life                                 5         -        5
     Reinsurance ceded                        (163)        -     (163)
                                          ---------------------------
                                             3,138        46    3,092
     Accident and health:
       Direct                                  165         -      165
       Reinsurance ceded                         -         -        -
                                          ---------------------------
     Total accident and health                 165         -      165
                                          ---------------------------
                                            $3,303       $46   $3,257
                                          ===========================

     DECEMBER 31, 1995
     Ordinary direct first year business    $   60       $42   $   18
     Ordinary direct renewal business        3,147        32    3,115
     Group life direct business                109        24       85
     Credit life                                 -         -        -
     Reinsurance ceded                         (16)        -      (16)
                                          ---------------------------
                                             3,300        98    3,202
     Accident and health:
       Direct                                  163         -      163
       Reinsurance ceded                         -         -        -
                                          ---------------------------
     Total accident and health                 163         -      163
                                          ---------------------------
                                            $3,463       $98   $3,365
                                          ===========================

At December 31, 1996 and 1995, the Company had insurance in force aggregating $615,025 and $688,470, respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Department of Insurance of the State of New York. The Company established policy reserves of $1,520 and $1,272 to cover these deficiencies at December 31, 1996 and 1995, respectively.

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



6.  POLICY AND CONTRACT ATTRIBUTES (CONTINUED)

In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. A direct charge to surplus of $80 was made for the year ended December 31, 1994, related to the change in reserve methodology.


7.  DIVIDEND RESTRICTIONS

Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities. The Company is not entitled to pay out any dividends in 1997 without prior approval.


8.  RETIREMENT AND COMPENSATION PLANS

The Company's employees participate in a qualified benefit pension plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB 87 expense as a percent of salaries. The benefits are based on years of service and the employee's compensation during the highest five consecutive years of employment. The Company was allocated $13, $14 and $12 of pension expense for the years ended December 31, 1996, 1995 and 1994, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974.

The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements, are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement Income Security Act of 1974. The Company was allocated $21, $8 and $6 of expense for the years ended December 31, 1996, 1995 and 1994, respectively.

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



8.  RETIREMENT AND COMPENSATION PLANS (CONTINUED)

AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Service Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued or funded as deemed appropriate by management of AEGON and the Company.

In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $2 for the years ended December 31, 1996, 1995 and 1994.


9.  RELATED PARTY TRANSACTIONS

In accordance with an agreement between AEGON and the Company, AEGON will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company's parent as needed.

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1996, 1995 and 1994, the Company paid $3,539, $3,961 and $1,332, respectively, for these services, which approximates their costs to the affiliates.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.48% at December 31, 1996. During 1996, 1995 and 1994, the Company paid net interest of $29, $289 and $72, respectively, to affiliates.

                       AUSA Life Insurance Company, Inc.

                            (Dollars in thousands)



10.  COMMITMENTS AND CONTINGENCIES

The Company is a party to legal proceedings incidental to its business.
Although such litigation sometimes includes substantial demands for compensatory and punitive damages, in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus. Assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY.
The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. Potential future obligations for unknown insolvencies are not determinable by the Company. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association (NOLHGA). The Company has established a reserve of $199 and $432 at December 31, 1995 and 1994, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. No such reserve was established at December 31, 1996. The guaranty fund expense was $167, $(207) and $61 for the years ended December 31, 1996, 1995 and 1994, respectively.

                       AUSA Life Insurance Company, Inc.

                      Summary of Investments - Other Than
                        Investments in Related Parties
                            (Dollars in thousands)

                               December 31, 1996


SCHEDULE I

                                                                           AMOUNT AT WHICH
                                                            MARKET          SHOWN IN THE
     TYPE OF INVESTMENT                    COST (1)          VALUE         BALANCE SHEET (2)
--------------------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
     United States Government and
      government agencies and
      authorities                         $  674,877        $  680,987            $  674,241
     States, municipalities and political
      subdivisions                             8,948             9,399                 8,933
     Foreign governments                      16,283            16,111                16,094
     Public utilities                        233,895           228,841               229,732
     All other corporate bonds             2,591,226         2,594,912             2,566,667
Redeemable preferred stock                       125               120                   125
                                         ---------------------------------------------------
Total fixed maturities                     3,525,354         3,530,370             3,495,792

EQUITY SECURITIES
Common stocks - industrial,
 miscellaneous and all other                      13                18                    18
                                         ---------------------------------------------------
Total equity securities                           13                18                    18


Mortgage loans on real estate                618,633                                 618,633
Real estate                                   58,100                                  58,100
Policy loans                                     755                                     755
Cash and short-term investments               25,391                                  25,391
                                        ------------                       -----------------
Total investments                         $4,228,246                              $4,198,689
                                        ============                       =================

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments.

(2) Amounts differ from cost as certain bonds have been adjusted to reflect other than temporary declines in value charged to surplus, as prescribed by the NAIC.

                       AUSA Life Insurance Company, Inc.

                      Supplementary Insurance Information
                            (Dollars in thousands)


SCHEDULE III

                                FUTURE POLICY                        POLICY AND
                                 BENEFITS AND        UNEARNED         CONTRACT
                                  EXPENSES           PREMIUMS        LIABILITIES
                                -------------------------------------------------
YEAR ENDED DECEMBER 31, 1996
Individual life                  $ 19,493            $       -        $ 3,826
Individual health                   7,687                2,493         11,160
Group life and health                 223                    -              -
Annuity                           768,212                    -              -
                                -------------------------------------------------
                                 $795,615               $2,493        $14,986
                                =================================================

YEAR ENDED DECEMBER 31, 1995
Individual life                  $ 17,935            $       -        $ 3,716
Individual health                   8,009                2,842         13,515
Group life and health                 224                    -              -
Annuity                           709,122                    -              -
                                -------------------------------------------------
                                 $735,290            $   2,842        $17,231
                                =================================================

YEAR ENDED DECEMBER 31, 1994
Individual life                  $ 16,357            $       -        $ 3,481
Individual health                   3,630                2,267         12,037
Group life and health                 232                    -              -
Annuity                           581,717                    -              -
                                -------------------------------------------------
                                 $601,936            $   2,267        $15,518
                                =================================================

                      NET               BENEFITS, CLAIMS              OTHER
     PREMIUM       INVESTMENT              LOSSES AND               OPERATING           PREMIUMS
     REVENUE        INCOME*            SETTLEMENT EXPENSES          EXPENSES*            WRITTEN
-------------------------------------------------------------------------------------------------------
   $    8,468       $  2,040                $    9,087               $    734                   -
       40,479          1,734                    25,674                 12,534             $40,098
        8,092            372                     6,056                  3,044              10,683
    1,060,655        319,682                 1,016,105                381,783                   -
   ------------------------------------------------------------------------------
   $1,117,694       $323,828                $1,056,922               $398,095
   ==============================================================================

   $    8,388       $  1,634                $    8,062               $    770                   -
       46,975          1,438                    29,657                 15,204             $46,558
        7,049            306                     5,293                    970               6,074
    1,144,423        314,626                 1,181,235                290,402
   ------------------------------------------------------------------------------
   $1,206,835       $318,004                $1,224,247               $307,346
   ==============================================================================

   $    8,238       $  1,521                $    8,404               $    952                   -
       42,086          1,209                    27,665                 14,603             $ 4,326
        4,135            261                     2,897                    854              42,168
      656,806        289,016                   740,784                228,713                   -
   ------------------------------------------------------------------------------
   $  711,265       $292,007                $  779,750               $245,122
   ==============================================================================

* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                       AUSA Life Insurance Company, Inc.

                                  Reinsurance
                            (Dollars in thousands)



SCHEDULE IV


                                                                    ASSUMED                         PERCENTAGE
                                                 CEDED TO            FROM                            OF AMOUNT
                                  GROSS           OTHER              OTHER              NET           ASSUMED
                                 AMOUNT         COMPANIES          COMPANIES           AMOUNT          TO NET
                           --------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,
 1996
Life insurance in force         $1,238,554       $ 68,804           $241,117            $1,410,867         17%
                           ======================================================================================

Premiums:

     Individual life            $    7,652       $    560           $  1,376            $    8,468         16%
     Individual health              39,593              4                890                40,479          2
     Group life and health           8,085              -                  7                 8,092          -
     Annuity                     1,079,985         27,019              7,689             1,060,655          1
                           --------------------------------------------------------------------------------------
                                $1,135,315       $ 27,583           $  9,962            $1,117,694          1%
                           ======================================================================================

YEAR ENDED DECEMBER 31,
 1995
Life insurance in force         $1,497,961       $ 34,206           $266,127            $1,729,882         15%
                           ======================================================================================

Premiums:
     Individual life            $    7,348       $    359           $  1,399            $    8,388         17%
     Individual health              46,609              5                371                46,975          1
     Group life and health           7,043              -                  6                 7,049          -
     Annuity                     1,146,720         37,944             35,647             1,144,423          3
                           --------------------------------------------------------------------------------------
                                $1,207,720       $ 38,308           $ 37,423            $1,206,835          3%
                           ======================================================================================

YEAR ENDED DECEMBER 31,
 1994
Life insurance in force         $1,616,254       $ 40,221           $296,942            $1,872,975         16%
                           ======================================================================================

Premiums:
     Individual life            $    7,143       $    349           $  1,442            $    8,238         18%
     Individual health              41,912              6                180                42,086          -
     Group life and health           4,129              -                  6                 4,135          -
     Annuity                       632,026        105,906            130,686               656,806         20
                           --------------------------------------------------------------------------------------
                                $  685,212       $106,261           $132,314            $  711,265         19%
                           ======================================================================================

PART C      OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

        (a) Financial Statements

            All required financial statements are included in Part B of this Registration Statement.

        (b) Exhibits:

            (1)  (a)         Resolution of the Board of Directors of
                             AUSA Life Insurance Company, Inc. authorizing establishment of the Mutual Fund Account.
                             Note 2.

            (2)              Not Applicable.

            (3)  (a)         Principal Underwriting Agreement by and between
                             AUSA Life Insurance Company, Inc. on its own behalf and on the behalf of the Mutual Fund
                             Account, and AEGON USA Securities, Inc.
                             Note 1.

                 (b) Form of Broker/Dealer Supervision and Sales Agreement by and between AEGON USA Securities, Inc. and the Broker/Dealer. Note 1.

            (4)  (a)         Form of Policy for the Endeavor Variable
                             Annuity.  Note 2.


                 (b)         Form of Policy Endorsement. (Dollar Cost Averaging)
                             Note 4.


                 (c) Form of Policy Endorsement. (Annuity Commencement Date, Service Charge) Note 4.


            (5)  (a)         Form of Application for the Endeavor Variable
                             Annuity.  Note 2.


                 (b) Form of Application for the Endeavor Variable Annuity. Note 4.

            (6)  (a)         Articles of Incorporation of AUSA
                             Life Insurance Company, Inc.  Note 1.

                 (b)         ByLaws of AUSA Life
                             Insurance Company, Inc.  Note 1.

            (7)              Not Applicable.

            (8)  (a)         Participation Agreement by and between
                             AUSA Life Insurance Company, Inc.
                             and Endeavor Series Trust and Addendum thereto
                             Note 2.

                 (b) Participation Agreement with WRL Series Fund, Inc. and Addendum thereto. Note 2.


                 (c) Amendment to Participation Agreement by and between PFL Life Insurance Company and Endeavor Series Trust. Note 4.

            (9)  (a)         Opinion and Consent of Counsel.  Note 2.

                     (b)     Consent of Counsel.  Note 2.


                (10) (a)     Consent of Independent Auditors.  Note 4.


                     (b)     Opinion and consent of Actuary Note 4.

                (11)         Not Applicable.

                (12)         Not Applicable.

                (13)         Performance Data Calculations.  Note 2.


                (14) Powers of Attorney. Note 2. (C.H. Verhagen, L.G. Brown, W.L. Busler, J.R. Dykhouse, S.E. Frushtick, C.T. Hanson, B.L. Jenkins, V.F. Mihaic, P.P. Post, T.A. Schlossberg, E.K. Warren, R.J. Kontz) Note 3. (William Brown, Jr., Colette Vargas), (Brenda K. Clancy) Note 4.

           Note 1. Filed with the initial filing of this Form N-4 Registration Statement (File No. 33-83560) on September 1, 1994.

           Note 2. Filed with Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 33-83560) on December 21, 1994.


           Note 3. Filed with Post-Effective Amendment No.3 to Form N-4 Registration Statement (File No. 33-83560) on April 24, 1996.


           Note 4.   Filed Herewith.


Item 25.        Directors and Officers of the Depositor

                                                     Principal
Positions
Name and                                     and Offices with
Business Address                                Depositor
----------------                                ---------
        Larry G. Brown                     Director,
        4333 Edgewood Road, N.E.           Chairman of the Board
        Cedar Rapids, IA 52499             and Secretary

        Tom A. Schlossberg                 Director and President
        4 Manhattanville Road
        Purchase, NY 10577

        Craig D. Vermie                    Vice President
        4333 Edgewood Road, N.E.
        Cedar Rapids, IA 52499

        Patrick S. Baird                   Vice President and
        4333 Edgewood Road, N.E.           Chief Financial Officer
        Cedar Rapids, IA 52499 Officer

        Douglas C. Kolsrud                 Director and
        4333 Edgewood Road, N.E.           Chief Actuary
        Cedar Rapids, IA 52499

        Robert J. Kontz                    Controller
        4333 Edgewood Road, N.E.
        Cedar Rapids, IA 52499

        Brenda K. Clancy                   Treasurer
        4333 Edgewood Road, N.E.
        Cedar Rapids, IA 52499


Item 26. Persons Controlled by or Under Common Control with the Depositor or Registrant



                                                    ---------------------------
                                                          VERENIGING AEGON
                                                      NETHERLANDS MEMBERSHIP
                                                            ASSOCIATION
                                                    ---------------------------
                                                                 +
                                                                       53.00%
                                                    ---------------------------
                                                            AEGON N.V.
                                                      NETHERLANDS CORPORATION
                                                    ----------------------------
                                                                 +
                                  ++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                                  +                        +                         +                           +
                                         100%                      100%                      100%                           100%
                        ----------------------  ------------------------  ------------------------  -----------------------------
                         AEGON Netherland N.V.  AEGON INTERNATIONAL N.V.  AEGON NEWAK HOLDING S.V.  GRONINGER FINANCIERINGEN B.V.
                        Netherlands Corporation  Netherlands Corporation   Netherlands Corporation     Netherlands Corporation
                        ----------------------  ------------------------  ------------------------  -----------------------------
                                                           +
                                                 DE
                                                 -------------------
                                                     VOTING TRUST
                                                 Trustees: K.J. Storm
                                                  Donald J. Sheperd
                                                    H.B. Van Wild
                                                    Dennis Hersch
                                                 -------------------
                                                           +
                                                 DE            100%
                                                 -------------------
                                                  AEGON U.S. HOLDING
                                                     CORPORATION
                                                 -------------------
                                                     +     +
                  ++++++++++++++++++++++++++++++++++++     +
                  +                              IA            100%(1)
                  +                              -------------------
                  +                                AEGON USA, INC.
                  +                              -------------------
                  +                                        +
                  +                     +++++++++++++++++++++++++++++++++++++++++++++++++++++++
                  +                     +                                                     +
                  +              MD          100%                                         MD
                  +              -----------------                                        ------------
                  +               FIRST AUSA LIFE                                         AUSA HOLDING
                  +              INSURANCE COMPANY                                           COMPANY
                  +              -----------------                                        ------------
                  +                      +                                                    +
                  +                      +                                ++++++++++++++++++++++++++++++++++++++++++++++
                  +                      +                                +                               ++
                  +                      +                       MD              100%      IA       100%      DE
                  +                      +                       --------------------      -------------  ++  ----------------------
                  +                      +                        MONUMENTAL GENERAL       AUSA FINACIAL +++  DIVERSIFIED INVESTMENT
                  +                      +                       INSURANCE GROUP, INC  ++   MARKETS, INC. ++       ADVISORS, INC.
                  +                      +                       --------------------   +  -------------  ++  ----------------------
NJ           100% + NY                   +    MD           100%                         +                 ++
----------------- + -------------------  +    -----------------                         +                 ++
   SHORT HILLS    + AUSA LIFE INSURANCE +++    MONUMENTAL LIFE                          +  IA     100%    ++   DE               100%
MANAGEMENT COMPANY+   COMPANY, INC       +    INSURANCE COMPANY++   MD            100%  +  -----------    ++   ---------------------
----------------- + -------------------  +    ----------------- +   ------------------- +  UNIVERSAL      ++   DIVERSIFIED INVESTORS
                  +                      +                      +   MONUMENTAL GENERAL  +   BENEFITS   +++++++    SECURITIES CORP.
                  +                      +                      +   ADMINISTRATORS, INC.+   CORPORATION   ++   --------------------
                  +                      +    MD          100%  +   ------------------- +                 ++
NY                +   -----------------  +    ----------------- +                       +  -----------    ++
----------------  +    LIFE INVESTORS    +    MONUMENTAL GENERAL+          +            +                 ++       IA          100%
CORPA REINSURANCE +   INSURANCE COMPANY  +    CASUALTY COMPANY  +                       +  IA    100%     ++       ----------------
    COMPANY      ++ ++   OF AMERICA     ++    ----------------- +   MD           100%   +  ----------  ++++++++       AEGON USA
----------------  ++  -----------------  +    MD         100%   +   -----------------   +  INVESTORS      ++  +++  SECURITIES, INC.
                  ++                     +    ---------------   +   EXECUTIVE MANAGE-   +  WARRANTY       ++  +    ----------------
IN          100%  ++ ------------------- +    UNITED FINACIAL   +   MENT AND CONSULT-   +  OF AMERICA,    ++  +
----------------  +++BANKERS UNITED LIFE +     SERVICES, INC. +++   ANT SERVICES, INC.+ +     INC.        ++  +
AEGON MANAGEMENT ++  ASSURANCE COMPANY +++    ---------------   +   -----------------   +  ----------     ++  +   MD
    COMPANY       +  ------------------- +                      +   MD            100%  +  IA       100%  ++  +   -----------------
----------------  +                      +    AZ           (*)  +   ------------------  +  -------------  ++  +++ AEGON USA MANAGED
                  +   -----------------  +    ----------------  +   MONUMENTAL GENERAL+ +  MASSACHUSETTS  ++       PORTFOLIOS INC.
DE           100% +       PFL LIFE    ++++    BANKERS FINACIAL  +   MASS MARKETING INC.    FIDELTY TRUST +++      -----------------
----------------- +   INSURANCE COMPANY  +     LIFE INSURANCE +++   -------------------       COMPANY     ++
RCC NORTH AMERICA +   -----------------  +        COMPANY       +                          ------------   ++
      INC.       ++ AZ      100%  VOTING +    ----------------  +                      DE           100%  ++   IA            100%
----------------- +             CHAIRMAN      MD        100%    +                     ------------------  ++   ------------------
                    ---------------------+    --------------    +                     MONEY SERVICES, INC.++++  AMERICAN FORUM FOR
                    SOUTHWEST EQUITY LIFE+    THE WHITESTONE    +                     ------------------- ++   FISCAL FITNESS, INC.
                      INSURANCE COMPANY+++      CORPORATION +++++                     CA             100%      -------------------
                    ---------------------+    --------------                          ------------------- ++      IN        100%
            AZ 100% Voting Chairman (2)  +   IA            100%                       ZAHORIK COMPANY INC+++      --------------
            -----------------------      +   ------------------                       --------------------++       SUPPLEMENTAL
               IOWA FIDELITY LIFE        +++ CADET HOLDING CORP                                 +         ++        INSURANCE
               INSURANCE COMPANY         +   ------------------                             AL    100%    ++       DIVISION INC.
            -----------------------      +                                                  ----------    +++++++ --------------
                  OH               100%  +                                                   ZCI, INC.    ++      MI            100%
                  ---------------------                                                     ---------     +++++++ ------------------
                   WESTERN RESERVE LIFE  +                             +++++++++++++++++++++++++++++++++++++      CREDITOR RESOURCES
             ++++ ASSURANCE CO. OF OHIO+++  DE                         +                                  ++             INC.
             +    ---------------------     ---------------            +                                  ++      ------------------
             +        ---------------       INTERSECURITIES+++++++++++++                                  ++             +
             ++++++++ WRL SERIES FUND  ++++++    INC.     +++++        +                                  ++      CN           100%
                            INC.       +    ---------------   +        +                                  ++    -------------------
                      ---------------  +                      +        +                                  ++       CRC CREDITOR
                         MA            +  CA          100%    +        +   MN                100%               RESOURCES CANADIAN
                         ---------     +  ----------------    +        +  ------------------------        ++    DEALER NETWORK, INC.
                         IDEX FUND++++++    ISI INSURANCE     +        +      AUSA INSTITUTIONAL  ++++++++++    -------------------
                         ---------     +   AGENCY INC. AND+++++        +  MARKETING PARTNERS, INC.         ++
                                       +  ITS SUBSIDIARIES    +        +  ------------------------        ++    IA             100%
                       MA              +  ----------------    +        +     MN          100%             ++   --------------------
                       -----------     +  MN             100% +        +     ----------------             ++++  AEGON USA INVEST-
                         IDEX II +++++++  ------------------- +        +     COLORADO ANNUITY+++++++++++++++   MENT MANAGEMENT, INC.
                       SERIES FUND     +  ASSOCIATED MARINER ++        +        AGENCY INC.                +   ---------------------
                       -----------     + FINANCIAL GROUP, INC.+++       +     ----------------              +    IA        100%(12)
                       MA              +  -------------------  +       +                                    +    -----------------
                       -----------     +  MI           100%            +                                   +++++ AEGON USA REALTY
                       IDEX FUND 3 +++++  -----------------    +       +                                    ++++   ADVISORS, INC.
                       -----------     +  MARINER FINANCIAL+++++       +                                    +   -----------------
                                       +   SERVICES, INC.      +       +                                    +      DE     100%
                                       +  -----------------    +       +                                    +      -----------
                                       +                       +       +                                    +++++++  QUANTRA
                                       +   MI            100%  +       +                                    +      CORPORATION
                                       +   ------------------  +       +                                    +      -----------
                                       +   MARINER'S PLANNING  +       +                                    +          +
                                       +     CORPORATION       +       +                                    +    DE          100%
                                       +   ------------------  +       +                                    +    ----------------
                                       +                       +       +                                    +    QUANTRA SOFTWARE
                                       + MI          100%(10)  +       +                                    +       CORPORATION
                                       + -------------------   +       +                                    +    ----------------
                                       + ASSOCIATED MARINER    +       +                                    +   IA         100%
                                       + AGENCY INC. AND ITS++++       +                                    +   ---------------
                                       +     SUBSIDIARIES      +       +                                    ++++LANDAUER REALTY
                                       + -------------------   +       +                                    +    ADVISORS, INC.
                                       +  MI          100%     +       +                                    +   ---------------
                                       +  ----------------     +       +                                    +     DE          100%
                                       +  MARINER MORTGAGE     +       +                                    +     ----------------
                                       +      CORP.       ++++++       +                                    ++++++   LANDAUER
                                       +  ----------------             +                                    +     ASSOCIATES, INC.
                                       +                               +                                    +     ----------------
                                       +    FL        100%             +                                    +      IA          100%
                                       +    --------------             +                                    +      ----------------
                                       +     IDEX INVESTOR +++++++++++++                                    ++++++ AEGON USA REALTY
                                       +++++SERVICES, INC.             +                                    +       MANAGEMENT, INC
                                       +    --------------             +                                    +      ----------------
                                       +     DE       50%(7)           +                                    +     IA        100%(11)
                                       +     ---------------           +                                    +     ------------------
                                       +     IDEX MANAGEMENT,+++++++++++                                    +++++ REALTY INFORMATION
                                       ++++       INC.                                                                SYSTEMS, INC.
                                             ---------------                                                      ------------------
                                                                                                                IA           (4)
                                                                                                                ----------------
                                                                                                                 USP REAL ESTATE++++
                                                                                                                INVESTMENT TRUST   +
                                                                                                                ----------------   +
                                                                                                                              (5)  +
                                                                                                                -----------------  +
                                                                                                                CEDAR INCOME FUND+++
                                                                                                                      LTD.
                                                                                                                -----------------

See Footnotes Page 2

Effective January 1, 1997


Page 2

Footnotes

(1) 150,000 shares of Class B Non-Voting Common Stock owned by Ennia Reinsurance Antilles N.V.

(2) Ordinary common stock is allowed 60% of total cumulative vote. Participating common stock is allowed 40% of total cumulative vote.

(3) Denotes relationships as advisor, administrator, sponsor, underwriter or general partner.

(4) First AUSA Life Insurance Company owns 12.89%. PFL Life Insurance Company owns 13.11%. Bankers United Life Assurance Company owns 4.86%.

(5) PFL Life Insurance Company owns 16.73%. Bankers United Life Assurance Company owns 3.77%. Life Investors Insurance Company of America owns 3.38%. AEGON USA Realty Advisors, Inc. owns 1.97%. First AUSA Life Insurance Company owns .18%.

(6) Class B Common stock is allocated 75% of total cumulative vote. Class A Common stock is allocated 25% of total cumulative vote.

(7) 50% of Idex Management, Inc. is owned by Janus Capital Corporation, a Colorado corporation.

(8) RCC Group: FGH Realty Credit Corp., FGH USA, Inc., RCC North America, Inc., FGH USA Realty, Inc., FGH Eastern Region, Inc., FGH Appraisal Services, Inc., FGH Western Region, Inc., ALH Properties, Inc., First FGP, Inc., Second FGP, Inc., Third FGP, Inc., Fourth FGP, Inc., Fifth FGP, Inc., Sixth FGP, Inc., Seventh FGP, Inc., FGP Midwood, Inc., FGP Parsippany, Inc., ALH Properties Two, Inc., ALH Properties Three, Inc., ALH Properties Four, Inc., ALH Properties Five, Inc., ALH Properties Six, Inc., ALH Properties Seven, Inc., ALH Properties Eight, Inc., ALH Properties Nine, Inc., ALH Properties Ten, Inc., ALH Properties Eleven, Inc., ALH Properties Twelve, Inc., ALH Properties Thirteen, Inc., ALH Properties Fourteen, Inc., ALH Properties Fifteen, Inc., ALH Properties Sixteen, Inc., ALH Properties Seventeen, Inc., FGP Keene, Inc., FGP Broadway, Inc., FGP West Street, Inc., FGP West Street Two, Inc., FGP 90 West Street, Inc., FGP Branford, Inc., FGP Franklin, Inc., FGP Bala, Inc., FGP Twenty-One, Inc., FGP Twenty-Two, Inc., FGP Twenty-Five, Inc., FGP Schenectady, Inc., FGP Country Estates, Inc., FGP Eleventh Street, Inc., FGP 109th Street, Inc., FGP Seventy-Second Street, Inc., FGP Gaithersburg, Inc., FGP West 32nd Street, Inc., FGP Beekman, Inc., Dutch Hotel Management, Inc., FGP Landmark, Inc., FGP Islandia, Inc., FGP Bridgeport, Inc., FGP Varick, Inc., The RCC Group, Inc., FGP Union Gardens, Inc., FGP Burkewood, Inc., FGP Stamford, Inc., FGP Meadow Lane, Inc., FGP Main Street, Inc., FGP Property Services, Inc., FGP Merrick, Inc., FGP West 14th Street, Inc., FGP 106 Fulton, Inc., FGP Bush Terminal, Inc., FGP Northern Boulevard, Inc., FGP Seventh Avenue, Inc., FGP Parsons, Inc., FGP City Hall, Inc., FGP West 88th Street, Inc., FGP Lincoln, Inc., FGP Emerson, Inc., FGP Brooke, Inc., FGP 86th Street, Inc., FGP Edison, Inc., FGP Rider Avenue, Inc., FGP Remsen, Inc., FGP Rockbeach, Inc., FGP Carter Drive, Inc., FGP Centereach, Inc., FGP Colonial Plaza, Inc., FGP Coram, Inc., FGP Herald Center, Inc., Eighty Six Yorkville, Inc.

(9) Subsidiaries of ISI Insurance Agency, Inc. are: ISI Insurance Agency of Ohio, Inc., ISI Insurance Agency of Massachusetts, Inc., and ISI Insurance Agency of Texas, Inc.

(10) Subsidiaries of Associated Mariner Agency, Inc. are Associated Mariner Agency of Hawaii, Inc., Associated Mariner Insurance Agency of Massachusetts, Inc., Associated Mariner Agency Ohio, Inc., Associated Mariner Agency Texas, Inc., and Associated Mariner Agency New Mexico, Inc.

(11) Owns 50% interest in DJA Partners (a.k.a. "Teleres"), a Delaware general partnership. Also owns 10% interest in Datalytics, Inc., an Ohio corporation.

(12) Owns 49% of Quantra Consulting, Inc., a Delaware corporation.


*Includes qualifying shares for Directors.

AEGON USA, Inc. - Holding Company

Life Investors Insurance Company of America - Insurance

International Life Investors Insurance Company - Insurance

Transunion Casualty Company - Insurance

Investors Warranty of America, Inc. - Provider of automobile extended maintenance contracts

Supplemental Insurance Division, Inc. - Insurance

AEGON USA, Inc. - Holding Company

Life Investors Insurance Company of America - Insurance

PFL Life Insurance Company

Transunion Casualty Company - Insurance

Investors Warranty of America, Inc. - Provider of automobile extended maintenance contracts

Supplemental Insurance Division, Inc. - Insurance

Creditor Resources, Inc. - Credit Insurance

AEGON USA Investment Management, Inc. - Investment Advisor

AEGON USA Realty Advisors, Inc. - Provides real estate administrative and real estate investment services

AEGON USA Realty Management, Inc. - Real Estate Management

AEGON USA Securities, Inc. - Broker-Dealer

AEGON USA Managed Portfolios, Inc. - Mutual Fund

USP Real Estate Investment Trust - Real Estate Investment Trust

Cedar Income Fund, Ltd. - Real Estate Investment Trust



First AUSA Life Insurance Company - Insurance

Bankers United Life Assurance Company - Insurance

Universal Benefits Corporation - Third party administrator

Massachusetts Fidelity Trust Company - Trust company

Money Services, Inc. - Provides financial counseling for employees and agents of affiliated companies

Zahorik Company, Inc. - Broker-Dealer



Cadet Holding Corp. - Holding company

ISI Insurance Agency, Inc. - Broker/Dealer

Southwest Equity Life Insurance Company - Insurance

Iowa Fidelity Life Insurance Company - Insurance

The Whitestone Corporation - Insurance agency

Monumental Life Insurance Company - Insurance

United Financial Services, Inc. - General agency



Monumental General Insurance Group, Inc. - Holding company

Monumental General Administrators, Inc. - Provides management services to unaffiliated third party administrator

Executive Management and Consultant Services, Inc. - Provides actuarial consulting services

Monumental General Mass Marketing, Inc. - Marketing arm for sale of mass marketed insurance coverages



Bankers Financial Life Insurance Company - Insurance

Monumental General Casualty Company - Insurance

AUSA Holding Company - Holding company

JLW Financial Management Systems, Inc. - Management and Administrative
Services

ZCI, Inc. - Insurance agency

AUSA Financial Markets, Inc. - Marketing

CRC Creditor Resources Canadian Dealer Network Inc. - Insurance agency

American Forum For Fiscal Fitness, Inc. - Marketing

Western Reserve Life Assurance Co. of Ohio - Insurance

Landauer Realty Advisors, Inc. - Real estate counseling

Landauer Associates, Inc. - Real estate counseling

WRL Series Fund, Inc. - Mutual fund

Intersecurities, Inc. - Broker-dealer

Idex Investor Services, Inc. - Shareholder services

Idex Management, Inc. - Investment advisor

Idex Total Income Trust - Mutual fund

Idex Fund - Mutual fund

Idex II Series Fund - Mutual fund

Idex Fund 3 - Mutual fund

Diversified Investment Advisors, Inc. - Registered Investment Adviser

Diversified Investors Securities Corp. - Broker-Dealer

AUSA Life Insurance Company, Inc. - Insurance

International Life Investors Insurance Company - Insurance

AMCORP, Inc. - Insurance agency

Colorado Annuity Agency, Inc. - Insurance agency

Realty Information Systems, Inc. - Dow Jones joint venture

Associated Mariner Financial Group, Inc. - Holding company management services

Mariner Financial Services, Inc. - Broker-dealer

Mariner/ISI Planning Corporation - Financial planning

Associated Mariner Agency, Inc. - Insurance agency

Mariner Mortgage Corp. - Mortgage origination

Melson and Associates, Inc. - Real estate financial management consulting

Item 27.     Number of Policyowners

             As of December 31, 1996, there were 783 Owners of the

             Policies.

Item 28.     Indemnification

        The New York Code (Sections 721 et. seq.) provides for permissive
                                        --------
indemnification in certain situations, mandatory indemnification in other situations, and prohibits indemnification in certain situations. The Code also specifies procedures for determining when indemnification payments can be made.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Depositor pursuant to the foregoing provisions, or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director, officer or controlling person in connection with the securities being registered), the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.     Principal Underwriter

             AEGON USA Securities, Inc.
             4333 Edgewood Road, N.E.
             Cedar Rapids, Iowa  52499

             The directors and officers of
             AEGON USA Securities, Inc.
             are as follows:/5/

Patrick E. Falconio
Director

William L. Busler
Director

Brenda K. Clancy
Director

Robert A. Thelen
Senior Vice-President

Lorri E. Mehaffey
President



Billy J. Berger
Vice President and Assistant Treasurer

Lisa Wachendorf
Vice President

Linda Gilmer
Vice President and Treasurer

Donna M. Craft
Vice President

Frank A. Camp
Secretary

Shelley Davenport
Assistant Vice President
_____________________
/5/ The principal business address of each person listed is AEGON USA Securities, Inc., 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.


Commissions and Other Compensation Received by Principal Underwriter.
--------------------------------------------------------------------


   AEGON USA Securities, Inc. and/or the broker-dealers received $1,628,150 from the Registrant during the last fiscal year for its services in distributing the Policies. No other commission or compensation was received by the principal underwriter, directly or indirectly, from the Registrant during the fiscal year.


Item 30.     Location of Accounts and Records

             The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by AUSA Life Insurance Company,

Inc. at 666 Fifth Avenue, New York, New York 10103, or its Service Office, Financial Markets Division - Variable Annuity Dept., 4333 Edgewood Road N.E., Cedar Rapids, Iowa 52499.

Item 31.     Management Services.

             All management Policies are discussed in Part A or Part B.

Item 32.     Undertakings

             (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premiums under the Policy may be accepted.

             (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Policy application that an applicant can check to request a Statement of Additional Information.

             (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to AUSA at the address or phone number listed in the Prospectus.


             (d) AUSA Life Insurance Company hereby represents that the fees and charges deduted under the policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by AUSA Life Insurance Company.


Section 403(b) Representations
------------------------------

        AUSA represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on
Section 403(b) Policies, and that paragraphs numbered (1) through (4) of that letter will be complied with.

                                  SIGNATURES


As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that this Amendment to the Registration Statement meets the requirements for effectiveness pursuant to paragraph (b) of Rule 485 and has caused this Registration Statement to be signed on its behalf, in the City of Cedar Rapids and State of Iowa, on this 29th day of April, 1997.



                                           AUSA ENDEAVOR VARIABLE
                                           ANNUITY ACCOUNT

                                           AUSA LIFE INSURANCE
                                           COMPANY, INC.
                                           Depositor


                                           /s/ Tom A. Schlossberg
                                           -------------------------------
                                           Tom A. Schlossberg
                                           President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the duties indicated.


Signatures                     Title               Date
----------                     -----               ----
/s/ William Brown, Jr.         Director            April 29, 1997
------------------------
William Brown, Jr.


/s/ Larry G. Brown             Director            April 29, 1997
------------------------
Larry G. Brown


/s/ William L. Busler          Director            April 29, 1997
------------------------
William L. Busler


/s/ Jack R. Dykhouse           Director            April 29, 1997
------------------------
Jack R. Dykhouse


/s/ Steven E. Frushtick        Director            April 29, 1997
------------------------
Steven E. Frushtick


/s/ Carl T. Hanson             Director            April 29, 1997
------------------------
Carl T. Hanson


/s/ B. Larry Jenkins           Director            April 29, 1997
------------------------
B. Larry Jenkins

/s/ Colette Vargas                Director        April 29, 1997
----------------------------
Colette Vargas


/s/ Vera F. Mihaic                Director        April 29, 1997
----------------------------
Vera F. Mihaic


/s/ Peter P. Post                 Director        April 29, 1997
----------------------------
Peter P. Post


/s/ Tom A. Schlossberg            Director        April 29, 1997
----------------------------     (Principal
Tom A. Schlossberg            Executive Officer)


/s/ Cor H. Verhagen               Director        April 29, 1997
----------------------------
Cor H. Verhagen


/s/ E. Kirby Warren               Director        April 29, 1997
----------------------------
E. Kirby Warren


/s/ Brenda K. Clancy              Treasurer       April 29, 1997
----------------------------
Brenda k. Clancy

                                 EXHIBIT INDEX

          EXHIBIT                                          PAGE
            NO.             DESCRIPTION OF EXHIBIT         NO.*
          -------           ----------------------         ----
            (4)(b)     Form of policy Endorsement
                       (Dollar Cost Averaging) Note 4
            (4)(c)     Form of Policy Endorsement
                       (Annuity Commencement Date,
                       service charge) Note 4.
            (5)(b)     Form of Application for the
                       Endeavor Variable Annuity. Note 4.
            (8)(c)     Amendment to Participation Agreement
                       by and between PFL Life Insurance
                       Company and Endeavor Series Trust.
            (10)(a)    Consent of Independent Auditors
            (10)(b)    Opinion and Consent of Actuary
            (14)       Powers of Attorney














_________________________________________________________

*Page numbers included only in manually executed original.

                                                                REGISTRATION NO.
                                                                        33-83560



                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                _______________

                                   EXHIBITS

                                      TO

                                   FORM N-4

                            REGISTRATION STATEMENT

                                     UNDER

                          THE SECURITIES ACT OF 1933

                                      FOR

                    AUSA ENDEAVOR VARIABLE ANNUITY ACCOUNT

                                _______________